UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2010

Date of reporting period: February 28, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

Global Real Estate Investment

International Value

International Growth

Small-Mid Cap Value

Small-Mid Cap Growth

Short Duration Bond

Intermediate Duration Bond

Inflation Protected Securities

High-Yield

February 28, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 23, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 28, 2010.

The tables on pages 20-22 show each Portfolio’s performance for the six- and 12-month periods ended February 28, 2010, compared to their respective benchmarks. Additional performance can be found on pages 23-24. Each Portfolio’s benchmark is as follows: US Value Portfolio—Russell 1000 Value Index; US Large Cap Growth Portfolio—Russell 1000 Growth Index; Global Real Estate Investment Portfolio—Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index; International Value Portfolio—Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; International Growth Portfolio—MSCI EAFE Index and MSCI EAFE Growth Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Short Duration Bond Portfolio—Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio—Barclays Capital US Aggregate Bond Index; Inflation Protected Securities Portfolio—Barclays Capital 1-10 Year Inflation Protected Securities (TIPS) Index; High-Yield Portfolio—Barclays Capital US High Yield 2% Issuer Cap Index.

Effective April 16, 2010, Inflation-Protected Securities Portfolio will be renamed the Bond Inflation Protection Portfolio and its investment objectives and certain investment policies will change. Please see the Portfolio’s Investment Objective and Policies section of this letter on pages 12 and 13 for greater detail.

US Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively larger market capitalizations as compared to the overall US equity market. The Portfolio’s investment policies emphasize investment in companies that AllianceBernstein’s (the “Adviser’s”) Bernstein unit (“Bernstein”) determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by US companies.

Investment Results

For both the six- and 12-month periods ended February 28, 2010, the Portfolio outperformed the benchmark, the Russell 1000 Value Index. Strong sector selection boosted the Portfolio’s performance for the six-month period, while broad-based strength in stock selection contributed the lion’s share of the Portfolio’s

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

outperformance for the 12-month

period.

For the six-month period, underweights in the utilities and financials sectors added to relative performance. Stock selection was strongest in consumer growth, buoyed by the Portfolio’s media holdings. Stock selection in financials hurt relative performance.

For the 12-month period, stock selection was again strongest in consumer growth, where the Portfolio’s media holdings outperformed. The Portfolio’s underweight in financials offset positive stock selection in the sector.

Market Review and Investment Strategy

Following their surge off March 2009 lows, US equities, like equities globally, continued to gain amid gradually growing investor confidence that an economic and corporate-profit recovery was under way. Early signs of increased mergers & acquisitions activity also boosted investor sentiment. As hopes for a recovery rose, the stocks that had fared worst during the crisis outperformed.

In the aftermath of the global recession and credit crunch, companies face stiff challenges as they work to recover from severely depressed profit levels. Analysts remain unusually divided in their forecasts for earnings. These tensions are creating a fertile environment for the Portfolio’s research-driven value strategy. Valuation spreads between the cheapest and most expensive US stocks based on price/book value are above long-term averages across the market.

US Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of US companies with relatively larger market capitalizations as compared to the overall US equity market. The Portfolio focuses on a relatively small number of large, intensively researched US companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap US companies. For these purposes, “large-cap US companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Investment Results

For the six-month period ended February 28, 2010, the Portfolio underperformed the benchmark, the Russell 1000 Growth Index. Both relative sector allocation and security

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

selection were negative for the reporting period. Underperformance was driven by stock selection in the financials, information technology, industrials and consumer discretionary sectors. The financials sector was the most notable detractor for the period as the Portfolio’s large overweight, paired with stock selection, hurt performance. The financials sector got particularly hard-hit in the fourth quarter of 2009 amid fears of potentially restrictive regulation. On the positive side, the health care, materials and consumer staples sectors all added to performance for the period due to stock selection.

For the 12-month period ended February 28, 2010, the Portfolio underperformed the benchmark. Underperformance was driven by stock selection, mainly in the health care, consumer discretionary and industrial sectors. The health care sector was the largest detractor, primarily due to investors moving away from perceived defensive sectors to increase cyclical exposure early in 2009. Concerns over the uncertainty of health care reform also battered the sector, rather than underlying fundamentals of specific companies. Benchmark securities not held hurt relative performance in the consumer discretionary and industrials sectors, while the Portfolio’s underweight in the technology sector also detracted from its relative return. The largest contributions to the Portfolio’s relative return came from stock selection in the energy and materials sectors. From a sector perspective, the Portfolio’s significant overweight in the financials sector was able to offset stock selection and this sector added modestly to relative performance. Financial holdings were four of the top-ten individual contributors for the period. Other top performers were across sectors.

Market Review and Investment Strategy

2009 was a period of transition in the US stock market. Starting with the same negative tone that had marked 2008, the market abruptly reversed course in March 2009 as investors began seeing the so-called “green shoots,” or positive signs, of economic recovery. By the year’s close, the S&P 500 Stock Index had come through with an uncharacteristically strong gain. Several other transitions took place during the year. In terms of investment style, 2009 began and ended with the first and fourth quarters favoring growth, while value stocks rallied in the middle two periods. This pattern was very much in sync with wholesale shifts in investor attitudes toward risk across styles: first they shunned it altogether, then signs of economic recovery prompted them to embrace stocks previously branded as risky and whose prices had plunged most precipitously. By the fourth quarter, however, a more discriminating attitude toward risk was becoming evident.

During the first several months of 2009, the US Large Cap Growth Team (the “Team”) believed that global economic growth would exceed consensus expectations. Given the Team’s view that domestic and

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

international fiscal and monetary policy would ease concerns about the financial crisis, the Team shifted the Portfolio toward holdings with a higher degree of cyclical exposure: financials and industrials. The Team eliminated the Portfolio’s large overweight in the health care sector to fund these purchases. This positioning remains largely in place as the Team continues to see an improving economic environment and companies within the financial and industrials sectors with compelling valuations.

Global Real Estate Investment Portfolio

Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws

Investment Results

For the six-month period ended February 28, 2010, the Portfolio outperformed the benchmark, the FTSE EPRA/NAREIT Developed RE Index. As global economies continued their fundamental recovery, the Portfolio’s cyclically exposed positions performed well and contributed to relative performance for the reporting period. Retail mall positions in the US, Canada and Brazil outperformed their peers. Many of the Portfolio’s lodging positions also performed ahead of the benchmark as a rebound in hotel bookings began. The main detractors from performance were some of the Portfolio’s Chinese residential developers and a Middle East Abu Dhabi investment—the latter reflects investor anxiety with regards to neighboring Dubai default and pending debt restructuring.

For the 12-month period ended February 28, 2010, the Portfolio underperformed the benchmark. Entering the second quarter of 2009, the Portfolio had an emphasis on resilient companies with reliable cash flow streams. This strategy underperformed during the April–June 2009 period, as those companies which had been regarded as less likely to survive after capital markets became unavailable late last year led the rally in real estate equities. Both stock and sector selection detracted from performance

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

during the period. Key detractors from the Portfolio’s performance were European and Canadian companies with moderate leverage and stable businesses. These companies were penalized as investors, expecting a robust recovery, sought companies with high financial and operational leverage. Some of the Portfolio’s positions in Japan also detracted as the local real estate markets continued to be impacted by liquidity availability. Key contributors during the period were the Portfolio’s Hong Kong companies with exposure to the residential market. Tight supply and strong demand for residential apartments added to mortgage competition among Hong Kong lenders to create a supportive environment for the apartments’ sale. Low mortgage costs lowered financing costs for residential buyers, increasing affordability and spurring an upswing in apartment volumes and pricing.

Market Review and Investment Strategy

For the six-month period ended February 28, 2010, the global real estate markets as represented by the FTSE EPRA/NAREIT Developed RE Index increased 7.11% as credit conditions improved and hopes of economic recovery continued to reduce risk premiums for real estate equity. For the 12-month period, the FTSE EPRA/NAREIT Developed RE Index posted a positive absolute return of 84.55%. As indicated earlier, real estate markets performed strongly beginning in April 2009, as concerns about the impact of the credit cycle on consumers, economic growth and real estate valuations begun to subside. For the six-month period, global real estate returns moderated as the meaningful normalization of risk premiums that took place during the second and third quarters of 2009 was reflected in valuations.

While fundamentals vary by region of the world and by property type, in general, new commercial real estate construction in this cycle was subdued, partly due to high construction costs. As a result, commercial real estate entered the economic downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to increase cash flows as leases expire and new rents are set). Given the collapse in new construction, exacerbated by lack of financing, fundamental supply is likely to remain in check facilitating a rebound in pricing power when demand begins to recover.

The REIT Senior Investment Management Team (the “Team”) believes the Portfolio is well positioned to benefit from the nascent economic recovery. The Portfolio’s stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Portfolio’s global scope allows it to uncover new opportunities as it focuses on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively more robust.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed or emerging market countries. The Portfolio’s investment policies emphasize investment in companies that the Adviser determines to be undervalued. In selecting securities for the Portfolio, the Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

For both the six- and 12-month periods ended February 28, 2010, the Portfolio outperformed the benchmark, the MSCI EAFE Index. The Portfolio’s outperformance was more muted for the six-month period, as strength from its capital equipment and technology holdings was offset by weakness from its energy and utilities holdings, as well as the Portfolio’s underweight of the outperforming consumer staples sector. Currency selection was a strong contributor to the Portfolio during the six-month period, as an overweight of the Australian dollar added meaningfully to its premium.

The Portfolio’s outperformance was more pronounced during the 12-month period, as strong stock selection in capital equipment, technology and financials drove the premium. Sector selection was also positive, buoyed by the Portfolio’s overweight of financials. The Portfo-

lio’s telecommunications holdings were the largest drag on relative performance for the 12-month period.

Market Review and Investment Strategy

Following their surge off March 2009 lows, international equities continued to gain amid gradually growing investor confidence that an economic and corporate-profit recovery was under way. Increased mergers & acquisitions activity also boosted investor sentiment. As hopes for a recovery rose, the stocks that had fared worst during the crisis outperformed. Consumer staples stocks led for the six-month period, while financial stocks lagged. For the 12-month period, the financial and industrial commodities sectors led, while utilities lagged.

The Portfolio’s International Value Senior Investment Management Team (the “Team”) continued to take advantage of attractive valuations across a wide range of sectors, while investing in companies with strong balance sheets and clearer earnings visibility. With the economy and banking system on a firmer footing, the Team increased the Portfolio’s exposure to economically sensitive companies that look undervalued relative to their earnings power under more normal business conditions. The Team’s research has also identified stocks that currently offer a favorable combination of attractive valuations and resilient cash flows

International Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

primarily in an international portfolio of equity securities of companies located in both developed and emerging market countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio’s benchmark and other decisions, such as country selection, are generally the result of the stock selection process. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

For the six-month period ended February 28, 2010, the Portfolio outperformed both the primary benchmark, the MSCI EAFE Index, and the secondary benchmark, the MSCI EAFE Growth Index. For the 12-month period, the Portfolio underperformed both the MSCI EAFE Index and the MSCI EAFE Growth Index.

For the six-month period, both sector and security selection were strong, as the Portfolio’s materials, financials and consumer discretionary holdings drove outperformance. Stock selection in industrials was the largest drag on relative returns.

For the 12-month period, however, both sector and security selection were negative, as the Portfolio’s industrials, financials and materials holdings, as well as its underweight of financials, dragged down relative returns. The Portfolio’s underweight of the utilities sector was the strongest contributor to relative performance.

The Portfolio utilized leverage for the reporting period.

Market Review and Investment Strategy

Following their surge off March 2009 lows, international equities continued to gain amid gradually growing investor confidence that an economic and corporate-profit recovery was under way. Increased mergers & acquisitions activity also boosted investor sentiment. As hopes for a recovery rose, the stocks that had fared worst during the crisis outperformed. Consumer staples stocks led for the six-month period, while financial stocks lagged. For the 12-month period, the financial and industrial commodities sectors led, while utilities lagged.

The Portfolio’s International Growth Team (the “Team’s”) “dynamic gap” investment process uses fundamental research to find disparities between the Group’s expectations for a company and the consensus views that are already reflected in the share price. The Group believes that there are an extraordinary number of these dynamic gap opportunities across the investment landscape as industries, companies and consumers recalibrate after the tumult of the last two years.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-US companies.

Investment Results

For both the six- and 12-month periods ended February 28, 2010, the Portfolio outperformed the benchmark, the Russell 2500 Value Index. Broad-based strength in stock selection contributed the lion’s share of the Portfolio’s outperformance for both time periods. Sector selection was also positive during each period.

For the six-month period, the Portfolio’s financial, technology and consumer staples holdings drove the outperformance. The Portfolio’s utilities holdings lagged. For the 12-month period, stock selection was positive in all but three sectors. Technology was the strongest contributor, while consumer growth was the largest drag on relative performance. The Portfolio’s consumer staples, industrial resources, energy and financial holdings were also strong contributors.

The Portfolio utilized leverage for the reporting period.

Market Review and Investment Strategy

Following their surge off March 2009 lows, US small-cap equities, like equities globally, continued to gain amid gradually growing investor confidence that an economic and corporate-profit recovery was under way. As hopes for a recovery rose, the stocks that had fared worst during the crisis outperformed. Cyclical sectors led by extraordinarily wide margins, while financials and more defensive sectors such as utilities trailed. Stocks with higher balance-sheet leverage also outperformed as fears faded. The dispersion of returns for stocks within and across sectors was unusually wide.

Equities have surged from their panic-driven lows as investors, relieved that their darkest fears didn’t come to pass, began looking past current woes to future profits. But profitability remains deeply depressed and investor uncertainty about the path of the recovery remains high. While the valuation gap between the cheapest quintile of smaller-cap stocks and the smaller-cap universe has narrowed since the rally began, it remains above average. It is also unusually broad-based. As this phase of the recovery unfolds, the Team is using its deep quantitative and fundamental research to identify those companies whose earnings power and cash generation are being underpriced by the market.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall US equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500 Growth Index or between $1 and $6 billion. Because the Portfolio’s definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. Normally, the Portfolio invests in US companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-US companies.

Investment Results

For the six-month period ended February 28, 2010, the Portfolio underperformed the benchmark, the Russell 2500 Growth Index. Unfavorable stock selection accounted for the relative underperformance while sector selection was a partial offset. Stock selection was strongest in the consumer and industrial sectors, but was more than offset by negative stock selection within the financial, technology and health care sectors. In terms of sector exposure, the Portfolio’s underweight in the financial sector helped relative returns and its overweight in the energy sector boosted both absolute and relative returns during the period.

For the 12-month period ended February 28, 2010, the Portfolio underperformed the benchmark. This period was marked by dramatic shifts in investor sentiment and the Portfolio performed well during periods when traditional growth factors added value—an important element of the Small Cap Growth Investment Team’s (the “Team’s”) investment discipline. During much of the period, however, the strongest performance accrued to lower-quality and more speculative shares which are not the focus of the Team’s investment process. Despite very strong absolute returns, the Portfolio’s underexposure to lower quality and more speculative stocks weighed on relative returns during the period.

Stock selection was a positive contributor to relative returns, with the strongest stock selection coming from picks in the industrial, technology, energy and consumer sectors. This was partially offset by weaker selection in the health care and financial sectors. Offsetting the period’s favorable stock selection was a negative contribution from sector allocation primarily related to the Portfolio’s cash holdings which, although modest, detracted from both relative and absolute returns given the market’s very strong absolute gains.

Market Review and Investment Strategy

2009 was transitional for capital markets as investors worked to assess the timing and pace of economic recovery. Market sentiment fluctuated wildly as investors flipped from fleeing risk at any

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

price to embracing stocks previously considered high-risk. 2009 started with a continuation of the negative tone that was pervasive throughout most of 2008, but then stocks rallied sharply as investors increasingly gained confidence that the worst of the crisis was past and economic recovery was under way.

Bolstered by a more than 80% surge off March 2009 lows, the Russell 2500 Growth Index finished the 12-month period ended February 28, 2010, up a strong 66.26%, nicely ahead of the S&P 500 Stock Index’s 53.62% advance. Consistent with prior early-recovery rallies, smaller cap stocks led performance. Also consistent with prior early-recovery rallies, the smaller, more speculative stocks within the Portfolio’s benchmark were the period’s strongest performers.

For the six- and 12-month periods, the Team’s bottom-up stock selection continued to emphasize investments in companies it believes are positioned to outperform the market’s expectations. Compared to earlier in calendar year 2009, when these opportunities were more evenly balanced between cyclically and more defensively oriented companies, the mix of companies shifted toward companies whose earnings prospects would disproportionately benefit from continued improvement in economic activity. As always, this was not a top-down decision, but rather a function of the Team’s bottom-up stock selection process. Relative to earlier in 2009, the Portfolio’s large overweight in consumer/commercial services was reduced to only modestly overweight by the end of the reporting period. Underweights in the health care and industrials remain, but have been reduced markedly. At the end of the reporting period, the Portfolio’s underweight in the financial sector had widened.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment- grade, US Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in many types of fixed-income securities including corporate bonds, notes, US Government and agency securities, asset-backed securities (ABS), mortgage-related securities and inflation-protected securities, as well as other securities of US and non-US issuers.

Investment Results

For the six- and 12-month periods ended February 28, 2010, the Portfolio outperformed the benchmark, the Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index. The Portfolio was positioned to capitalize on record wide yield spreads of non-government sectors and this benefited performance for both time periods. The following positions were positive: an underweight in Treasuries and overweights in asset- backed securities (ABS), investment-grade corporate bonds and commercial mortgage-backed securities (CMBS).

10	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Portfolio utilized leverage for the reporting period.

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets extended their rally; nongovernment debt continued to outperform government bonds as spreads narrowed further.

The six-month period was marked by the continued strong recovery of investment-grade corporate bonds, which returned 5.20%. Spreads continued to tighten to end the reporting period at 173 basis points over Treasuries. Spreads on CMBS similarly continued to tighten as investor appetite for risk returned in the market. CMBS ended the period at 387 basis points over Treasuries. CMBS returned 12.34% for the six-month period. All data is according to Barclays Capital.

In the view of the US Investment Grade: Liquid Markets/Structured Products Investment Team (the “Team”), opportunities in the credit markets are still attractive. While spreads have tightened significantly and are returning to their long-term averages, the economic recovery con-

tinues to provide support for nongovernment debt. The Team is maintaining an overweight in corporate issues and the Portfolio’s positions remain diversified. The Team has also reduced exposure to CMBS as the sector has rallied.

Intermediate Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, US Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of US and non-US issuers.

Investment Results

For both the six- and 12-month periods ended February 28, 2010, the Portfolio outperformed the benchmark, the Barclays Capital US Aggregate Bond Index. The Portfolio was positioned to capitalize on record wide yield spreads of credit, and this benefited performance for both time periods. The following positions were positive: an overweight in investment-grade corporates and CMBS, allocations to non-investment grade corporates and an underweight in Treasuries.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets extended their rally; nongovernment debt continued to outperform government bonds as spreads narrowed further.

The semi-annual period ended February 28, 2010, was marked by the continued strong recovery of investment-grade corporate bonds, which returned 5.20% during the six-month period. Spreads continued to tighten to end the period at 173 basis points over Treasuries. Spreads on CMBS similarly continued to tighten as investor appetite for risk returned in the market. CMBS ended the period at 387 basis points over Treasuries. CMBS returned 12.34% for the six-month period. All data is according to Barclays Capital.

In the view of the US Investment Grade: Core Fixed Income Team (the “Team”), opportunities in the credit markets are still attractive. While spreads have tightened significantly and are returning to their long-term averages, the economic recovery continues to provide support for corporates. The Team is maintaining the Portfolio’s overweight in more market-sensitive corporate issues, although they have tempered some of the most aggressive overweights. The Team has also reduced exposure to CMBS as the sector has rallied.

Inflation Protected Securities Portfolio

Investment Objective and Policies

Until April 16, 2010, the Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in US Dollar-denominated inflation protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation protected securities. The Portfolio’s investments in inflation protected securities include inflation protected debt securities of varying maturities issued by US or non-US governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Barclays Capital 1-10 Year TIPS Index.

Assets not invested in inflation protected securities may be invested in other types of debt securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of US and non-US issuers.

Effective April 16, 2010, Inflation-Protected Securities Portfolio will be renamed the Bond Inflation Protection Portfolio. The Portfolio’s new non-fundamental investment objective will be “to maximize real return without assuming what the Adviser considers to be undue risk”. Consistent with the change in the Portfolio’s name, the Portfolio’s investment policy of investing at least 80% of its net assets in inflation-protected securities will be changed to a policy of investing at least 80% of its net assets in fixed-income securities. Changes to the Portfolio’s investment policies also include:

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

•	the use of leverage through investments in reverse repurchase agreements;

•	expanded flexibility to invest in derivatives, such as total return swaps;

•

permitting the Portfolio to invest up to 15% of its total assets in below investment-grade fixed-income securities rated BB or B or the equivalent by at least one national ratings agency, or deemed by the Adviser to be of comparable quality; and

•	permitting the Portfolio to invest in fixed-income securities of any maturity and duration.

There will be no change to the Portfolio’s benchmark, the Barclays Capital 1-10 Year Inflation Protected Securities (TIPS) Index.

Investment Results

For both the six- and 12-month periods ended February 28, 2010, the Portfolio outperformed the benchmark, the Barclays Capital 1-10 Year TIPS Index. For both periods the Portfolio’s longer duration relative to the benchmark contributed positively to performance.

Market Review and Investment Strategy

2009 was marked by a historic recovery in many fixed-income sectors following the extreme risk aversion that seized the markets after the bankruptcy of Lehman Brothers in September 2008. The positive trend in the credit markets continued into the first two months of 2010 despite a flare-up of concern of sovereign debt risk in the euro area. The global economic recovery broadened in late

2009 and continued into early 2010 as the US and euro-area economies returned to positive growth and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets extended their rally and nongovernment debt continued to outperform government bonds as spreads narrowed further.

Despite the unwinding of risk premiums, US Treasuries were in positive territory for the six-month period returning 1.44%. The Treasury yield curve continued to steepen with short-term rates declining modestly and longer term rates rising. For the six-month period, two-year yields declined 17 basis points to end the period at 0.81%, while 10-year yields rose 21 basis points to 3.61% and 30-year yields rose 38 basis points to end the period at 4.56%. TIPS (as represented by the Barclays Capital 1-10 Year TIPS Index) outperformed Treasuries posting an absolute return of 4.76% for the six-month period.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high yield, below-investment grade debt securities, commonly known as “junk bonds.” The Portfolio seeks to maximize current income by taking

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

Investment Results

For the six- and 12-month periods ended February 28, 2010, the Portfolio outperformed the benchmark, the Barclays Capital US High Yield 2% Issuer Cap Index. The Portfolio’s increased risk profile during a period of historically strong high-yield returns provided positive relative performance versus the benchmark. Overweight positions in the CCC-rated quality tier as well as overweights in Tier 1, hybrid and subordinated debt holdings—all of which increased the Portfolio’s overall risk profile—were positive contributors for both periods.

Market Review and Investment Strategy

2009 was marked by a historic recovery in many fixed-income sectors following the extreme risk aversion that seized the markets after the bankruptcy of Lehman Brothers in September 2008. The positive trend in the credit markets continued into the first two months of 2010. According to the Barclays Capital US High Yield 2% Issuer Cap Index, the high-yield market returned 13.86% for the six-month period under review and a historic 55.20% for the 12-month period ended February 28, 2010. For the calendar year 2009, the Portfolio outperformed the benchmark while the average high-yield fund underperformed the Barclays Capital index by more than 12%.

All industry classifications posted positive returns for the six-month reporting period. By industry sector, financial institutions returned 25.24%, and continued to lead along with insurance at 32.23% and banks at 23.19%. Other outperforming industries included consumer products at 28.69%, airlines at 18.72% and building materials at 17.42%. Underperforming industries included consumer non-cyclicals at 9.56%, utilities at 10.87%, energy at 11.65% and communications at 11.79%.

By quality tier, CCC-rated debt outperformed, returning 18.34%, with B-rated debt returning 10.46% and BB-rated debt returning 11.26%. For the six-month period, high-yield spreads continued to tighten an additional 195 basis to end the period at 656 basis points over duration-neutral Treasuries. High-yield spreads have tightened a dramatic 1,282 basis points since reaching their widest spreads in mid-December 2008.

In the view of the Portfolio’s Global Credit Investment Team (the “Team”), opportunities in the credit markets are still attractive. While spreads have tightened dramatically and are returning close to their long-term averages, the economic recovery continues to provide significant support. The Team is maintaining the Portfolio’s overweight in more market-sensitive issues, although it has tempered some of the Portfolio’s most aggressive overweights.

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, contact your AllianceBernstein Investments representative or call 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.

The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the US.

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trust (NAREIT) Developed RE Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization index that measures stock performance in 21 countries in Europe, Australasia and the Far East. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged MSCI EAFE Growth Index is a subset of the MSCI EAFE Index and generally represents approximately 50% of the free float-adjusted market

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

capitalization of each appropriate Single Country Index and consists of those securities classified by MSCI as most representing the growth style.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap US stocks.

The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap US stocks.

The unmanaged Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index is composed of US government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Barclays Capital US Aggregate Bond Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged Barclays Capital 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged Barclays Capital US Treasury Inflation Notes Index and consists of inflation-protection securities issued by the US Treasury.

The unmanaged Barclays Capital US High Yield 2% Issuer Cap covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.

A Word About Risk

US Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected.

US Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified Portfolio. The Portfolio’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

invest exclusively in US issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

International Growth Portfolio

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US.

Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Short Duration Bond Portfolio

The Portfolio’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities.

Intermediate Duration Bond Portfolio

The Portfolio may invest in convertible debt securities, preferred stock and dividend paying stocks, US government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high-yield bonds, otherwise known as “junk bonds,” which involves a greater risk of default and price volatility than other bonds. Investing in below investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money.

Inflation Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest-rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

in the market. To the extent the Portfolio invests in securities of non-US issuers, it may have non-US issuer risk and currency risk.

High-Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High-yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

US VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	8.83%	59.48%

Russell 1000 Value Index	8.52%	56.50%

US LARGE CAP GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein US Large Cap Growth Portfolio	8.09%	48.66%

Russell 1000 Growth Index	11.32%	54.19%

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	7.43%	80.15%

FTSE EPRA/NAREIT Developed RE Index	7.11%	84.55%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 15-19.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

INTERNATIONAL VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein International Value Portfolio	1.02%	63.95%

MSCI EAFE Index	0.72%	54.58%

INTERNATIONAL GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein International Growth Portfolio	6.58%	46.30%

MSCI EAFE Index	0.72%	54.58%

MSCI EAFE Growth Index	3.89%	49.44%

SMALL-MID CAP VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	19.11%	88.87%

Russell 2500 Value Index	12.31%	69.33%

SMALL-MID CAP GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio	12.69%	65.89%

Russell 2500 Growth Index	13.34%	66.26%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 15-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SHORT DURATION BOND PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	3.85%	9.24%

BofAML 1-3 Year Treasury Index	1.23%	2.19%

INTERMEDIATE DURATION BOND PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	5.65%	19.96%

Barclays Capital US Aggregate Bond Index	3.19%	9.32%

INFLATION PROTECTED SECURITIES PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Inflation Protected Securities Portfolio	5.22%	12.12%

Barclays Capital 1-10 Year TIPS Index	4.76%	11.54%

HIGH-YIELD PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	18.63%	64.52%

Barclays Capital US High Yield 2% Issuer Cap Index	13.86%	55.20%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 15-19.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2010
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	59.48%
Since Inception*	-1.47%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	48.66%
Since Inception*	1.68%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	80.15%
Since Inception*	2.47%

AllianceBernstein International Value Portfolio
1 Year	63.95%
Since Inception*	2.17%

AllianceBernstein International Growth Portfolio
1 Year	46.30%
Since Inception*	1.10%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	88.87%
Since Inception*	4.57%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	65.89%
Since Inception*	5.68%

AllianceBernstein Short Duration Bond Portfolio
1 Year	9.24%
Since Inception*	3.20%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	19.96%
Since Inception*	5.76%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	12.12%
Since Inception*	5.00%

AllianceBernstein High-Yield Portfolio
1 Year	64.52%
Since Inception*	7.73%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns and the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 15-19.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

AllianceBernstein US Value Portfolio
1 Year	54.54%
Since Inception*	-0.10%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	45.32%
Since Inception*	2.86%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	76.68%
Since Inception*	3.74%

AllianceBernstein International Value Portfolio
1 Year	62.38%
Since Inception*	3.74%

AllianceBernstein International Growth Portfolio
1 Year	48.07%
Since Inception*	2.45%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	85.08%
Since Inception*	6.35%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	60.99%
Since Inception*	7.24%

AllianceBernstein Short Duration Bond Portfolio
1 Year	8.87%
Since Inception*	3.17%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	17.88%
Since Inception*	5.72%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	6.96%
Since Inception*	4.89%

AllianceBernstein High-Yield Portfolio
1 Year	66.00%
Since Inception*	8.45%

*	Inception date: 5/20/05 for all Portfolios.

See Historical Performance and Benchmark disclosures on pages 15-19.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value Portfolio
Actual	$1,000	$1,088.32	$0.05	0.01%
Hypothetical**	$1,000	$1,024.74	$0.05	0.01%
U.S. Large Cap Growth Portfolio
Actual	$1,000	$1,080.88	$0.05	0.01%
Hypothetical**	$1,000	$1,024.74	$0.05	0.01%
Global Real Estate Investment Portfolio
Actual	$1,000	$1,074.30	$0.21	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
International Value Portfolio
Actual	$1,000	$1,010.20	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
International Growth Portfolio
Actual	$1,000	$1,065.83	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
Small-Mid Cap Value Portfolio
Actual	$1,000	$1,191.12	$0.22	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
Small-Mid Cap Growth Portfolio
Actual	$1,000	$1,126.92	$0.21	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
Short Duration Bond Portfolio
Actual	$1,000	$1,038.55	$0.91	0.18%
Hypothetical**	$1,000	$1,023.90	$0.90	0.18%
Intermediate Duration Bond Portfolio
Actual	$1,000	$1,056.45	$1.12	0.22%
Hypothetical**	$1,000	$1,023.70	$1.10	0.22%
Inflation Protected Securities Portfolio
Actual	$1,000	$1,052.23	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
High-Yield Portfolio
Actual	$1,000	$1,186.31	$0.27	0.05%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

U.S. VALUE PORTFOLIO

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.9% or less in the following countries: Brazil, China, Denmark, India, Israel, Kazakhstan, New Zealand, Russia, South Africa, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 2.3% or less into the following countries: Canada, Denmark, Hong Kong, India, Ireland, Norway, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

SHORT DURATION BOND PORTFOLIO

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

INFLATION PROTECTED SECURITIES PORTFOLIO

HIGH-YIELD PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 21.1%
Capital Markets – 6.0%
Ameriprise Financial, Inc.	552,700	$22,124,581
Deutsche Bank AG	309,100	19,627,850
Goldman Sachs Group, Inc. (The)	411,300	64,306,755
Morgan Stanley	927,500	26,136,950

		132,196,136

Commercial Banks – 5.2%
BB&T Corp.	757,400	21,608,622
US Bancorp	921,900	22,687,959
Wells Fargo & Co.	2,531,400	69,208,476

		113,505,057

Diversified Financial Services – 6.1%
Bank of America Corp.	3,498,800	58,290,008
Citigroup, Inc.(a)	3,631,500	12,347,100
JPMorgan Chase & Co.	1,523,800	63,953,886

		134,590,994

Insurance – 3.8%
ACE Ltd.(a)	181,400	9,068,186
Allstate Corp. (The)	381,400	11,918,750
Everest Re Group Ltd.	65,500	5,595,010
PartnerRe Ltd.	66,100	5,262,221
Travelers Cos., Inc. (The)	414,500	21,798,555
Unum Group	555,100	11,551,631
XL Capital Ltd. – Class A	951,600	17,385,732

		82,580,085

		462,872,272

Energy – 16.9%
Energy Equipment & Services – 1.7%
Ensco International PLC (Sponsored ADR)	390,000	17,226,300
Noble Corp.(a)	260,600	11,012,956
Rowan Cos., Inc.(a)	386,318	10,051,994

		38,291,250

Oil, Gas & Consumable Fuels – 15.2%
Apache Corp.	114,200	11,835,688
Chevron Corp.	545,100	39,410,730
Cimarex Energy Co.	398,100	23,790,456
ConocoPhillips	1,272,300	61,070,400
Devon Energy Corp.	552,500	38,045,150
Exxon Mobil Corp.	1,076,000	69,940,000
Forest Oil Corp.(a)	519,300	14,073,030
Newfield Exploration Co.(a)	287,300	14,672,411
Nexen, Inc.	1,013,600	22,806,000

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Occidental Petroleum Corp.	192,500	$15,371,125
Valero Energy Corp.	1,308,500	22,924,920

		333,939,910

		372,231,160

Consumer Discretionary – 16.0%
Auto Components – 0.5%
TRW Automotive Holdings Corp.(a)	382,500	10,277,775

Automobiles – 1.3%
Ford Motor Co.(a)	2,532,800	29,735,072

Hotels, Restaurants & Leisure – 0.5%
Royal Caribbean Cruises Ltd.(a)	408,500	11,548,295

Household Durables – 2.3%
DR Horton, Inc.	686,400	8,483,904
Fortune Brands, Inc.	41,500	1,818,945
Garmin Ltd.	386,600	12,351,870
NVR, Inc.(a)	24,000	16,999,200
Pulte Homes, Inc.(a)	1,042,900	11,294,607

		50,948,526

Media – 6.2%
CBS Corp. – Class B	1,544,900	20,068,251
News Corp. – Class A	2,154,400	28,804,328
Time Warner Cable, Inc. – Class A	752,600	35,138,894
Time Warner, Inc.	1,086,100	31,540,344
Viacom, Inc. – Class B(a)	699,500	20,740,175

		136,291,992

Multiline Retail – 1.0%
JC Penney Co., Inc.	312,300	8,613,234
Macy’s, Inc.	725,800	13,899,070

		22,512,304

Specialty Retail – 3.5%
Foot Locker, Inc.	540,900	7,015,473
Home Depot, Inc.	763,300	23,814,960
Limited Brands, Inc.	477,800	10,564,158
Lowe’s Cos., Inc.	486,000	11,523,060
Office Depot, Inc.(a)	1,962,100	14,166,362
Ross Stores, Inc.	190,200	9,302,682

		76,386,695

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	864,600	14,577,156

		352,277,815

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 9.2%
Health Care Providers & Services – 2.3%
Aetna, Inc.	656,700	$19,694,433
UnitedHealth Group, Inc.(a)	294,400	9,968,384
WellPoint, Inc.(a)	339,200	20,986,304

		50,649,121

Pharmaceuticals – 6.9%
Merck & Co., Inc.	1,592,700	58,738,776
Mylan, Inc.(a)	646,000	13,785,640
Pfizer, Inc.	4,445,400	78,016,770

		150,541,186

		201,190,307

Consumer Staples – 8.9%
Beverages – 1.2%
Coca-Cola Enterprises, Inc.	596,200	15,232,910
Constellation Brands, Inc. – Class A(a)	732,900	11,022,816

		26,255,726

Food & Staples Retailing – 0.7%
Supervalu, Inc.	961,100	14,675,997

Food Products – 4.0%
Archer-Daniels-Midland Co.	733,100	21,523,816
Bunge Ltd.	228,000	13,586,520
Dean Foods Co.(a)	593,200	8,654,788
Kraft Foods, Inc. – Class A	663,400	18,860,462
Sara Lee Corp.	953,700	12,932,172
Smithfield Foods, Inc.(a)	330,700	5,691,347
Tyson Foods, Inc. – Class A	426,100	7,260,744

		88,509,849

Household Products – 1.4%
Kimberly-Clark Corp.	70,300	4,270,022
Procter & Gamble Co. (The)	436,300	27,609,064

		31,879,086

Tobacco – 1.6%
Altria Group, Inc.	840,600	16,912,872
Reynolds American, Inc.	325,600	17,191,680

		34,104,552

		195,425,210

Information Technology – 8.0%
Communications Equipment – 3.4%
Ciena Corp.(a)	35,325	506,561
JDS Uniphase Corp.(a)	722,800	7,755,644
Motorola, Inc.(a)	6,007,900	40,613,404

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nokia Oyj (Sponsored ADR) – Class A	1,294,900	$17,442,303
Tellabs, Inc.	1,150,200	7,947,882

		74,265,794

Computers & Peripherals – 1.4%
Dell, Inc.(a)	1,168,000	15,452,640
Seagate Technology(a)	610,000	12,145,100
Western Digital Corp.(a)	72,800	2,812,264

		30,410,004

Electronic Equipment, Instruments & Components – 1.6%
Corning, Inc.	680,800	12,002,504
Tyco Electronics Ltd.	851,200	21,816,256
Vishay Intertechnology, Inc.(a)	83,800	858,950

		34,677,710

Internet Software & Services – 0.1%
AOL, Inc.(a)	114,236	2,830,768

IT Services – 0.5%
Accenture PLC	267,400	10,687,978

Semiconductors & Semiconductor Equipment – 0.2%
Teradyne, Inc.(a)	556,400	5,558,436

Software – 0.8%
Symantec Corp.(a)	1,008,287	16,687,150

		175,117,840

Industrials – 6.6%
Aerospace & Defense – 1.1%
Northrop Grumman Corp.	294,400	18,034,944
Raytheon Co.	121,600	6,838,784

		24,873,728

Electrical Equipment – 0.3%
Cooper Industries PLC	167,600	7,602,336

Industrial Conglomerates – 3.6%
General Electric Co.	4,435,200	71,229,312
Textron, Inc.	381,500	7,599,480

		78,828,792

Machinery – 1.3%
Ingersoll-Rand PLC	666,400	21,264,824
SPX Corp.	104,800	6,234,552

		27,499,376

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.3%
Hertz Global Holdings, Inc.(a)	581,300	$5,464,220

		144,268,452

Telecommunication Services – 5.8%
Diversified Telecommunication Services – 4.2%
AT&T, Inc.	2,800,362	69,476,981
Verizon Communications, Inc.	780,700	22,585,651

		92,062,632

Wireless Telecommunication Services – 1.6%
Sprint Nextel Corp.(a)	5,664,200	18,861,786
Vodafone Group PLC (Sponsored ADR)	717,800	15,626,506

		34,488,292

		126,550,924

Materials – 4.0%
Chemicals – 1.4%
EI du Pont de Nemours & Co.	733,900	24,747,108
Huntsman Corp.	520,580	7,147,563

		31,894,671

Containers & Packaging – 0.3%
Sonoco Products Co.	210,400	6,223,632

Metals & Mining – 2.3%
AK Steel Holding Corp.	552,300	11,891,019
Freeport-McMoRan Copper & Gold, Inc.	350,200	26,321,032
Steel Dynamics, Inc.	721,000	11,773,930

		49,985,981

		88,104,284

Utilities – 0.7%
Electric Utilities – 0.2%
Edison International	172,800	5,638,464

Independent Power Producers & Energy Traders – 0.2%
RRI Energy, Inc.(a)	982,400	4,175,200

Multi-Utilities – 0.3%
CMS Energy Corp.	277,400	4,235,898
NiSource, Inc.	164,300	2,467,786

		6,703,684

		16,517,348

Total Common Stocks (cost $2,017,437,693)		2,134,555,612

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(b) (cost $57,915,741)	57,915,741	$57,915,741

Total Investments – 99.9% (cost $2,075,353,434)		2,192,471,353
Other assets less liabilities – 0.1%		2,975,360

Net Assets – 100.0%		$2,195,446,713

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 30.3%
Communications Equipment – 3.6%
Cisco Systems, Inc.(a)	1,633,500	$39,743,055
QUALCOMM, Inc.	812,400	29,806,956
Research In Motion Ltd.(a)	126,500	8,966,320

		78,516,331

Computers & Peripherals – 12.5%
Apple, Inc.(a)	750,160	153,497,739
EMC Corp.(a)	2,710,200	47,401,398
Hewlett-Packard Co.	1,408,350	71,530,097

		272,429,234

Internet Software & Services – 6.0%
Google, Inc. – Class A(a)	250,290	131,852,772

Semiconductors & Semiconductor Equipment – 6.1%
Broadcom Corp. – Class A	824,400	25,820,208
Intel Corp.	4,122,600	84,636,978
KLA-Tencor Corp.	811,000	23,624,430

		134,081,616

Software – 2.1%
Microsoft Corp.	1,606,100	46,030,826

		662,910,779

Health Care – 17.4%
Biotechnology – 6.1%
Celgene Corp.(a)	276,800	16,475,136
Gilead Sciences, Inc.(a)	2,049,950	97,598,119
Vertex Pharmaceuticals, Inc.(a)	438,000	17,787,180

		131,860,435

Health Care Equipment & Supplies – 8.3%
Alcon, Inc.	756,350	120,804,222
Baxter International, Inc.	563,700	32,091,441
Covidien PLC	594,800	29,216,576

		182,112,239

Health Care Providers & Services – 0.5%
Medco Health Solutions, Inc.(a)	183,200	11,585,568

Pharmaceuticals – 2.5%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	915,100	54,915,151

		380,473,393

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 16.0%
Capital Markets – 8.5%
Blackstone Group LP	2,693,500	$37,655,130
Credit Suisse Group AG (Sponsored ADR)	291,500	13,000,900
Franklin Resources, Inc.	264,800	26,935,456
Goldman Sachs Group, Inc. (The)	687,000	107,412,450

		185,003,936

Diversified Financial Services – 7.2%
Bank of America Corp.	1,801,700	30,016,322
CME Group, Inc. – Class A	54,775	16,525,070
JPMorgan Chase & Co.	2,648,400	111,153,348

		157,694,740

Insurance – 0.3%
Principal Financial Group, Inc.	332,900	7,726,609

		350,425,285

Consumer Discretionary – 9.0%
Auto Components – 1.6%
Johnson Controls, Inc.	1,105,500	34,381,050

Automobiles – 1.2%
Ford Motor Co.(a)	2,232,300	26,207,202

Hotels, Restaurants & Leisure – 0.5%
Hyatt Hotels Corp.(a)	291,800	9,754,874

Media – 1.3%
Comcast Corp. – Class A	1,165,400	19,159,176
Walt Disney Co. (The)	324,300	10,131,132

		29,290,308

Multiline Retail – 4.2%
Kohl’s Corp.(a)	943,600	50,784,552
Target Corp.	807,300	41,592,096

		92,376,648

Specialty Retail – 0.2%
Home Depot, Inc.	140,200	4,374,240

		196,384,322

Industrials – 9.0%
Air Freight & Logistics – 0.3%
FedEx Corp.	81,400	6,899,464

Electrical Equipment – 2.3%
Cooper Industries PLC	773,000	35,063,280
Vestas Wind Systems A/S (ADR)(a)	822,800	13,576,200

		48,639,480

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 6.4%
Danaher Corp.	682,600	$50,491,922
Dover Corp.	633,300	28,663,158
Illinois Tool Works, Inc.	1,340,000	60,996,800

		140,151,880

		195,690,824

Energy – 8.2%
Energy Equipment & Services – 5.2%
Cameron International Corp.(a)	721,700	29,683,521
Schlumberger Ltd.	1,371,935	83,825,228

		113,508,749

Oil, Gas & Consumable Fuels – 3.0%
EOG Resources, Inc.	85,200	8,013,060
Noble Energy, Inc.	483,500	35,121,440
Occidental Petroleum Corp.	93,800	7,489,930
Suncor Energy, Inc.	535,500	15,481,305

		66,105,735

		179,614,484

Consumer Staples – 5.1%
Beverages – 2.2%
Anheuser-Busch InBev NV (Sponsored ADR)(a)	164,100	8,196,795
PepsiCo, Inc.	652,300	40,749,181

		48,945,976

Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	750,900	45,782,373
CVS Caremark Corp.	243,000	8,201,250
Wal-Mart Stores, Inc.	80,050	4,328,304

		58,311,927

Tobacco – 0.2%
Philip Morris International, Inc.	96,400	4,721,672

		111,979,575

Materials – 3.8%
Chemicals – 1.2%
Air Products & Chemicals, Inc.	161,320	11,063,326
Dow Chemical Co. (The)	537,500	15,216,625

		26,279,951

Metals & Mining – 2.6%
ArcelorMittal (New York)	547,250	20,915,895
Freeport-McMoRan Copper & Gold, Inc.	416,700	31,319,172
Vale SA (Sponsored ADR) – Class B	133,600	3,722,096

		55,957,163

		82,237,114

Total Common Stocks (cost $1,779,371,020)		2,159,715,776

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(b) (cost $21,820,040)	21,820,040	$21,820,040

Total Investments – 99.8% (cost $1,801,191,060)		2,181,535,816
Other assets less liabilities – 0.2%		3,481,577

Net Assets – 100.0%		$2,185,017,393

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.3%
Equity: Other – 41.7%
Diversified/Specialty – 36.7%
Alexandria Real Estate Equities, Inc.	79,306	$4,886,836
BioMed Realty Trust, Inc.	621,945	9,609,050
British Land Co. PLC	1,628,812	10,931,703
Canadian Real Estate Investment Trust	314,162	8,404,923
CB Richard Ellis Group, Inc. – Class A(a)	467,600	6,172,320
Crown Castle International Corp.(a)	138,600	5,239,080
Dexus Property Group	6,788,000	5,005,130
Digital Realty Trust, Inc.	259,700	13,395,326
DuPont Fabros Technology, Inc.(a)	274,659	5,383,316
Entertainment Properties Trust	265,400	10,143,588
Fonciere Des Regions	66,600	6,640,962
GPT Group	20,552,000	10,553,975
H&R Real Estate Investment Trust	335,100	5,222,999
Henderson Land Development Co., Ltd.	1,739,000	11,746,862
Jones Lang LaSalle, Inc.	77,600	4,942,344
Kerry Properties Ltd.	2,432,191	11,523,412
Land Securities Group PLC	701,209	6,765,718
Lend Lease Group	1,932,655	16,789,735
Mitchells & Butlers PLC(a)	1,649,700	7,139,033
Mitsubishi Estate Co., Ltd.	489,000	7,667,101
Mitsui Fudosan Co., Ltd.	2,381,000	40,231,343
Morguard Real Estate Investment Trust	560,500	6,887,726
New World Development Ltd.	9,754,157	17,815,157
Savills PLC	1,384,400	6,575,847
Sumitomo Realty & Development Co., Ltd.	674,000	11,949,153
Sun Hung Kai Properties Ltd.	3,109,600	43,147,407
Swire Pacific Ltd.	462,500	5,170,138
Telecity Group PLC(a)	1,093,525	6,222,378
Unibail-Rodamco SE	238,118	46,982,159
UOL Group Ltd.	868,000	2,454,177
Vornado Realty Trust	124,212	8,163,213
Wereldhave NV	84,500	7,601,942

		371,364,053

Health Care – 4.5%
Chartwell Seniors Housing Real Estate Investment Trust	873,000	6,330,536
HCP, Inc.	240,915	6,933,534
Health Care REIT, Inc.	236,900	10,035,084
Omega Healthcare Investors, Inc.	394,051	7,475,147
Ventas, Inc.	317,210	14,017,510

		44,791,811

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 0.5%
National Retail Properties, Inc.	245,300	$5,205,266

		421,361,130

Retail – 19.1%
Regional Mall – 12.3%
BR Malls Participacoes SA(a)	330,200	4,293,888
CapitaMall Trust	4,189,420	5,267,049
CBL & Associates Properties, Inc.	690,737	8,212,863
Macerich Co. (The)	90,400	3,221,856
Multiplan Empreendimentos Imobiliarios SA	1,056,505	18,263,684
Simon Property Group, Inc.	582,542	45,607,213
Taubman Centers, Inc.	35,200	1,363,296
Westfield Group	3,505,816	37,691,737

		123,921,586

Shopping Center/Other Retail – 6.8%
Corio NV	143,500	8,875,217
Kimco Realty Corp.	484,500	6,729,705
Klepierre(a)	611,429	22,757,056
Macquarie CountryWide Trust	3,711,064	1,892,669
Primaris Retail Real Estate Investment Trust	398,199	6,482,749
RioCan Real Estate Investment Trust(b)	132,100	2,391,660
RioCan Real Estate Investment Trust (Toronto)	267,689	4,846,489
Tanger Factory Outlet Centers	125,600	5,233,752
Weingarten Realty Investors	482,296	9,930,475

		69,139,772

		193,061,358

Residential – 15.1%
Multi-Family – 12.1%
Agile Property Holdings Ltd.	5,122,000	6,528,415
Camden Property Trust	18,800	752,940
Equity Residential	265,800	9,590,064
Essex Property Trust, Inc.	67,600	5,806,840
GAGFAH SA	528,800	4,847,967
Home Properties, Inc.	124,700	5,711,260
KWG Property Holding Ltd.	5,266,000	3,494,570
Mid-America Apartment Communities, Inc.	199,400	10,356,836
MRV Engenharia e Participacoes SA	1,512,500	10,964,087
NVR, Inc.(a)	10,800	7,649,640
Shimao Property Holdings Ltd.	2,125,000	3,537,276
Sino-Ocean Land Holdings Ltd.	6,837,000	6,032,625
Stockland	4,217,660	15,289,499
UDR, Inc.	607,900	10,212,720
Wing Tai Holdings Ltd.	8,420,000	10,061,214
Yanlord Land Group Ltd.	8,803,000	11,199,073

		122,035,026

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Self Storage – 2.7%
Extra Space Storage, Inc.	664,067	$7,490,676
Public Storage	247,500	20,342,025

		27,832,701

Student Housing – 0.3%
Education Realty Trust, Inc.	553,100	3,014,395

		152,882,122

Office – 12.3%
Office – 12.3%
Allied Properties Real Estate Investment Trust	326,200	5,921,327
Brandywine Realty Trust	863,685	9,681,909
Brookfield Properties Corp.	406,656	5,640,319
Cominar Real Estate Investment Trust	431,589	7,822,089
Corporate Office Properties Trust	268,926	9,904,545
Duke Realty Corp.	998,650	11,085,015
Government Properties Income Trust	296,400	6,980,220
Great Portland Estates PLC	1,081,300	4,635,494
Hongkong Land Holdings Ltd.	4,180,000	19,213,846
ING Office Fund	13,448,600	7,252,350
Japan Real Estate Investment Corp.	52	449,374
Kilroy Realty Corp.	170,800	4,838,764
Mack-Cali Realty Corp.	223,390	7,492,501
Nippon Building Fund, Inc.	571	5,056,142
Nomura Real Estate Office Fund, Inc.	1,263	7,411,785
NTT Urban Development Corp.	7,434	5,916,037
Orix JREIT, Inc.	1,076	5,167,386

		124,469,103

Lodging – 5.6%
Lodging – 5.6%
DiamondRock Hospitality Co.(a)	702,033	6,276,175
Great Eagle Holdings Ltd.	503,000	1,418,933
Host Hotels & Resorts, Inc.(a)	459,774	5,383,954
Hyatt Hotels Corp.(a)	170,986	5,716,062
InnVest Real Estate Investment Trust	924,700	4,956,575
LaSalle Hotel Properties	230,378	4,471,637
Sunstone Hotel Investors, Inc.(a)	1,140,741	10,198,224
Whitbread PLC	452,500	9,800,341
Wyndham Worldwide Corp.	382,000	8,782,180

		57,004,081

Industrials – 2.5%
Industrial Warehouse Distribution – 2.5%
Ascendas Real Estate Investment Trust	8,708,000	11,963,653
ProLogis	1,007,057	12,980,965

		24,944,618

Total Common Stocks (cost $814,640,024)		973,722,412

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.6%
Equity: Other – 0.6%
Diversified/Specialty – 0.6%
Aldar Properties PJSC, expiring 10/22/12(a)	1,685,300	$1,629,685
Aldar Properties PJSC, expiring 5/15/10(a)	4,606,600	4,454,582
Fonciere Des Regions, expiring 12/31/10(a)	66,600	44,527

Total Warrants (cost $10,331,251)		6,128,794

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(c) (cost $20,192,200)	20,192,200	20,192,200

Total Investments – 98.9% (cost $845,163,475)		1,000,043,406
Other assets less liabilities – 1.1%		11,437,604

Net Assets – 100.0%		$1,011,481,010

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 4/15/10	6,476	$5,585,939	$5,777,296	$191,357
Australian Dollar settling 4/15/10	6,441	5,884,498	5,746,072	(138,426)
Australian Dollar settling 4/15/10	33,298	30,644,149	29,705,433	(938,716)
British Pound settling 4/15/10	16,812	27,091,866	25,627,139	(1,464,727)
Japanese Yen settling 4/15/10	486,343	5,265,903	5,475,153	209,250
Japanese Yen settling 4/15/10	976,720	10,924,058	10,995,720	71,662
New Zealand Dollar settling 4/15/10	40,035	29,434,533	27,871,675	(1,562,858)
Norwegian Krone settling 4/15/10	173,989	30,835,445	29,383,432	(1,452,013)
Swedish Krona settling 4/15/10	140,937	20,082,217	19,768,895	(313,322)

Sale Contracts:
Canadian Dollar settling 4/15/10	11,483	11,064,433	10,912,534	151,899
Canadian Dollar settling 4/15/10	12,885	12,014,098	12,244,883	(230,785)
Euro settling 4/15/10	30,451	44,170,698	41,461,073	2,709,625
Euro settling 4/15/10	15,621	22,640,452	21,269,036	1,371,416
Japanese Yen settling 4/15/10	486,343	5,350,014	5,475,153	(125,139)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Global Real Estate Investment Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the market value of this security amounted to $2,391,660 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Financials – 25.9%
Capital Markets – 2.0%
Deutsche Bank AG	249,600	$15,850,627
Macquarie Group Ltd.	154,000	6,232,091

		22,082,718

Commercial Banks – 15.2%
Australia & New Zealand Banking Group Ltd.	449,600	9,304,715
Banco do Brasil SA	762,700	12,564,302
Banco Santander SA	1,362,661	17,716,230
Barclays PLC	2,544,200	12,158,410
BNP Paribas	276,870	20,002,894
Credit Agricole SA	816,582	12,124,016
Danske Bank A/S(a)	272,300	6,190,656
KB Financial Group, Inc.	306,062	12,842,236
National Australia Bank Ltd.	651,400	14,842,398
National Bank of Canada	90,400	5,176,392
Societe Generale	309,070	16,986,573
Sumitomo Mitsui Financial Group, Inc.	309,300	9,935,241
Turkiye Garanti Bankasi AS	2,280,300	8,393,831
UniCredit SpA(a)	4,084,800	10,323,500

		168,561,394

Consumer Finance – 1.2%
ORIX Corp.	169,100	12,957,190

Insurance – 3.9%
Allianz SE	157,100	18,125,265
Aviva PLC	791,395	4,714,188
Muenchener Rueckversicherungs AG (MunichRe)	73,000	11,290,277
Old Mutual PLC(a)	3,571,900	6,179,607
Sun Life Financial, Inc.	112,900	3,218,970

		43,528,307

Real Estate Investment Trusts (REITs) – 1.1%
Klepierre	132,700	4,939,022
Unibail-Rodamco SE	34,400	6,787,334

		11,726,356

Real Estate Management & Development – 2.5%
Lend Lease Group	453,200	3,937,127
Mitsui Fudosan Co., Ltd.	728,000	12,300,889
New World Development Ltd.	3,805,224	6,949,926
Sumitomo Realty & Development Co., Ltd.	226,000	4,006,689

		27,194,631

		286,050,596

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 11.6%
Aerospace & Defense – 2.2%
BAE Systems PLC	2,110,300	$12,053,365
Rolls-Royce Group PLC(a)	1,430,900	12,181,373

		24,234,738

Air Freight & Logistics – 0.7%
Deutsche Post AG	506,100	8,230,725

Airlines – 0.6%
Qantas Airways Ltd.	2,703,029	6,375,500

Building Products – 0.7%
Compagnie de St-Gobain	166,300	7,805,826

Construction & Engineering – 0.5%
Bouygues SA	112,500	5,162,385

Industrial Conglomerates – 0.8%
Bidvest Group Ltd.	536,453	9,177,484

Machinery – 0.6%
Vallourec SA	37,004	7,052,426

Professional Services – 1.3%
Adecco SA	90,200	4,484,985
Randstad Holding NV(a)	238,600	9,977,318

		14,462,303

Road & Rail – 0.4%
East Japan Railway Co.	61,400	4,228,095

Trading Companies & Distributors – 3.5%
ITOCHU Corp.	420,000	3,379,166
Mitsubishi Corp.	548,400	13,679,254
Mitsui & Co., Ltd.	710,200	11,007,159
Wolseley PLC(a)	438,400	10,348,551

		38,414,130

Transportation Infrastructure – 0.3%
Intoll Group	3,219,500	3,229,711

		128,373,323

Energy – 10.9%
Oil, Gas & Consumable Fuels – 10.9%
BP PLC	2,310,500	20,357,445
ENI SpA	621,800	14,033,416
Gazprom OAO (Sponsored ADR)	320,900	7,136,816
KazMunaiGas Exploration Production (GDR)(b)	192,600	4,649,364

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

LUKOIL OAO (London) (Sponsored ADR)	165,900	$8,709,750
Nexen, Inc. (Toronto)	516,623	11,661,087
Nippon Mining Holdings, Inc.	928,000	4,620,111
Penn West Energy Trust	169,400	3,472,684
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,152,052	31,472,123
Suncor Energy, Inc. (Toronto)	327,548	9,466,579
Yanzhou Coal Mining Co., Ltd. – Class H	2,130,000	4,535,661

		120,115,036

Consumer Discretionary – 9.4%
Automobiles – 2.3%
Bayerische Motoren Werke AG	226,000	9,160,922
Nissan Motor Co., Ltd.(a)	2,134,900	16,882,887

		26,043,809

Hotels, Restaurants & Leisure – 1.2%
TABCORP Holdings Ltd.	712,900	4,315,901
Thomas Cook Group PLC	974,200	3,503,297
TUI Travel PLC	1,205,700	5,043,501

		12,862,699

Household Durables – 1.8%
Sharp Corp.	744,000	8,609,152
Sony Corp.	322,000	10,964,677

		19,573,829

Media – 2.5%
Lagardere SCA	174,400	6,364,126
Vivendi SA	471,330	11,859,232
WPP PLC	991,100	9,097,936

		27,321,294

Multiline Retail – 0.4%
Marks & Spencer Group PLC	936,000	4,713,564

Specialty Retail – 0.9%
Esprit Holdings Ltd.	1,464,100	10,461,576

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,114,173

		104,090,944

Telecommunication Services – 8.8%
Diversified Telecommunication Services – 5.6%
Bezeq Israeli Telecommunication Corp. Ltd.	1,443,100	3,752,278
France Telecom SA	521,200	12,192,760
Nippon Telegraph & Telephone Corp.	351,000	15,306,825
Telecom Corp. of New Zealand Ltd.	2,404,100	3,807,556
Telecom Italia SpA (ordinary shares)	6,603,400	9,406,165

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecom Italia SpA (savings shares)	4,931,400	$5,233,903
Telefonica SA	383,100	8,983,867
TELUS Corp.	112,200	3,530,642

		62,213,996

Wireless Telecommunication Services – 3.2%
KDDI Corp.	1,415	7,541,002
Vodafone Group PLC	12,642,937	27,319,446

		34,860,448

		97,074,444

Information Technology – 8.4%
Communications Equipment – 1.9%
Nokia Oyj	1,518,700	20,508,820

Computers & Peripherals – 1.9%
Compal Electronics, Inc. (GDR)(a)(b)	1,314,800	9,428,825
Toshiba Corp.(a)	2,253,000	11,269,746

		20,698,571

Electronic Equipment, Instruments & Components – 2.2%
AU Optronics Corp.	10,533,790	10,878,160
Hitachi High-Technologies Corp.	159,600	3,267,223
Murata Manufacturing Co., Ltd.	201,000	10,658,199

		24,803,582

Semiconductors & Semiconductor Equipment – 2.4%
Hynix Semiconductor, Inc.(a)	429,600	7,774,521
Samsung Electronics Co., Ltd.	22,330	14,315,400
Samsung Electronics Co., Ltd. (Preference Shares)	11,500	4,831,646

		26,921,567

		92,932,540

Health Care – 7.3%
Health Care Providers & Services – 0.3%
Celesio AG	101,700	2,962,527

Pharmaceuticals – 7.0%
AstraZeneca PLC	373,800	16,510,686
Bayer AG	256,500	16,998,354
GlaxoSmithKline PLC	150,300	2,778,741
Novartis AG	375,110	20,784,536
Sanofi-Aventis SA	283,319	20,677,256

		77,749,573

		80,712,100

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.2%
Chemicals – 1.2%
BASF SE	130,400	$7,322,841
Koninklijke DSM NV	148,100	6,185,357

		13,508,198

Metals & Mining – 5.0%
JFE Holdings, Inc.	170,600	6,331,646
Kazakhmys PLC(a)	282,900	5,786,853
MMC Norilsk Nickel (ADR)(a)	203,370	3,068,853
Rio Tinto PLC	310,500	16,034,386
Tata Steel Ltd.	1,000,900	12,475,857
Xstrata PLC(a)	730,040	11,474,984

		55,172,579

		68,680,777

Consumer Staples – 4.0%
Beverages – 1.4%
Asahi Breweries Ltd.	261,300	5,008,298
Carlsberg A/S(a)	135,300	10,456,422

		15,464,720

Food & Staples Retailing – 2.0%
Aeon Co., Ltd.	685,700	7,054,031
Casino Guichard Perrachon SA	91,600	7,359,499
Koninklijke Ahold NV	615,640	7,529,201
Metro AG	5,900	302,536

		22,245,267

Tobacco – 0.6%
Japan Tobacco, Inc.	1,866	6,777,869

		44,487,856

Utilities – 3.5%
Electric Utilities – 2.7%
E.ON AG	453,100	16,123,889
EDF SA	208,700	10,459,090
Tokyo Electric Power Co., Inc. (The)	141,700	3,890,960

		30,473,939

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	745,000	3,246,610

Multi-Utilities – 0.5%
RWE AG	63,340	5,364,142

		39,084,691

Total Common Stocks (cost $1,062,958,477)		1,061,602,307

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(c) (cost $29,768,403)	29,768,403	$29,768,403

Total Investments – 98.7% (cost $1,092,726,880)		1,091,370,710
Other assets less liabilities – 1.3%		14,611,080

Net Assets – 100.0%		$1,105,981,790

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	80	March 2010	$3,063,311	$2,967,308	$(96,003)
FTSE 100 Index Futures	70	March 2010	5,507,696	5,695,964	188,268
TOPIX Index Futures	132	March 2010	13,595,930	13,237,886	(358,044)

					$(265,779)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 5/18/10	59,093	$51,224,767	$52,529,712	$1,304,945
Japanese Yen settling 5/18/10	578,471	6,465,314	6,513,568	48,254
New Zealand Dollar settling 5/18/10	72,523	49,980,676	50,375,867	395,191
Norwegian Krone settling 5/18/10	284,987	47,877,663	48,052,034	174,371
Swedish Krona settling 5/18/10	369,049	50,497,243	51,768,850	1,271,607
Swedish Krona settling 5/18/10	33,648	4,735,240	4,720,019	(15,221)

Sale Contracts:
Canadian Dollar settling 5/18/10	33,129	31,060,088	31,481,859	(421,771)
Euro settling 5/18/10	86,028	118,157,737	117,127,570	1,030,167
Euro settling 5/18/10	29,208	40,146,396	39,766,844	379,552

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $14,078,189 or 1.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 19.2%
Capital Markets – 6.3%
Credit Suisse Group AG	609,106	$27,117,904
Julius Baer Group Ltd.	398,019	12,382,402
Macquarie Group Ltd.	481,700	19,493,495
Man Group PLC	3,203,053	10,983,549

		69,977,350

Commercial Banks – 11.3%
Banco Santander SA	1,526,579	19,847,360
BNP Paribas	100,005	7,225,013
HDFC Bank Ltd.	155,300	5,752,235
HSBC Holdings PLC	2,114,800	23,297,420
Industrial & Commercial Bank of China Ltd. – Class H	10,376,000	7,337,097
Itau Unibanco Holding SA (ADR)	1,266,780	25,284,929
Standard Chartered PLC	1,557,342	37,117,822

		125,861,876

Diversified Financial Services – 1.0%
Hong Kong Exchanges and Clearing Ltd.	669,200	11,201,757

Insurance – 0.6%
QBE Insurance Group Ltd.	305,302	5,845,612

		212,886,595

Consumer Staples – 12.5%
Beverages – 2.5%
Anheuser-Busch InBev NV	551,577	27,544,202

Food & Staples Retailing – 2.2%
Tesco PLC	3,750,180	24,013,506

Food Products – 4.8%
Nestle SA	697,186	34,705,969
Unilever NV	606,800	18,241,649

		52,947,618

Personal Products – 0.9%
L’Oreal SA	98,856	10,225,694

Tobacco – 2.1%
British American Tobacco PLC	704,860	23,965,712

		138,696,732

Materials – 11.5%
Chemicals – 2.0%
Syngenta AG	41,228	10,682,970
Yara International ASA	287,000	11,822,797

		22,505,767

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.7%
CRH PLC (London)	354,300	$8,065,589

Metals & Mining – 8.8%
ArcelorMittal (Euronext Amsterdam)	525,900	20,067,965
BHP Billiton PLC	710,060	21,797,522
Impala Platinum Holdings Ltd.	358,300	8,725,409
Rio Tinto PLC	378,200	19,530,451
Vale SA (Sponsored ADR) – Class B	609,300	16,975,098
Xstrata PLC(a)	670,010	10,531,415

		97,627,860

		128,199,216

Health Care – 11.5%
Health Care Providers & Services – 1.0%
Fresenius Medical Care AG & Co. KGaA	215,600	11,265,830

Pharmaceuticals – 10.5%
Bayer AG(a)	258,613	17,138,384
Novartis AG	40,410	2,239,085
Novo Nordisk A/S – Class B	133,846	9,499,487
Roche Holding AG	176,743	29,528,342
Sanofi-Aventis	358,193	26,141,728
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	531,800	31,913,318

		116,460,344

		127,726,174

Industrials – 11.1%
Aerospace & Defense – 1.4%
BAE Systems PLC	2,725,425	15,566,765

Airlines – 0.3%
British Airways PLC(a)	1,079,900	3,484,788

Electrical Equipment – 2.0%
ABB Ltd.(a)	725,100	14,690,896
Vestas Wind Systems A/S(a)	154,152	7,623,437

		22,314,333

Industrial Conglomerates – 2.1%
Siemens AG	273,800	23,476,758

Machinery – 1.8%
Atlas Copco AB – Class A	580,673	8,218,003
NGK Insulators Ltd.	554,000	11,918,485

		20,136,488

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 3.5%
Mitsubishi Corp.	927,200	$23,128,016
Mitsui & Co., Ltd.	991,200	15,362,287

		38,490,303

		123,469,435

Energy – 10.8%
Energy Equipment & Services – 4.4%
Saipem SpA(a)	699,700	23,167,487
Technip SA	78,400	5,577,445
Tenaris SA	953,889	19,845,773

		48,590,705

Oil, Gas & Consumable Fuels – 6.4%
BG Group PLC	1,459,824	25,515,363
China Coal Energy Co. – Class H	4,211,000	6,687,956
CNOOC Ltd.	3,455,000	5,408,043
Petroleo Brasileiro SA (ADR)	223,900	9,549,335
Suncor Energy, Inc. (Toronto)	479,100	13,846,636
Tullow Oil PLC	562,690	10,212,807

		71,220,140

		119,810,845

Information Technology – 10.3%
Computers & Peripherals – 1.4%
Toshiba Corp.(a)	3,205,000	16,031,751

Electronic Equipment, Instruments & Components – 3.8%
Hon Hai Precision Industry Co., Ltd.	4,264,350	16,887,216
LG Display Co., Ltd.	303,300	9,084,301
Nippon Electric Glass Co., Ltd.	1,290,000	16,708,648

		42,680,165

Internet Software & Services – 0.8%
Tencent Holdings Ltd.	472,800	9,248,342

IT Services – 0.8%
Infosys Technologies Ltd.	156,160	8,825,954

Semiconductors & Semiconductor Equipment – 2.8%
ASML Holding NV	528,700	16,266,742
Samsung Electronics Co., Ltd.	22,260	14,270,524

		30,537,266

Software – 0.7%
SAP AG	170,400	7,601,997

		114,925,475

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 8.0%
Automobiles – 3.7%
Honda Motor Co., Ltd.	509,100	$17,609,125
Suzuki Motor Corp.	394,900	8,398,154
Volkswagen AG (Preference Shares)	188,900	15,382,838

		41,390,117

Distributors – 0.3%
Li & Fung Ltd.	870,000	4,042,454

Hotels, Restaurants & Leisure – 2.3%
Carnival PLC	525,638	19,981,271
Ctrip.com International Ltd. (ADR)(a)	136,600	5,222,218

		25,203,489

Media – 1.7%
British Sky Broadcasting Group PLC	672,800	5,583,605
SES SA (FDR)	544,618	13,180,223

		18,763,828

		89,399,888

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.5%
Telefonica SA	703,449	16,496,196

Wireless Telecommunication Services – 0.2%
Vodafone Group PLC	1,024,400	2,213,571

		18,709,767

Utilities – 0.6%
Multi-Utilities – 0.6%
Centrica PLC	1,474,251	6,292,974

Total Common Stocks (cost $964,825,068)		1,080,117,101

WARRANTS – 0.1%
Information Technology – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Hon Hai Precision, Credit Suisse(a) (cost $778,900)	183,900	726,037

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $15,900,281)	15,900,281	$15,900,281

Total Investments – 98.7% (cost $981,504,249)		1,096,743,419
Other assets less liabilities – 1.3%		14,776,860

Net Assets – 100.0%		$1,111,520,279

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 3/15/10	119,045	$107,083,358	$106,545,019	$(538,339)
British Pound settling 3/15/10	33,298	53,238,840	50,768,191	(2,470,649)
British Pound settling 3/15/10	12,791	20,841,783	19,501,950	(1,339,833)
British Pound settling 3/15/10	27,986	45,412,882	42,669,187	(2,743,695)
British Pound settling 3/15/10	4,360	7,032,767	6,647,526	(385,241)
Canadian Dollar settling 3/15/10	3,645	3,437,479	3,464,096	26,617
Canadian Dollar settling 3/15/10	7,450	7,034,607	7,080,251	45,644
Euro settling 3/15/10	50,316	74,034,459	68,511,483	(5,522,976)
Japanese Yen settling 3/15/10	692,708	7,854,812	7,797,233	(57,579)
Japanese Yen settling 3/15/10	243,560	2,702,319	2,741,551	39,232
Japanese Yen settling 3/15/10	2,803,395	31,103,905	31,555,464	451,559
Japanese Yen settling 3/15/10	581,736	6,459,786	6,548,114	88,328
Japanese Yen settling 6/17/10	3,071,039	34,330,546	34,586,415	255,869
Japanese Yen settling 6/17/10	632,511	7,033,058	7,123,416	90,358
New Zealand Dollar settling 3/15/10	24,299	17,121,561	16,951,951	(169,610)
Norwegian Krone settling 3/15/10	273,279	47,160,733	46,218,559	(942,174)

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Norwegian Krone settling 3/15/10	33,944	$5,945,387	$5,740,810	$(204,577)
Swedish Krona settling 3/15/10	334,325	47,007,916	46,892,267	(115,649)
Swedish Krona settling 3/15/10	50,774	7,140,707	7,121,537	(19,170)

Sale Contracts:
Australian Dollar settling 3/15/10	6,518	5,946,371	5,833,596	112,775
Australian Dollar settling 3/15/10	9,830	8,563,405	8,797,829	(234,424)
British Pound settling 3/15/10	115,753	188,552,377	176,484,188	12,068,189
British Pound settling 6/17/10	3,835	5,995,102	5,843,450	151,652
British Pound settling 6/17/10	3,384	5,213,796	5,156,254	57,542
Canadian Dollar settling 3/15/10	24,488	23,060,986	23,272,642	(211,656)
Euro settling 3/15/10	2,618	3,833,485	3,564,732	268,753
Euro settling 3/15/10	33,709	48,281,064	45,898,991	2,382,073
Euro settling 3/15/10	11,796	17,068,812	16,061,719	1,007,093
Euro settling 3/15/10	2,193	3,102,744	2,986,042	116,702
Euro settling 3/15/10	41,865	59,232,277	57,004,398	2,227,879
Euro settling 3/15/10	20,651	28,835,817	28,118,901	716,916
Euro settling 6/17/10	12,212	16,800,781	16,625,338	175,443
Euro settling 6/17/10	5,034	6,888,223	6,853,255	34,968
Japanese Yen settling 3/15/10	474,897	5,471,416	5,345,517	125,899
Japanese Yen settling 3/15/10	2,012,793	22,822,594	22,656,321	166,273
Japanese Yen settling 3/15/10	1,008,413	11,041,663	11,350,859	(309,196)
Norwegian Krone settling 3/15/10	15,700	2,648,368	2,655,277	(6,909)
Swiss Franc settling 3/15/10	52,943	51,683,978	49,287,606	2,396,372
Swiss Franc settling 3/15/10	5,118	4,962,284	4,764,633	197,651

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.0%
Financials – 20.4%
Commercial Banks – 6.2%
Associated Banc-Corp	536,200	$6,922,342
City National Corp.	88,000	4,392,960
Comerica, Inc.	194,000	6,999,520
Marshall & Ilsley Corp.	532,400	3,769,392
Umpqua Holdings Corp.	234,400	2,925,312
Umpqua Holdings Corp. (ADR)	51,600	637,260
Webster Financial Corp.	303,500	4,856,000
Whitney Holding Corp.	444,900	5,716,965

		36,219,751

Insurance – 6.0%
Arch Capital Group Ltd.(a)	50,100	3,706,398
Aspen Insurance Holdings Ltd.	190,500	5,383,530
Endurance Specialty Holdings Ltd.	151,900	5,842,074
Fidelity National Financial, Inc. – Class A	305,000	4,346,250
Reinsurance Group of America, Inc. – Class A	142,000	6,749,260
StanCorp Financial Group, Inc.	87,500	3,760,750
Unum Group	259,400	5,398,114

		35,186,376

Real Estate Investment Trusts (REITs) – 3.7%
Brandywine Realty Trust	378,100	4,238,501
CBL & Associates Properties, Inc.	391,300	4,652,557
Digital Realty Trust, Inc.	73,700	3,801,446
Sunstone Hotel Investors, Inc.(a)	431,401	3,856,725
Tanger Factory Outlet Centers	121,600	5,067,072

		21,616,301

Real Estate Management & Development – 1.5%
CB Richard Ellis Group, Inc. – Class A(a)	308,900	4,077,480
Jones Lang LaSalle, Inc.	75,700	4,821,333

		8,898,813

Thrifts & Mortgage Finance – 3.0%
Astoria Financial Corp.	299,642	3,976,249
First Niagara Financial Group, Inc.	484,818	6,806,845
Washington Federal, Inc.	354,250	6,904,332

		17,687,426

		119,608,667

Consumer Discretionary – 19.6%
Auto Components – 3.6%
Dana Holding Corp.(a)	543,500	6,179,595
Federal Mogul Corp.(a)	390,200	7,542,566
TRW Automotive Holdings Corp.(a)	276,200	7,421,494

		21,143,655

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 3.6%
Boyd Gaming Corp.(a)	416,300	$3,180,532
Darden Restaurants, Inc.	162,800	6,601,540
Royal Caribbean Cruises Ltd.(a)	188,600	5,331,722
Wyndham Worldwide Corp.	261,500	6,011,885

		21,125,679

Household Durables – 2.0%
NVR, Inc.(a)	5,475	3,877,942
Pulte Homes, Inc.(a)	309,700	3,354,051
Whirlpool Corp.	53,035	4,463,426

		11,695,419

Leisure Equipment & Products – 0.7%
Callaway Golf Co.	501,800	3,979,274

Media – 0.6%
CBS Corp. – Class B	258,500	3,357,915

Multiline Retail – 0.5%
JC Penney Co., Inc.	117,500	3,240,650

Specialty Retail – 7.6%
AnnTaylor Stores Corp.(a)	339,300	5,839,353
Dress Barn, Inc.(a)	237,600	5,906,736
Foot Locker, Inc.	544,400	7,060,868
Limited Brands, Inc.	279,100	6,170,901
Men’s Wearhouse, Inc. (The)	301,100	6,431,496
Office Depot, Inc.(a)	854,200	6,167,324
Signet Jewelers Ltd.(a)	241,924	6,969,831

		44,546,509

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	339,000	5,715,540

		114,804,641

Information Technology – 13.2%
Communications Equipment – 0.8%
CommScope, Inc.(a)	195,100	4,973,099

Computers & Peripherals – 2.2%
NCR Corp.(a)	330,700	4,173,434
SanDisk Corp.(a)	131,200	3,821,856
Western Digital Corp.(a)	134,500	5,195,735

		13,191,025

Electronic Equipment, Instruments & Components – 5.4%
Anixter International, Inc.(a)	153,700	6,415,438
Arrow Electronics, Inc.(a)	176,700	4,984,707
AU Optronics Corp. (Sponsored ADR)	461,524	4,786,004

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Avnet, Inc.(a)	186,000	$5,135,460
Flextronics International Ltd.(a)	763,500	5,313,960
Insight Enterprises, Inc.(a)	368,900	4,718,231

		31,353,800

IT Services – 1.9%
Amdocs Ltd.(a)	117,400	3,413,992
Convergys Corp.(a)	615,300	7,592,802

		11,006,794

Semiconductors & Semiconductor Equipment – 2.9%
Amkor Technology, Inc.(a)	506,000	3,046,120
Lam Research Corp.(a)	135,100	4,581,241
Siliconware Precision Industries Co. (Sponsored ADR)	809,800	4,729,232
Teradyne, Inc.(a)	437,600	4,371,624

		16,728,217

		77,252,935

Industrials – 11.8%
Airlines – 0.6%
Alaska Air Group, Inc.(a)	111,700	3,909,500

Building Products – 0.6%
Masco Corp.	254,600	3,404,002

Electrical Equipment – 3.5%
AO Smith Corp.	106,000	4,801,800
EnerSys(a)	225,500	5,139,145
General Cable Corp.(a)	149,300	3,647,399
Thomas & Betts Corp.(a)	191,550	6,914,955

		20,503,299

Machinery – 3.2%
Briggs & Stratton Corp.	178,900	3,132,539
Gardner Denver, Inc.	86,500	3,772,265
Mueller Industries, Inc.	254,800	5,702,424
Terex Corp.(a)	310,000	6,035,700

		18,642,928

Professional Services – 1.1%
Kelly Services, Inc. – Class A(a)	403,200	6,342,336

Road & Rail – 1.7%
Con-way, Inc.	175,200	5,692,248
Hertz Global Holdings, Inc.(a)	442,900	4,163,260

		9,855,508

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 1.1%
WESCO International, Inc.(a)	230,300	$6,653,367

		69,310,940

Energy – 9.5%
Energy Equipment & Services – 4.6%
Helix Energy Solutions Group, Inc.(a)	619,700	7,132,747
Helmerich & Payne, Inc.	119,700	4,850,244
Oil States International, Inc.(a)	163,300	7,025,166
Rowan Cos., Inc.(a)	304,500	7,923,090

		26,931,247

Oil, Gas & Consumable Fuels – 4.9%
Cimarex Energy Co.	126,400	7,553,664
Forest Oil Corp.(a)	267,700	7,254,670
Mariner Energy, Inc.(a)	406,025	6,098,495
Patriot Coal Corp.(a)	203,666	3,393,076
Whiting Petroleum Corp.(a)	54,500	4,079,325

		28,379,230

		55,310,477

Materials – 8.8%
Chemicals – 4.1%
Arch Chemicals, Inc.	167,600	5,173,812
Cytec Industries, Inc.	144,900	6,182,883
Huntsman Corp.	388,600	5,335,478
Rockwood Holdings, Inc.(a)	291,100	6,983,489

		23,675,662

Containers & Packaging – 1.1%
Owens-Illinois, Inc.(a)	123,200	3,651,648
Sonoco Products Co.	99,500	2,943,210

		6,594,858

Metals & Mining – 3.6%
AK Steel Holding Corp.	144,400	3,108,932
Commercial Metals Co.	432,200	7,088,080
Reliance Steel & Aluminum Co.	140,100	6,212,034
Steel Dynamics, Inc.	284,900	4,652,417

		21,061,463

		51,331,983

Consumer Staples – 6.7%
Beverages – 1.1%
Constellation Brands, Inc. – Class A(a)	419,494	6,309,190

Food & Staples Retailing – 0.8%
Supervalu, Inc.	308,900	4,716,903

Food Products – 3.9%
Bunge Ltd.	78,500	4,677,815
Dean Foods Co.(a)	282,900	4,127,511

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Del Monte Foods Co.	319,700	$3,746,884
Smithfield Foods, Inc.(a)	369,900	6,365,979
Tyson Foods, Inc. – Class A	246,600	4,202,064

		23,120,253

Tobacco – 0.9%
Universal Corp.	99,200	5,262,560

		39,408,906

Utilities – 6.0%
Electric Utilities – 2.9%
Northeast Utilities	138,600	3,548,160
Pepco Holdings, Inc.	403,700	6,790,234
Portland General Electric Co.	355,725	6,399,493

		16,737,887

Independent Power Producers & Energy Traders – 0.3%
RRI Energy, Inc.(a)	456,000	1,938,000

Multi-Utilities – 2.8%
CMS Energy Corp.	455,600	6,957,012
NiSource, Inc.	347,000	5,211,940
Wisconsin Energy Corp.	82,200	3,980,946

		16,149,898

		34,825,785

Health Care – 4.0%
Health Care Equipment & Supplies – 1.0%
Teleflex, Inc.	96,400	5,874,616

Health Care Providers & Services – 3.0%
AMERIGROUP Corp.(a)	138,800	3,647,664
Community Health Systems, Inc.(a)	156,100	5,349,547
LifePoint Hospitals, Inc.(a)	171,878	5,242,279
Molina Healthcare, Inc.(a)	156,925	3,355,056

		17,594,546

		23,469,162

Total Investments – 100.0% (cost $512,638,947)		585,323,496
Other assets less liabilities – 0.0%		46,969

Net Assets – 100.0%		$585,370,465

(a)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Information Technology – 22.6%
Communications Equipment – 4.3%
Blue Coat Systems, Inc.(a)	321,600	$9,319,968
F5 Networks, Inc.(a)	154,500	8,621,100
Riverbed Technology, Inc.(a)	249,600	6,801,600

		24,742,668

Internet Software & Services – 1.8%
VistaPrint NV(a)	185,300	10,695,516

IT Services – 2.7%
Alliance Data Systems Corp.(a)	111,900	6,203,736
Cybersource Corp.(a)	567,200	9,716,136

		15,919,872

Semiconductors & Semiconductor Equipment – 7.3%
Atheros Communications, Inc.(a)	155,500	5,580,895
Fairchild Semiconductor International, Inc.(a)	641,500	6,620,280
Hittite Microwave Corp.(a)	123,400	5,150,716
ON Semiconductor Corp.(a)	997,100	7,936,916
RF Micro Devices, Inc.(a)	974,600	4,103,066
Skyworks Solutions, Inc.(a)	439,800	6,715,746
Teradyne, Inc.(a)	668,800	6,681,312

		42,788,931

Software – 6.5%
Concur Technologies, Inc.(a)	82,900	3,261,286
Informatica Corp.(a)	193,800	4,945,776
Red Hat, Inc.(a)	270,300	7,581,915
SolarWinds, Inc.(a)	311,000	5,849,910
Sybase, Inc.(a)	177,900	7,896,981
TIBCO Software, Inc.(a)	919,700	8,433,649

		37,969,517

		132,116,504

Consumer Discretionary – 22.0%
Distributors – 1.5%
LKQ Corp.(a)	468,600	8,973,690

Diversified Consumer Services – 1.9%
Strayer Education, Inc.	47,600	10,797,108

Hotels, Restaurants & Leisure – 4.2%
Chipotle Mexican Grill, Inc.(a)	63,900	6,690,969
Orient-Express Hotels Ltd. – Class A(a)	708,400	8,097,012
Panera Bread Co. – Class A(a)	95,200	6,929,608
Wyndham Worldwide Corp.	128,100	2,945,019

		24,662,608

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 2.0%
Tempur-Pedic International, Inc.(a)	417,600	$11,859,840

Internet & Catalog Retail – 1.6%
NetFlix, Inc.(a)	142,200	9,392,310

Media – 2.9%
Lamar Advertising Co.(a)	260,400	7,832,832
National CineMedia, Inc.	571,300	9,192,217

		17,025,049

Multiline Retail – 2.1%
Dollar Tree, Inc.(a)	221,500	12,346,410

Specialty Retail – 4.3%
CarMax, Inc.(a)	328,200	6,626,358
Dick’s Sporting Goods, Inc.(a)	375,100	9,126,183
J Crew Group, Inc.(a)	173,400	7,296,672
Williams-Sonoma, Inc.	89,800	1,927,108

		24,976,321

Textiles, Apparel & Luxury Goods – 1.5%
Carter’s, Inc.(a)	294,000	8,426,040

		128,459,376

Health Care – 19.1%
Biotechnology – 8.1%
Alexion Pharmaceuticals, Inc.(a)	140,500	6,957,560
Dendreon Corp.(a)	171,500	5,355,945
Human Genome Sciences, Inc.(a)	234,400	6,598,360
Ironwood Pharmaceuticals, Inc.(a)	162,500	2,112,500
Medivation, Inc.(a)	53,000	1,908,530
Onyx Pharmaceuticals, Inc.(a)	152,100	4,222,296
OSI Pharmaceuticals, Inc.(a)	97,800	3,620,556
Regeneron Pharmaceuticals, Inc.(a)	141,200	3,453,752
Seattle Genetics, Inc.(a)	158,200	1,613,640
United Therapeutics Corp.(a)	115,800	6,648,078
Vertex Pharmaceuticals, Inc.(a)	109,500	4,446,795

		46,938,012

Health Care Equipment & Supplies – 4.2%
Edwards Lifesciences Corp.(a)	72,800	6,685,224
Masimo Corp.(a)	202,900	5,618,301
NuVasive, Inc.(a)	109,800	4,386,510
ResMed, Inc.(a)	138,500	7,905,580

		24,595,615

Health Care Providers & Services – 4.3%
Emergency Medical Services Corp.(a)	172,600	8,985,556
HMS Holdings Corp.(a)	201,100	9,258,644

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Magellan Health Services, Inc.(a)	166,600	$6,983,872

		25,228,072

Health Care Technology – 0.1%
athenahealth, Inc.(a)	21,600	795,744

Life Sciences Tools & Services – 1.3%
QIAGEN NV(a)	353,900	7,718,559

Pharmaceuticals – 1.1%
Medicis Pharmaceutical Corp.	287,900	6,477,750

		111,753,752

Industrials – 17.3%
Aerospace & Defense – 0.9%
Hexcel Corp.(a)	498,000	5,487,960

Air Freight & Logistics – 1.1%
Expeditors International of Washington, Inc.	170,400	6,214,488

Building Products – 0.8%
Simpson Manufacturing Co., Inc.	184,800	4,542,384

Electrical Equipment – 2.9%
AMETEK, Inc.	226,400	8,838,656
Baldor Electric Co.	267,200	8,395,424

		17,234,080

Machinery – 7.6%
Actuant Corp. – Class A	358,400	6,490,624
Bucyrus International, Inc. – Class A	171,500	10,729,040
IDEX Corp.	209,375	6,490,625
Joy Global, Inc.	153,755	7,810,754
Lincoln Electric Holdings, Inc.	158,900	7,579,530
Valmont Industries, Inc.	70,400	5,012,480

		44,113,053

Marine – 0.8%
Kirby Corp.(a)	137,600	4,542,176

Professional Services – 0.9%
Resources Connection, Inc.(a)	301,700	5,140,968

Road & Rail – 2.3%
Genesee & Wyoming, Inc. – Class A(a)	155,000	4,936,750
Knight Transportation, Inc.	297,800	5,881,550
RailAmerica, Inc.(a)	236,700	2,802,528

		13,620,828

		100,895,937

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 6.5%
Energy Equipment & Services – 4.0%
Complete Production Services, Inc.(a)	474,300	$6,621,228
FMC Technologies, Inc.(a)	113,300	6,364,061
Oceaneering International, Inc.(a)	79,700	4,817,865
Superior Energy Services, Inc.(a)	259,500	5,363,865

		23,167,019

Oil, Gas & Consumable Fuels – 2.5%
Cabot Oil & Gas Corp.	142,100	5,703,894
Concho Resources, Inc.(a)	100,900	4,686,805
Newfield Exploration Co.(a)	83,900	4,284,773

		14,675,472

		37,842,491

Financials – 6.4%
Capital Markets – 4.8%
Affiliated Managers Group, Inc.(a)	99,050	7,045,426
Greenhill & Co., Inc.	100,420	7,175,009
Lazard Ltd. – Class A	194,100	6,974,013
Stifel Financial Corp.(a)	126,600	6,925,020

		28,119,468

Commercial Banks – 0.5%
PrivateBancorp, Inc.	228,800	2,974,400

Thrifts & Mortgage Finance – 1.1%
People’s United Financial, Inc.	406,900	6,416,813

		37,510,681

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 1.1%
tw telecom, Inc.(a)	416,400	6,616,596

Wireless Telecommunication Services – 1.2%
SBA Communications Corp. – Class A(a)	197,800	6,994,208

		13,610,804

Materials – 1.8%
Chemicals – 1.8%
Airgas, Inc.	62,700	4,021,578
Solutia, Inc.(a)	455,000	6,401,850

		10,423,428

Consumer Staples – 1.3%
Food Products – 1.3%
Green Mountain Coffee Roasters, Inc.(a)	86,450	7,295,516

Total Common Stocks (cost $475,814,533)		579,908,489

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(b) (cost $5,761,846)	5,761,846	$5,761,846

Total Investments – 100.3% (cost $481,576,379)		585,670,335
Other assets less liabilities – (0.3)%		(1,872,822)

Net Assets – 100.0%		$583,797,513

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 28.3%
Treasuries – 28.3%
United States – 28.3%
U.S. Treasury Notes 0.75%, 11/30/11	$101,920	$102,067,274
1.375%, 9/15/12	88,287	88,893,973
1.75%, 8/15/12	76,037	77,343,924
2.375%, 8/31/14	19,760	20,037,865
2.75%, 7/31/10	8,000	8,086,248
4.00%, 11/15/12	42,638	45,889,148

Total Governments - Treasuries (cost $340,497,197)		342,318,432

CORPORATES - INVESTMENT GRADES – 23.4%
Industrial – 14.7%
Basic – 0.9%
Ei Du Pont De Nemours & Co. 3.25%, 1/15/15	4,719	4,763,094
Praxair, Inc. 3.25%, 9/15/15	5,520	5,578,772

		10,341,866

Capital Goods – 1.2%
Boeing Capital Corp. 3.25%, 10/27/14	5,932	6,032,809
General Dynamics Corp. 1.80%, 7/15/11	5,637	5,712,175
John Deere Capital Corp. 5.25%, 10/01/12	2,735	2,981,262

		14,726,246

Communications - Telecommunications – 1.1%
AT&T, Inc. 4.85%, 2/15/14	4,875	5,256,976
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	5,160	5,840,754
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,436,745

		13,534,475

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 8.00%, 6/15/10	3,495	3,563,303

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.3%
The Walt Disney Co. 4.50%, 12/15/13	$3,624	$3,940,814

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,858,639

Consumer Cyclical - Retailers – 0.6%
Costco Wholesale Corp. 5.30%, 3/15/12	2,740	2,964,340
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,794,109

		6,758,449

Consumer Non-Cyclical – 5.0%
Abbott Laboratories 5.15%, 11/30/12	2,717	2,978,071
Amgen, Inc. 4.85%, 11/18/14	2,760	3,028,291
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,710,822
Baxter FinCo BV 4.75%, 10/15/10	3,432	3,526,661
Bottling Group LLC 5.00%, 11/15/13	3,599	3,903,821
6.95%, 3/15/14	3,290	3,835,972
Campbell Soup Co. 6.75%, 2/15/11	3,460	3,666,725
Coca-Cola Enterprises, Inc. 4.25%, 3/01/15	3,675	3,926,558
Colgate-Palmolive Co. Series F 3.15%, 8/05/15	1,049	1,079,869
Diageo Finance BV 3.25%, 1/15/15	8,859	8,944,073
Genentech, Inc. 4.40%, 7/15/10	1,910	1,938,579
Merck & Co., Inc. 4.00%, 6/30/15	2,850	3,027,834
Pepsico, Inc. 4.65%, 2/15/13	2,802	3,029,223
Procter & Gamble Co. 3.15%, 9/01/15	11,035	11,366,547
4.60%, 1/15/14	3,485	3,768,090

		60,731,136

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 2.4%
Apache Corp. 5.25%, 4/15/13	$2,890	$3,138,011
Chevron Corp. 3.95%, 3/03/14	3,665	3,889,067
ConocoPhillips 4.75%, 2/01/14	3,650	3,956,746
Shell International Finance BV 3.25%, 9/22/15	5,924	6,007,356
Statoil ASA 2.90%, 10/15/14	5,952	6,046,512
Total Capital SA 3.125%, 10/02/15	6,016	6,022,636

		29,060,328

Services – 0.4%
The Western Union Co. 5.40%, 11/17/11	4,980	5,316,304

Technology – 2.2%
Cisco Systems, Inc. 2.90%, 11/17/14	1,765	1,797,695
5.25%, 2/22/11	1,866	1,949,393
Dell, Inc. 3.375%, 6/15/12	2,134	2,223,359
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,462,957
International Business Machine 2.10%, 5/06/13	12,055	12,167,931
Oracle Corp. 3.75%, 7/08/14	4,116	4,312,737
5.00%, 1/15/11	2,062	2,140,610

		26,054,682

		177,886,242

Financial Institutions – 8.0%
Banking – 5.4%
Bank of America Corp. 4.50%, 8/01/10	3,805	3,860,119
The Bank of New York Mellon Corp. 4.30%, 5/15/14	1,785	1,897,260
BB&T Corp. 3.375%, 9/25/13	3,505	3,594,759
Citigroup, Inc. 6.375%, 8/12/14	2,864	3,039,557
The Goldman Sachs Group, Inc. 3.625%, 8/01/12	3,210	3,330,282
4.75%, 7/15/13	2,844	3,003,156

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase & Co. 7.875%, 6/15/10	$4,685	$4,775,730
Morgan Stanley 6.00%, 5/13/14	5,650	6,111,176
PNC Funding Corp. 4.25%, 9/21/15	5,755	5,878,917
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,304,105
State Street Corp. 4.30%, 5/30/14	3,015	3,171,129
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,615,185
US Bancorp 4.20%, 5/15/14	3,822	4,033,288
Wells Fargo & Co. Series I 3.75%, 10/01/14	5,874	5,944,852
Westpac Banking Corp. 4.20%, 2/27/15	5,712	5,892,573

		65,452,088

Finance – 0.6%
HSBC Finance Corp. 4.75%, 4/15/10	4,905	4,926,714
8.00%, 7/15/10	2,923	2,999,095

		7,925,809

Insurance – 1.7%
Berkshire Hathaway, Inc. 3.20%, 2/11/15	12,145	12,264,871
Met Life Global Funding I 2.875%, 9/17/12(a)	7,700	7,844,121

		20,108,992

Other Finance – 0.3%
ORIX Corp. 5.48%, 11/22/11	3,130	3,213,061

		96,699,950

Utility – 0.7%
Electric – 0.7%
National Rural Utilities Cooperative Finance Corp. 3.875%, 9/16/15	5,790	5,979,953
The Southern Co. 4.15%, 5/15/14	2,001	2,111,905

		8,091,858

Total Corporates - Investment Grades (cost $274,624,826)		282,678,050

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 18.9%
Autos - Fixed Rate – 6.8%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(a)	$11,000	$11,250,815
Series 2009-2A, Class A4 3.03%, 10/15/16(a)	8,610	8,878,658
Series 2009-3A, Class A4 2.67%, 12/15/16(a)	12,380	12,609,767
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	8,144	8,306,145
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	6,418	6,539,297
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	3,420	3,481,950
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16	7,560	7,648,745
Nissan Auto Lease Trust Series 2009-A, Class A4 3.51%, 11/17/14	6,335	6,548,151
Series 2009-B, Class A3 2.07%, 1/15/15	5,515	5,592,281
Series 2009-B, Class A4 2.65%, 1/15/15	10,555	10,801,156

		81,656,965

Credit Cards - Floating Rate – 3.8%
Chase Issuance Trust Series 2007-A1, Class A1 0.252%, 3/15/13(b)	4,825	4,815,685
Citibank Omni Master Trust Series 2009-A14A, Class A14 2.982%, 8/15/18(a)(b)+	14,000	14,450,755
Series 2009-A8, Class A8 2.333%, 5/16/16(a)(b)	8,400	8,482,611
Discover Card Master Trust Series 2009-A1, Class A1 1.531%, 12/15/14(b)+	11,000	11,144,019
Series 2010-A1, Class A1 0.881%, 9/15/15(b)	7,206	7,172,822

		46,065,892

Other ABS - Fixed Rate – 2.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	1,600	1,549,262

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	$4,510	$4,585,381
Series 2009-A, Class A4 3.96%, 5/16/16	3,390	3,580,353
Series 2009-B, Class A4 2.33%, 5/16/16	8,875	8,959,472
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	5,805	5,923,222

		24,597,690

Home Equity Loans - Floating Rate – 1.5%
ACE Securities Corp. Series 2003-OP1, Class A2 0.589%, 12/25/33(b)	18	12,737
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.129%, 5/25/37(b)	1,200	40,577
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(b)	1,402	1,220,800
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 0.519%, 6/25/34(b)	61	39,964
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.509%, 1/20/36(b)	1,340	1,094,789
Home Equity Mortgage Trust Series 2005-3, Class M1 1.039%, 11/25/35(b)	27	26,265
Household Home Equity Loan Trust Series 2007-2, Class A2V 0.389%, 7/20/36(b)	2,800	2,572,405
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 0.389%, 7/25/37(b)	3,350	2,015,702
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.429%, 6/25/37(a)(b)	3,660	1,333,038
Lehman XS Trust Series 2005-2, Class 1M1 0.729%, 8/25/35(b)	5,000	105,848
Series 2006-1, Class 1M1 0.679%, 2/25/36(b)	4,000	59,106

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.349%, 4/25/37(b)	$895	$861,256
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 0.359%, 6/25/37(b)	3,100	1,988,432
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.359%, 4/25/37(b)	2,377	1,682,054
Novastar Home Loan Equity Series 2007-2, Class M1 0.529%, 9/25/37(b)	4,935	153,227
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.329%, 7/25/36(b)	2,491	1,669,108
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(c)	825	800,529
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.359%, 7/25/37(b)	4,185	1,964,704
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.679%, 6/25/36(b)	2,000	575,378

		18,215,919

Autos - Floating Rate – 1.4%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.299%, 4/20/13(b)	4,360	4,326,191
Wheels SPV LLC Series 2009-1, Class A 1.782%, 3/15/18(a)(b)+	12,201	12,364,481

		16,690,672

Credit Cards - Fixed Rate – 1.2%
BA Credit Card Trust Series 2006-A16, Class A16 4.72%, 5/15/13	4,600	4,741,198
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5 2.25%, 12/23/14	9,625	9,720,407

		14,461,605

Other ABS - Floating Rate – 1.2%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.931%, 7/15/15(a)(b)+	14,000	14,341,677

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Petra CRE CDO Ltd. Series 2007-1A, Class C 1.329%, 2/25/47(a)(b)	$1,865	$18,650

		14,360,327

Home Equity Loans - Fixed Rate – 1.0%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,767	2,467,779
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	6	5,716
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,646	1,042,736
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,638,585
Series 2005-CB4, Class AF2 4.751%, 8/25/35	708	682,681
Series 2005-RP2, Class AF2 5.75%, 9/25/35(a)	713	688,754
Series 2007-CB4, Class A2A 5.844%, 4/25/37	1,285	1,188,748
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(a)	3,384	3,034,862
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	2	2,401
Series 2006-5, Class A1 5.50%, 1/25/37	2,395	289,330
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(d)(e)	35	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(a)(f)	9,431	1,493,363

		12,534,955

Total Asset-Backed Securities (cost $258,208,006)		228,584,025

MORTGAGE PASS-THRU’S – 17.8%
Agency Fixed Rate 30-Year – 9.7%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	3,092	3,313,023
6.50%, 12/01/33	8,197	8,983,785

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2007 6.50%, 10/01/37	$46,595	$49,873,567
Series 2008 6.00%, 8/01/38	13,358	14,185,322
6.50%, 12/01/28-7/01/35	23,881	25,781,086
Government National Mortgage Association Series 2008 6.50%, 9/15/38	14,673	15,773,144

		117,909,927

Agency ARMS – 7.5%
Federal Home Loan Mortgage Corp. Series 2005 4.422%, 5/01/35(c)	4,650	4,833,604
Series 2007 5.918%, 11/01/36(b)	6,420	6,769,120
6.071%, 1/01/37(b)	5,960	6,283,556
Federal National Mortgage Association Series 2003 4.807%, 12/01/33(c)	1,452	1,524,056
Series 2005 4.545%, 2/01/35(b)	7,623	7,832,822
4.667%, 10/01/35(c)	4,379	4,583,153
5.333%, 1/01/36(c)	3,198	3,335,291
Series 2006 2.91%, 1/01/36(c)	11,502	11,816,626
5.49%, 5/01/36(b)	6,131	6,349,830
5.66%, 7/01/36(c)	5,282	5,515,221
5.81%, 11/01/36(b)	9,364	9,873,564
Series 2007 4.377%, 11/01/35(b)	6,718	7,005,311
5.533%, 2/01/37(b)	6,721	7,086,057
6.415%, 1/01/37(b)	3,843	4,052,211
Series 2009 4.788%, 7/01/38(c)	3,545	3,710,726

		90,571,148

Agency Fixed Rate 15-Year – 0.6%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	25	27,164
Series 2001 6.00%, 11/01/16	128	137,540
Series 2002 6.00%, 12/01/17	74	79,663
Series 2005 6.00%, 6/01/17-6/01/20	245	263,238

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006 6.00%, 5/01/21-1/01/22	$4,628	$4,981,176
Series 2007 6.00%, 2/01/22	1,196	1,284,799

		6,773,580

Total Mortgage Pass-Thru’s (cost $208,322,696)		215,254,655

AGENCIES – 5.6%
Agency Debentures – 5.6%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	8,760	8,946,947
Citigroup, Inc. – FDIC Insured 1.875%, 5/07/12	18,659	18,947,020
The Goldman Sachs Group, Inc. – FDIC Insured 3.25%, 6/15/12	13,670	14,311,191
JP Morgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,981,906
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,138,144
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,771,635

Total Agencies (cost $65,188,211)		67,096,843

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.9%
Non-Agency Fixed Rate CMBS – 2.4%
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,683,083
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	14,424,752
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,876,978
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 5.951%, 7/15/44	10,000	2,681,905

		28,666,718

Non-Agency Floating Rate CMBS – 1.5%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.542%, 3/15/22(a)(b)	2,500	2,005,567

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 0.332%, 4/15/17(a)(b)	$279	$279,392
Series 2005-FL11, Class D 0.572%, 11/15/17(a)(b)	1,127	980,133
Series 2007-FL14, Class C 0.532%, 6/15/22(a)(b)	3,874	2,510,644
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.702%, 10/15/21(a)(b)	4,900	2,460,731
Series 2007-TFLA, Class A2 0.352%, 2/15/22(a)(b)	8,000	6,529,405
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 0.542%, 10/15/17(a)(b)	2,400	2,332,227
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.629%, 9/15/21(a)(b)	2,600	905,971
Series 2007-WHL8, Class E 0.632%, 6/15/20(a)(b)	2,725	849,414

		18,853,484

Total Commercial Mortgage-Backed Securities (cost $63,864,455)		47,520,202

CMOS – 2.4%
Non-Agency Floating Rate – 1.1%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.699%, 2/25/36(b)	4,155	62,325
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.799%, 9/25/45(b)	79	38,561
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.331%, 11/25/46(b)	2,030	874,295
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 0.709%, 2/25/35(b)	130	33,794
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.419%, 8/25/47(b)	2,561	1,288,059

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Homebanc Mortgage Trust Series 2005-4, Class A2 0.559%, 10/25/35(b)	$3,206	$1,460,666
Lehman XS Trust Series 2007-2N, Class M1 0.569%, 2/25/37(b)	3,602	9,803
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 0.459%, 4/25/29(b)	95	80,089
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.74%, 2/25/42(a)(b)	3,267	3,083,553
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.429%, 7/20/36(b)	3,055	2,472,791
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.459%, 5/25/35(b)	137	111,840
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.559%, 10/19/34(b)	656	556,473
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 1.431%, 9/25/46(b)	3,215	1,859,463
Series 2006-AR4, Class 1A1B 1.411%, 5/25/46(b)	1,260	465,932
Series 2006-AR9, Class 1AB2 3.115%, 8/25/46(b)	3,449	1,125,635

		13,523,279

Non-Agency Fixed Rate – 0.5%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,022	954,646
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	5,054	4,892,789

		5,847,435

Agency Fixed Rate – 0.5%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	2,380	2,408,350
Series 2006-50, Class PA 5.00%, 4/25/27	3,349	3,420,967

		5,829,317

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.2%
Federal National Mortgage Association Series 2003-52, Class FV 1.229%, 5/25/31(b)	$1,283	$1,290,892
Series 2003-W13, Class AV2 0.509%, 10/25/33(b)	268	232,974
Freddie Mac Reference REMIC Series R008, Class FK 0.631%, 7/15/23(b)	1,116	1,102,014

		2,625,880

Non-Agency ARMS – 0.1%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.158%, 2/25/36(c)	2,883	1,526,720

Total CMOs (cost $48,324,794)		29,352,631

	Shares
SHORT-TERM INVESTMENTS – 4.8%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(g)	25,106,124	25,106,124

	Principal Amount (000)
Treasury Bills – 1.6%
U.S. Treasury Bills Zero Coupon, 3/25/10	$20,000	19,999,440

Certificates of Deposit – 1.1%
Royal Bank of Canada NY 2.25%, 3/15/13	12,810	12,802,935

Total Short-Term Investments (cost $57,908,499)		57,908,499

Total Investments – 105.1% (cost $1,316,938,684)		1,270,713,337
Other assets less liabilities – (5.1)%		(61,392,813)

Net Assets – 100.0%		$1,209,320,524

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	2,200	June 2010	$477,067,053	$478,362,500	$1,295,447

Sold Contracts
U.S. T-Note 10 Yr Futures	194	June 2010	22,459,665	22,791,969	(332,304)
U.S. T-Note 5 Yr Futures	2,064	June 2010	237,130,184	239,295,000	(2,164,816)

					$(1,201,673)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $121,078,380 or 10.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2010.

(c)	Variable rate coupon, rate shown as of February 28, 2010.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of February 28, 2010, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	$35,213	$0	0.0%

(e)	Fair valued.

(f)	IO – Interest Only

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end. The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 28, 2010, the fund’s total exposure to subprime investments was 3.94% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

+	Position, or a portion thereof, has been segregrated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $66,725,684.

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligation

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

REMIC – Real Estate Mortgage Investment Conduit

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 33.2%
Industrial – 16.1%
Basic – 2.3%
ArcelorMittal 6.125%, 6/01/18	$3,570	$3,693,708
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	3,132	3,674,491
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	999	1,029,539
The Dow Chemical Co. 7.375%, 11/01/29	200	216,907
8.55%, 5/15/19	4,115	4,974,677
Eastman Chemical 5.50%, 11/15/19	686	706,192
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,539	1,725,967
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	2,885	3,130,225
International Paper Co. 5.30%, 4/01/15	2,625	2,785,884
7.50%, 8/15/21	797	902,742
Packaging Corp. of America 5.75%, 8/01/13	1,329	1,441,057
PPG Industries, Inc. 5.75%, 3/15/13	3,190	3,477,378
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	3,260	3,675,542

		31,434,309

Capital Goods – 1.0%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	299	310,365
John Deere Capital Corp. 5.25%, 10/01/12	2,660	2,899,509
Lafarge SA 6.15%, 7/15/11	2,204	2,310,859
Republic Services, Inc. 5.25%, 11/15/21(a)	1,213	1,226,336
5.50%, 9/15/19(a)	1,768	1,829,876
Tyco International Finance SA 6.00%, 11/15/13	1,250	1,391,885
8.50%, 1/15/19	1,265	1,585,794
United Technologies Corp. 4.875%, 5/01/15	1,591	1,745,548

		13,300,172

86	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Media – 1.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	$3,710	$4,082,269
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,746	3,673,601
Comcast Corp. 5.50%, 3/15/11	2,767	2,890,685
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14(a)	1,200	1,254,484
News America Holdings, Inc. 9.25%, 2/01/13	670	792,613
News America, Inc. 6.55%, 3/15/33	1,383	1,445,459
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,345	1,682,951
RR Donnelley & Sons Co. 4.95%, 4/01/14	710	713,353
Time Warner Cable, Inc. 7.50%, 4/01/14	1,325	1,545,945
Time Warner Entertainment Co. 8.375%, 3/15/23	2,680	3,273,647
WPP Finance UK 5.875%, 6/15/14	376	398,266
8.00%, 9/15/14	2,616	3,017,402

		24,770,675

Communications - Telecommunications – 2.7%
AT&T Corp. 8.00%, 11/15/31(b)	295	360,673
British Telecommunications PLC 9.125%, 12/15/10(b)	3,066	3,257,616
Embarq Corp. 7.082%, 6/01/16	3,780	4,166,834
Pacific Bell Telephone Co. 6.625%, 10/15/34	6,250	6,420,544
Qwest Corp. 7.50%, 10/01/14	3,270	3,482,550
8.875%, 3/15/12(b)	660	715,275
Telecom Italia Capital SA 6.175%, 6/18/14	2,510	2,734,201
6.375%, 11/15/33	375	359,292
US Cellular Corp. 6.70%, 12/15/33	4,720	4,675,066

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 4.90%, 9/15/15	$2,540	$2,751,592
5.25%, 4/15/13	2,310	2,523,164
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	2,259	2,416,161
Vodafone Group PLC 5.50%, 6/15/11	3,015	3,180,906

		37,043,874

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 5.75%, 9/08/11	1,105	1,170,959
7.30%, 1/15/12	1,178	1,286,047
7.75%, 1/18/11	437	462,349
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	1,440	1,498,169
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)	2,530	2,562,925

		6,980,449

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 6.875%, 5/01/12	2,130	2,350,102
7.625%, 4/15/31	2,810	3,273,984
Viacom, Inc. 5.625%, 9/15/19	2,895	3,061,642

		8,685,728

Consumer Cyclical - Other – 0.7%
Marriott International, Inc. Series J 5.625%, 2/15/13	4,120	4,336,172
MDC Holdings, Inc. 5.50%, 5/15/13	4,540	4,716,475

		9,052,647

Consumer Non-Cyclical – 2.9%
Altria Group, Inc. 9.70%, 11/10/18	1,675	2,106,421
Baxter FinCo BV 4.75%, 10/15/10	2,678	2,751,865
Bottling Group LLC 6.95%, 3/15/14	2,315	2,699,172
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,711	1,770,669
5.875%, 5/15/13	2,720	2,892,598

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	$3,480	$3,709,955
Campbell Soup Co. 6.75%, 2/15/11	2,205	2,336,742
ConAgra Foods, Inc. 7.875%, 9/15/10	68	70,543
Delhaize Group SA 5.875%, 2/01/14	775	854,475
Diageo Capital PLC 7.375%, 1/15/14	2,340	2,755,553
Fisher Scientific International, Inc. 6.125%, 7/01/15	2,336	2,429,440
Fortune Brands, Inc. 4.875%, 12/01/13	2,016	2,108,998
The Kroger Co. 6.80%, 12/15/18	2,175	2,476,879
Pepsico, Inc. 4.65%, 2/15/13	2,505	2,708,138
Pfizer, Inc. 5.35%, 3/15/15	2,620	2,912,429
The Procter & Gamble Co. 4.70%, 2/15/19	2,607	2,705,388
Safeway, Inc. 6.50%, 3/01/11	453	477,431
Wyeth 5.50%, 2/01/14	2,212	2,461,109

		40,227,805

Energy – 1.9%
Amerada Hess Corp. 7.875%, 10/01/29	1,793	2,174,714
Anadarko Petroleum Corp. 5.95%, 9/15/16	3,050	3,334,827
6.45%, 9/15/36	877	919,451
Apache Corp. 5.25%, 4/15/13	1,455	1,579,864
Baker Hughes, Inc. 6.50%, 11/15/13	1,300	1,499,346
Canadian Natural Resources Ltd. 5.15%, 2/01/13	1,220	1,313,371
Marathon Oil Corp. 7.50%, 2/15/19	995	1,159,569
Nabors Industries, Inc. 9.25%, 1/15/19	2,995	3,743,310
Noble Energy, Inc. 8.25%, 3/01/19	2,858	3,468,726
The Premcor Refining Group, Inc. 7.50%, 6/15/15	2,115	2,167,875

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Valero Energy Corp 6.125%, 2/01/20	$1,635	$1,645,698
Weatherford International Ltd. 5.15%, 3/15/13	1,600	1,702,187
9.625%, 3/01/19	1,540	1,962,026

		26,670,964

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)	2,260	2,291,075

Technology – 1.2%
Cisco Systems, Inc. 5.25%, 2/22/11	2,470	2,580,387
Computer Sciences Corp. 5.50%, 3/15/13	2,290	2,482,926
Dell, Inc. 5.625%, 4/15/14	1,645	1,821,752
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(b)	3,850	4,316,847
Motorola, Inc. 6.50%, 9/01/25	1,800	1,760,700
7.50%, 5/15/25	290	309,604
7.625%, 11/15/10	146	151,741
Oracle Corp. 5.00%, 1/15/11	2,480	2,574,545
Xerox Corp. 8.25%, 5/15/14	310	365,128

		16,363,630

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	1,695	1,765,497
5.75%, 12/15/16	1,115	1,149,037

		2,914,534

Transportation - Services – 0.1%
Con-way, Inc. 6.70%, 5/01/34	2,269	2,048,920

		221,784,782

Financial Institutions – 13.2%
Banking – 7.6%
American Express Co. 7.25%, 5/20/14	1,900	2,166,044
8.125%, 5/20/19	2,785	3,369,666
ANZ National International Ltd. 6.20%, 7/19/13(a)	1,890	2,096,766

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bank of America Corp. 4.875%, 1/15/13	$4,230	$4,439,305
7.625%, 6/01/19	1,700	1,922,452
Series L 5.65%, 5/01/18	1,400	1,396,486
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11	170	182,207
Barclays Bank PLC 8.55%, 6/15/11(a)(c)	961	936,975
The Bear Stearns Co., Inc. 5.55%, 1/22/17	5,410	5,618,442
Citigroup, Inc. 5.50%, 4/11/13	2,900	3,035,563
6.50%, 8/19/13	2,770	2,979,534
8.50%, 5/22/19	2,750	3,173,382
Compass Bank 5.50%, 4/01/20	4,989	4,696,465
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	1,151	1,185,521
Credit Suisse USA, Inc. 5.50%, 8/15/13	1,128	1,240,962
Deutsche Bank AG London 5.00%, 10/12/10	2,730	2,803,423
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	2,806	2,963,029
5.125%, 1/15/15	1,590	1,679,700
6.00%, 5/01/14	1,675	1,838,321
7.50%, 2/15/19	2,855	3,267,533
JPMorgan Chase & Co. 6.75%, 2/01/11	2,925	3,078,405
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	733	716,891
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)	3,820	3,756,187
Marshall & Ilsley Bank 5.00%, 1/17/17	3,700	3,054,072
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	1,607	1,635,720
Morgan Stanley 5.45%, 1/09/17	1,615	1,645,695
5.625%, 1/09/12	3,940	4,192,255
6.60%, 4/01/12	2,565	2,790,266
National Australia Bank Ltd. 3.75%, 3/02/15(a)(d)	3,175	3,201,956

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

National City Bank of Cleveland Ohio 6.25%, 3/15/11	$4,245	$4,422,292
Nationwide Building Society 6.25%, 2/25/20(a)	3,415	3,467,328
Regions Financial Corp. 6.375%, 5/15/12	975	966,840
SouthTrust Corp. 5.80%, 6/15/14	3,315	3,552,039
Standard Chartered PLC 6.409%, 1/30/17(a)(c)	4,800	4,109,323
UBS Preferred Funding Trust I 8.622%, 10/01/10(c)	2,319	2,248,087
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,913	2,148,586
Union Bank of California 5.95%, 5/11/16	1,005	1,062,419
Union Planters Corp. 7.75%, 3/01/11	2,817	2,835,747
Wachovia Corp. 5.50%, 5/01/13	4,155	4,488,206

		104,364,090

Finance – 0.9%
General Electric Capital Corp. 4.80%, 5/01/13	2,795	2,955,341
Series A 4.375%, 11/21/11	2,713	2,837,198
HSBC Finance Corp. 7.00%, 5/15/12	2,095	2,294,727
SLM Corp. Series A 5.375%, 1/15/13-5/15/14	4,650	4,348,147

		12,435,413

Insurance – 3.3%
Aetna, Inc. 6.00%, 6/15/16	1,010	1,113,933
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	1,820	1,979,223
Assurant, Inc. 5.625%, 2/15/14	1,028	1,071,505
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	1,656	1,702,860
Coventry Health Care, Inc. 5.95%, 3/15/17	665	630,061
6.125%, 1/15/15	260	259,275
6.30%, 8/15/14	2,060	2,100,617
Genworth Financial, Inc. 6.515%, 5/22/18	4,100	3,861,310

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guardian Life Insurance 7.375%, 9/30/39(a)	$1,605	$1,673,530
Humana, Inc. 6.30%, 8/01/18	1,514	1,559,668
6.45%, 6/01/16	285	301,397
7.20%, 6/15/18	610	663,796
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	2,683	2,771,437
Lincoln National Corp. 8.75%, 7/01/19	791	953,728
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,510	1,864,539
MetLife, Inc. 7.717%, 2/15/19	1,159	1,347,621
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,585	2,879,749
Principal Financial Group, Inc. 7.875%, 5/15/14	2,220	2,523,423
Prudential Financial, Inc. 5.15%, 1/15/13	2,545	2,709,565
6.20%, 1/15/15	265	291,604
Series D 7.375%, 6/15/19	200	229,973
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	3,065	3,143,421
UnitedHealth Group, Inc. 5.25%, 3/15/11	4,300	4,462,579
Wellpoint, Inc. 5.875%, 6/15/17	270	293,542
7.00%, 2/15/19	655	755,731
XL Capital Ltd. 5.25%, 9/15/14	4,520	4,673,364

		45,817,451

REITS – 1.4%
ERP Operating LP 5.25%, 9/15/14	4,570	4,823,923
HCP, Inc. 6.00%, 1/30/17	4,630	4,490,336
Health Care REIT, Inc. 6.20%, 6/01/16	3,980	4,033,085
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	2,373	2,402,527
Simon Property Group LP 5.625%, 8/15/14	3,236	3,475,626

		19,225,497

		181,842,451

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 2.7%
Electric – 1.7%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	$3,175	$3,199,720
Carolina Power & Light Co. 6.50%, 7/15/12	2,595	2,872,066
FirstEnergy Corp. Series B 6.45%, 11/15/11	58	61,972
Series C 7.375%, 11/15/31	2,291	2,477,272
FPL Group Capital, Inc. 5.625%, 9/01/11	2,855	3,032,073
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,093	2,300,404
Nisource Finance Corp. 6.80%, 1/15/19	3,445	3,769,467
Pacific Gas & Electric Co. 4.80%, 3/01/14	1,700	1,848,231
The Southern Co. Series A 5.30%, 1/15/12	999	1,070,213
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,447	1,554,404
Union Electric Co. 6.70%, 2/01/19	315	354,485

		22,540,307

Natural Gas – 0.8%
Duke Energy Field Services Corp. 7.875%, 8/16/10	506	521,896
Energy Transfer Partners LP 6.70%, 7/01/18	972	1,066,689
7.50%, 7/01/38	3,329	3,705,743
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	1,278	1,392,579
Williams Partners LP 5.25%, 3/15/20(a)	4,178	4,245,362

		10,932,269

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18	2,785	2,994,401

		36,466,977

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Non Corporate Sectors – 1.2%
Agencies - Not Government Guaranteed – 1.2%
Gaz Capital SA 6.212%, 11/22/16(a)		$7,890	$7,899,863
Petrobras International Finance 5.75%, 1/20/20		5,100	5,144,375
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		3,055	3,559,075

			16,603,313

Total Corporates - Investment Grades (cost $429,807,553)			456,697,523

GOVERNMENTS - TREASURIES – 28.1%
Germany – 2.2%
Bundesrepublik Deutschland Series 04 3.75%, 1/04/15	EUR	20,300	29,700,515

New Zealand – 0.2%
New Zealand Government Series 413 6.50%, 4/15/13	NZD	3,929	2,900,622

United States – 25.7%
U.S. Treasury Bonds 3.75%, 11/15/18		$73,505	75,227,503
4.50%, 2/15/36		33,280	33,462,008
U.S. Treasury Notes 0.875%, 2/28/11-5/31/11		31,240	31,418,905
1.75%, 11/15/11		18,785	19,137,219
2.25%, 1/31/15		30,040	30,049,372
2.375%, 8/31/14		50,785	51,499,139
2.625%, 7/31/14		70,855	72,665,133
3.375%, 11/15/19		41,255	40,536,255

			353,995,534

Total Governments - Treasuries (cost $385,419,489)			386,596,671

MORTGAGE PASS-THRU’S – 16.3%
Agency Fixed Rate 30-Year – 14.7%
Federal Home Loan Mortgage Corp. 6.50%, TBA		4,610	4,978,800
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35-10/01/35		3,073	3,129,871

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006 4.50%, 1/01/36-5/01/36	$169	$171,655
Series 2007 5.50%, 7/01/35	4,327	4,594,635
Series 2008 6.50%, 5/01/35	4,573	5,014,307
Federal National Mortgage Association 6.00%, TBA	16,620	17,630,180
Series 2003 5.00%, 11/01/33	12,918	13,461,792
5.50%, 4/01/33-7/01/33	15,553	16,463,959
Series 2004 5.50%, 4/01/34-11/01/34	12,268	12,977,646
Series 2005 4.50%, 8/01/35-10/01/35	20,736	21,152,396
5.50%, 2/01/35	2,994	3,169,962
6.00%, 4/01/35	9,785	10,511,720
Series 2006 5.00%, 1/01/36-2/01/36	16,212	16,861,101
Series 2007 4.50%, 9/01/35-8/01/37	12,288	12,564,772
5.50%, 8/01/37	22,008	23,297,597
Series 2008 6.00%, 3/01/37	21,412	22,868,282
6.50%, 1/01/39	3,296	3,522,382
Government National Mortgage Association 5.50%, TBA	6,625	7,009,045
6.00%, TBA	2,950	3,146,821

		202,526,923

Agency ARMS – 1.6%
Federal Home Loan Mortgage Corp. Series 2007 5.965%, 2/01/37(e)	4,279	4,511,997
Series 2009 4.352%, 4/01/36(c)	6,522	6,805,055
Federal National Mortgage Association Series 2003 4.807%, 12/01/33(c)	2,015	2,114,849
Series 2006 5.45%, 2/01/36(c)	2,528	2,638,211
6.153%, 3/01/36(c)	1,773	1,856,943
Series 2007 4.739%, 3/01/34(c)	3,992	4,158,014

		22,085,069

Total Mortgage Pass-Thru’s (cost $213,609,437)		224,611,992

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.3%
Non-Agency Fixed Rate CMBS – 9.2%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2007-PW18, Class A4 5.70%, 6/11/50	$6,455	$6,131,653
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.095%, 12/10/49	8,585	8,302,313
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	3,065	2,805,584
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	6,475	5,809,870
Series 2006-C5, Class A3 5.311%, 12/15/39	4,500	3,958,295
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49	1,470	1,398,489
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	14,424,752
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP8, Class A2 5.289%, 5/15/45+	14,000	14,435,737
Series 2007-LD11, Class A4 5.818%, 6/15/49	855	783,261
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.228%, 6/15/29	6,015	6,186,382
Series 2006-C6, Class A4 5.372%, 9/15/39	8,090	8,159,352
Series 2007-C1, Class A3 5.398%, 2/15/40+	20,000	20,493,518
Series 2007-C1, Class A4 5.424%, 2/15/40	5,725	5,299,005
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.91%, 6/12/46	3,075	3,175,817
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44	8,155	6,949,722

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007-IQ13, Class A4 5.364%, 3/15/44	$4,035	$3,691,946
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	8,565	8,414,714
Series 2007-C32, Class A3 5.74%, 6/15/49	6,885	6,136,501

		126,556,911

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.668%, 3/06/20(a)(e)	1,855	1,585,018

Total Commercial Mortgage-Backed Securities (cost $130,425,762)		128,141,929

ASSET-BACKED SECURITIES – 3.4%
Credit Cards - Floating Rate – 1.9%
Citibank Omni Master Trust Series 2009-A14A, Class A14 2.982%, 8/15/18(a)(e)+	14,000	14,450,755
Discover Card Master Trust Series 2009-A1, Class A1 1.531%, 12/15/14(e)+	11,000	11,144,019

		25,594,774

Autos - Floating Rate – 0.9%
Wheels SPV LLC Series 2009-1, Class A 1.782%, 3/15/18(a)(e)+	12,201	12,364,481

Credit Cards - Fixed Rate – 0.3%
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	4,150	4,333,497

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.499%, 5/25/37(e)	3,715	163,887
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.489%, 1/20/35(e)	872	764,132

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2005-4, Class 1M1 0.729%, 10/25/35(e)	$4,865	$43,612
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.349%, 4/25/37(e)	817	786,040
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.459%, 2/25/37(e)	1,785	9,487
RAAC Series Series 2006-SP3, Class A1 0.309%, 8/25/36(e)	35	34,390

		1,801,548

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.356%, 12/25/32	668	494,414
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	593	502,305
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	1	1,429

		998,148

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	1,000	968,289

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.329%, 2/25/47(a)(e)	2,220	22,200
SLM Student Loan Trust Series 2003-C, Class A1 0.354%, 9/15/16(e)	115	114,193

		136,393

Total Asset-Backed Securities (cost $58,034,809)		46,197,130

GOVERNMENTS - SOVEREIGN BONDS – 2.0%
Brazil – 0.4%
Republic of Brazil 8.25%, 1/20/34	4,730	5,912,500

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Croatia – 0.2%
Republic of Croatia 6.75%, 11/05/19(a)	$3,365	$3,487,092

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(a)	3,300	3,489,169

Peru – 0.6%
Republic of Peru 8.375%, 5/03/16	1,995	2,428,912
9.875%, 2/06/15	4,245	5,361,435

		7,790,347

Poland – 0.2%
Poland Government International Bond 6.375%, 7/15/19	2,570	2,778,813

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,493	3,957,964

Total Governments - Sovereign Bonds (cost $24,417,587)		27,415,885

GOVERNMENTS - SOVEREIGN AGENCIES – 1.7%
Germany – 0.4%
Kreditanstalt fuer Wiederaufbau 5.125%, 3/14/16	2,795	3,109,960
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	2,695	2,971,432

		6,081,392

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10	1,335	1,354,950

United Kingdom – 1.2%
The Royal Bank of Scotland PLC 1.45%, 10/20/11(a)	10,450	10,506,200
2.625%, 5/11/12(a)	6,000	6,137,436

		16,643,636

Total Governments - Sovereign Agencies (cost $23,428,819)		24,079,978

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 1.5%
Non-Agency ARMS – 0.7%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.158%, 2/25/36(c)	$3,066	$1,623,532
Series 2006-3, Class 22A1 5.853%, 5/25/36(c)	1,379	668,261
Series 2007-1, Class 21A1 5.554%, 1/25/47(c)	2,071	1,148,578
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.134%, 5/25/35(c)	2,964	2,552,163
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(e)	3,527	2,285,920
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.848%, 5/25/36(c)	1,775	986,657

		9,265,111

Agency Floating Rate – 0.6%
Fannie Mae REMICS Series 2005-72, Class AF 0.529%, 8/25/35(e)	4,227	4,164,094
Federal National Mortgage Association Series 2006-42, Class JF 0.739%, 6/25/36(e)	4,161	4,125,635

		8,289,729

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.481%, 12/25/35(e)	1,305	731,835
Series 2006-OA14, Class 3A1 1.331%, 11/25/46(e)	4,598	1,979,969
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.759%, 2/25/35(e)	2,946	138,905

		2,850,709

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.468%, 5/28/35	392	364,252

Total CMOs (cost $32,309,518)		20,769,801

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 1.4%
Industrial – 1.2%
Basic – 0.3%
United States Steel Corp. 5.65%, 6/01/13	$2,121	$2,151,854
7.00%, 2/01/18	1,260	1,189,603
Westvaco Corp. 8.20%, 1/15/30	670	738,044

		4,079,501

Capital Goods – 0.3%
Masco Corp. 4.80%, 6/15/15	4,795	4,480,079

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	4,535	4,403,235

Technology – 0.3%
Xerox Capital Trust I 8.00%, 2/01/27	4,410	4,354,875

		17,317,690

Financial Institutions – 0.2%
Banking – 0.2%
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,950	1,872,000
RBS Capital Trust III 5.512%, 9/30/14(c)	562	320,340

		2,192,340

Finance – 0.0%
International Lease Finance Corp. 5.65%, 6/01/14	524	444,854

		2,637,194

Total Corporates - Non-Investment Grades (cost $20,321,191)		19,954,884

AGENCIES – 1.2%
Agency Debentures – 1.2%
Federal National Mortgage Association 6.25%, 5/15/29	12,375	14,530,329
6.625%, 11/15/30	1,710	2,096,693

Total Agencies (cost $16,552,523)		16,627,022

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $13,262,578)	$12,696	$13,739,398

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	3,390	3,442,087

Russia – 0.4%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	5,677	6,060,198

Total Quasi-Sovereigns (cost $8,822,456)		9,502,285

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	1,970	1,959,894
International Bank for Reconstruction & Development 9.25%, 7/15/17	2,340	3,195,541

Total Supranationals (cost $5,036,145)		5,155,435

	Shares
SHORT-TERM INVESTMENTS – 9.7%
Investment Companies – 9.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(f) (cost $134,117,320)	134,117,320	134,117,320

Total Investments – 109.9% (cost $1,495,565,187)		1,513,607,253
Other assets less liabilities – (9.9)%		(136,568,017)

Net Assets – 100.0%		$1,377,039,236

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Intermediate Duration Bond Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

Swap Counterparty	Notional Amount (000)	Termination Date	Rate Type		Unrealized Appreciation/ (Depreciation)
			Payments made by the Portfolio	Payments received by the Portfolio
Morgan Stanley	$11,500	9/17/13	3 Month LIBOR	3.565%	$820,957

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro settling 3/25/10	21,777	$29,658,133	$29,651,909	$6,224
New Zealand Dollar settling 3/24/10	4,169	3,065,592	2,907,020	158,572

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $132,452,557 or 9.6% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2010.

(c)	Variable rate coupon, rate shown as of February 28, 2010.

(d)	When-Issued or delayed delivery security.

(e)	Floating Rate Security. Stated interest rate was in effect at February 28, 2010.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $87,313,262.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 28, 2010, the fund’s total exposure to subprime investments was 0.90% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

EUR – Euro Dollar

NZD – New Zealand Dollar

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligation

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 96.7%
United States – 96.7%
U.S. Treasury Inflation Index 1.375%, 1/15/20 (TIPS)	$16,623	$16,495,928
1.625%, 1/15/15-1/15/18 (TIPS)	169,287	176,751,158
1.875%, 7/15/13-7/15/15 (TIPS)	101,962	108,478,208
2.00%, 7/15/14-1/15/16 (TIPS)	89,875	96,117,586
2.00%, 1/15/26 (TIPS)	14,036	14,001,399
2.125%, 1/15/19 (TIPS)	32,641	34,724,203
2.375%, 1/15/17 (TIPS)	60,431	65,680,820
3.00%, 7/15/12 (TIPS)	61,101	66,123,292
3.375%, 1/15/12 (TIPS)	48,601	52,269,245

Total Inflation-Linked Securities (cost $595,481,316)		630,641,839

	Shares
SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(a) (cost $19,813,717)	19,813,717	19,813,717

Total Investments – 99.8% (cost $615,295,033)		650,455,556
Other assets less liabilities – 0.2%		1,565,469

Net Assets – 100.0%		$652,021,025

(a)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 77.2%
Industrial – 54.7%
Basic – 7.6%
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		$1,050	$921,375
Appleton Papers, Inc. 10.50%, 6/15/15(a)		435	402,375
Arch Western Finance LLC 6.75%, 7/01/13		1,470	1,473,675
Boise Paper Holdings LLC 9.00%, 11/01/17(a)		267	275,010
Domtar Corp. 7.125%, 8/15/15		2,500	2,506,250
Evraz Group SA 8.25%, 11/10/15(a)		1,604	1,595,980
8.875%, 4/24/13(a)		200	206,500
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	600,950
8.25%, 5/01/16(a)		375	395,625
Hexion Finance Escrow LLC/Hexion Escrow Corp. 8.875%, 2/01/18(a)		486	464,130
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.75%, 11/15/14(b)		525	446,250
9.75%, 11/15/14		525	496,125
Huntsman International LLC 5.50%, 6/30/16(a)		400	352,000
7.875%, 11/15/14		1,330	1,290,100
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		2,400	1,560,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(c)		630	519,750
Kerling PLC 10.625%, 1/28/17(a)	EUR	885	1,223,136
Kronos International, Inc. 6.50%, 4/15/13		1,275	1,406,244
MacDermid, Inc. 9.50%, 4/15/17(a)		$675	675,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(d)		979	898,008
NewMarket Corp. 7.125%, 12/15/16		615	608,850
NewPage Corp. 10.00%, 5/01/12		1,647	947,025
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		761	525,090

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Novelis, Inc. 7.25%, 2/15/15		$2,190	$2,031,225
Peabody Energy Corp. 5.875%, 4/15/16		900	888,750
7.375%, 11/01/16		545	576,338
Series B 6.875%, 3/15/13		415	420,187
Rhodia SA 3.434%, 10/15/13(a)(b)	EUR	980	1,241,008
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(c)		$650	534,625
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		1,438	1,533,268
Steel Dynamics, Inc. 7.75%, 4/15/16		2,230	2,218,850
Teck Resources Ltd. 9.75%, 5/15/14		1,850	2,183,000
United States Steel Corp. 7.00%, 2/01/18		1,825	1,723,035
Vedanta Resources PLC 8.75%, 1/15/14(a)		1,400	1,477,000
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		900	677,250
Weyerhaeuser Co. 7.375%, 3/15/32		2,485	2,361,970

			37,655,954

Capital Goods – 5.1%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,170	889,200
AMH Holdings, Inc. 11.25%, 3/01/14		1,635	1,618,650
Berry Plastics Holding Corp. 8.875%, 9/15/14		1,260	1,212,750
Bombardier, Inc. 6.30%, 5/01/14(a)		1,515	1,556,663
8.00%, 11/15/14(a)		1,120	1,164,800
Building Materials Corp. Of America 7.00%, 2/15/20(a)		689	689,000
Case New Holland, Inc. 7.125%, 3/01/14		1,490	1,490,000
CNH America LLC 7.25%, 1/15/16		935	932,663
Crown Americas 7.625%, 11/15/13		200	206,000
Goodman Global Group, Inc. Zero Coupon, 12/15/14(a)		1,047	605,951

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	1,284	$1,503,589
Hanson Australia Funding Ltd. 5.25%, 3/15/13		$824	824,096
Hanson Ltd. 6.125%, 8/15/16		706	695,584
L-3 Communications Corp. 5.875%, 1/15/15		1,248	1,252,680
Masco Corp. 6.125%, 10/03/16		920	881,573
Mohawk Industries, Inc. 6.875%, 1/15/16		900	895,500
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		2,530	2,548,975
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,180,000
Pregis Corp. 5.684%, 4/15/13(a)(b)	EUR	500	605,934
RSC Equipment Rental Inc/RSC Holdings III LLC 10.25%, 11/15/19(a)		$900	891,000
Sequa Corp. 11.75%, 12/01/15(a)		1,270	1,244,600
Terex Corp. 8.00%, 11/15/17		786	730,980
United Rentals North America, Inc. 7.75%, 11/15/13		1,575	1,468,687

			25,088,875

Communications - Media – 6.2%
Allbritton Communications Co. 7.75%, 12/15/12		1,771	1,755,504
Cablevision Systems Corp. Series B 8.00%, 4/15/12		1,637	1,724,989
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	650	911,625
Charter Communications Operating LLC 8.00%, 4/30/12(a)		$800	828,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		4,809	2,861,355
5.75%, 1/15/13		716	544,160
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17(a)		175	179,550
CSC Holdings, Inc. 6.75%, 4/15/12		73	75,738
7.625%, 7/15/18		535	549,713
7.875%, 2/15/18		640	667,200

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Echostar DBS Corp. 6.625%, 10/01/14	$970	$972,425
7.125%, 2/01/16	650	651,625
Intelsat Bermuda Ltd. 11.25%, 6/15/16	1,612	1,720,810
11.50%, 2/04/17(d)	797	778,945
Intelsat Corp 9.25%, 6/15/16	1,650	1,707,750
Lamar Media Corp. 6.625%, 8/15/15	2,190	2,091,450
Liberty Media Corp. 5.70%, 5/15/13	545	534,100
LIN Television Corp. 6.50%, 5/15/13	725	686,937
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(e)	630	570,150
Quebecor Media, Inc. 7.75%, 3/15/16	2,455	2,461,137
Rainbow National Services LLC 8.75%, 9/01/12(a)	1,224	1,248,480
10.375%, 9/01/14(a)	473	497,241
RH Donnelley Corp. 12.00%, 1/29/17	338	339,948
Sinclair Television Group, Inc. 9.25%, 11/01/17(a)	160	166,000
Sirius Satellite Radio, Inc. 9.625%, 8/01/13	545	551,813
Univision Communications, Inc. 9.75%, 3/15/15(a)(d)	2,379	2,105,105
Virgin Media Secured Finance PLC 6.50%, 1/15/18(a)	1,500	1,477,500
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	982	61,375
WMG Holdings Corp. 9.50%, 12/15/14	2,096	2,096,000

		30,816,625

Communications - Telecommunications – 4.6%
Cincinnati Bell, Inc. 8.375%, 1/15/14	1,740	1,753,050
Cricket Communications, Inc. 7.75%, 5/15/16	800	813,000
9.375%, 11/01/14	2,085	2,074,575
Crown Castle International Corp. 7.125%, 11/01/19	1,000	1,000,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(c)	$1,966	$255,592
Frontier Communications Corp. 6.25%, 1/15/13	1,901	1,905,752
9.00%, 8/15/31	1,145	1,110,650
Level 3 Financing, Inc. 8.75%, 2/15/17	2,360	2,100,400
9.25%, 11/01/14	1,200	1,137,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	1,558	1,645,560
Qwest Capital Funding, Inc. 7.25%, 2/15/11	1,529	1,593,982
Qwest Communications International, Inc. 7.50%, 2/15/14	350	353,500
Sprint Capital Corp. 6.875%, 11/15/28	1,315	996,113
8.75%, 3/15/32	1,180	1,041,350
Sprint Nextel Corp. 6.00%, 12/01/16	1,000	865,000
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14	740	762,200
VIP Finance (Vimpelcom) 8.375%, 4/30/13(a)	1,560	1,671,072
Windstream Corp. 7.875%, 11/01/17	675	659,813
8.625%, 8/01/16	1,070	1,088,725

		22,827,334

Consumer Cyclical - Automotive – 3.6%
Affinia Group, Inc. 9.00%, 11/30/14	495	483,244
Allison Transmission, Inc. 11.00%, 11/01/15(a)	560	581,000
Ford Motor Credit Co. LLC 3.001%, 1/13/12(b)	2,785	2,610,937
7.00%, 10/01/13	4,474	4,406,299
8.00%, 12/15/16	2,665	2,676,028
Goodyear Tire & Rubber Co./The 8.625%, 12/01/11	550	570,625
9.00%, 7/01/15	2,007	2,069,719
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(f)	1,436	617,480
Navistar International Corp. 8.25%, 11/01/21	1,010	1,025,150
Tenneco, Inc. 8.625%, 11/15/14	1,475	1,449,188

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Visteon Corp. 7.00%, 3/10/14(c)	$1,795	$1,238,550

		17,728,220

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment, Inc. 11.00%, 2/01/16	520	557,700

Consumer Cyclical - Other – 5.7%
Beazer Homes USA, Inc. 8.375%, 4/15/12	1,035	1,019,475
12.00%, 10/15/17(a)	425	473,875
Boyd Gaming Corp. 6.75%, 4/15/14	600	510,750
7.75%, 12/15/12	737	735,158
Broder Brothers Co. 12.00%, 10/15/13(d)(g)	307	236,948
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)	540	437,400
DR Horton, Inc. 6.50%, 4/15/16	1,180	1,162,300
Greektown Holdings LLC 10.75%, 12/01/13(c)(g)	525	31,500
Harrah’s Operating Co., Inc. 5.75%, 10/01/17	514	250,575
6.50%, 6/01/16	1,017	554,265
10.75%, 2/01/16	1,766	1,359,820
11.25%, 6/01/17	750	778,125
Host Hotels & Resorts LP 6.875%, 11/01/14	385	383,075
Series Q 6.75%, 6/01/16	935	920,975
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16	1,355	962,050
10.625%, 10/15/16	500	522,500
KB Home 6.375%, 8/15/11	125	127,187
Levi Strauss & Co. 8.875%, 4/01/16	742	769,825
MGM Mirage 6.625%, 7/15/15	1,222	965,380
7.625%, 1/15/17	2,060	1,637,700
8.375%, 2/01/11	1,024	998,400
Mohegan Tribal Gaming Auth 7.125%, 8/15/14	1,155	854,700
NCL Corp. Ltd. 11.75%, 11/15/16(a)	1,000	1,037,500

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pulte Homes, Inc. 5.25%, 1/15/14	$590	$567,875
Quiksilver, Inc. 6.875%, 4/15/15	650	554,125
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13	2,385	2,367,112
8.75%, 2/02/11	846	877,725
Standard Pacific Corp. 10.75%, 9/15/16	555	578,587
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	2,065	2,132,113
7.875%, 5/01/12	539	578,078
Station Casinos, Inc. 6.625%, 3/15/18(c)	3,610	18,772
William Lyon Homes, Inc. 10.75%, 4/01/13	1,597	1,285,585
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	2,635	2,549,363

		28,238,818

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15	415	339,263

Consumer Cyclical - Retailers – 2.9%
Asbury Automotive Group, Inc. 7.625%, 3/15/17	77	72,669
8.00%, 3/15/14	550	549,313
Autonation, Inc. 2.251%, 4/15/13(b)	175	165,375
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14	1,195	1,072,513
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14	700	712,250
Couche-Tard US/Finance 7.50%, 12/15/13	1,006	1,011,030
Dollar General Corp. 10.625%, 7/15/15	425	465,375
GSC Holdings Corp. 8.00%, 10/01/12	790	813,700
Limited Brands, Inc. 5.25%, 11/01/14	1,028	997,160
6.90%, 7/15/17	1,645	1,595,650
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14	960	962,400
5.90%, 12/01/16	1,495	1,450,150

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michaels Stores, Inc. 10.00%, 11/01/14	$345	$350,175
11.375%, 11/01/16	565	567,825
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(d)	619	609,824
Rite Aid Corp. 6.875%, 8/15/13	2,080	1,783,600
9.50%, 6/15/17	445	368,237
Toys R US, Inc. 7.375%, 10/15/18	900	846,000

		14,393,246

Consumer Non-Cyclical – 5.7%
ACCO Brands Corp. 7.625%, 8/15/15	1,000	917,500
10.625%, 3/15/15(a)	760	826,120
Aramark Corp. 8.50%, 2/01/15	1,710	1,727,100
Bausch & Lomb, Inc. 9.875%, 11/01/15	390	399,750
Biomet, Inc. 11.625%, 10/15/17	520	574,600
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	1,866	1,768,005
Community Health Systems, Inc. 8.875%, 7/15/15	891	922,185
DaVita, Inc. 6.625%, 3/15/13	950	952,375
7.25%, 3/15/15	719	721,696
Dean Foods Co. 7.00%, 6/01/16	921	874,950
Del Monte Corp. 6.75%, 2/15/15	395	402,900
DJO Finance LLC / DJO Finance Corp. 10.875%, 11/15/14	520	556,400
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14	670	710,200
HCA, Inc. 6.375%, 1/15/15	3,348	3,147,120
6.50%, 2/15/16	1,520	1,417,400
6.75%, 7/15/13	1,150	1,135,625
9.625%, 11/15/16(d)	2,803	2,999,210
Healthsouth Corp. 10.75%, 6/15/16	980	1,058,400
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14	424	428,240
Jarden Corp. 7.50%, 1/15/20	780	781,950

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Albertsons, Inc. 7.45%, 8/01/29	$1,220	$1,030,900
Select Medical Corp. 7.625%, 2/01/15	1,015	954,100
Stater Brothers Holdings 8.125%, 6/15/12	594	596,970
Sun Healthcare Group, Inc. 9.125%, 4/15/15	750	761,250
Universal Hospital Services, Inc. 3.859%, 6/01/15(b)	895	756,275
Viant Holdings, Inc. 10.125%, 7/15/17(a)	567	552,825
Visant Corp. 7.625%, 10/01/12	883	887,415

		27,861,461

Energy – 5.8%
Antero Resources Finance Corp. 9.375%, 12/01/17(a)	495	499,950
Chaparral Energy, Inc. 8.875%, 2/01/17	900	735,750
Chesapeake Energy Corp. 6.50%, 8/15/17	2,350	2,232,500
6.625%, 1/15/16	2,995	2,890,175
6.875%, 1/15/16	270	265,613
7.50%, 9/15/13	805	817,075
CIE Generale De Geophysique 7.50%, 5/15/15	1,285	1,259,300
7.75%, 5/15/17	195	191,100
Complete Production Services, Inc. 8.00%, 12/15/16	1,325	1,288,562
Denbury Resources, Inc. 8.25%, 2/15/20	95	98,325
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13	1,010	1,017,575
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)	114	113,430
Forest Oil Corp. 7.25%, 6/15/19	1,915	1,876,700
Hercules Offshore, Inc. 10.50%, 10/15/17(a)	915	910,425
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)	1,425	1,385,812
Mariner Energy, Inc. 11.75%, 6/30/16	361	402,515
Newfield Exploration Co. 7.125%, 5/15/18	1,135	1,135,000

114	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

OPTI Canada, Inc. 8.25%, 12/15/14		$1,588	$1,413,320
PetroHawk Energy Corp. 9.125%, 7/15/13		1,206	1,254,240
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	953,270
Plains Exploration & Production Co. 7.75%, 6/15/15		2,015	2,032,631
Pride International, Inc. 7.375%, 7/15/14		634	651,435
Range Resources Corp. 7.50%, 5/15/16		940	961,150
Sandridge Energy, Inc. 8.75%, 1/15/20(a)		525	514,500
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,081,375
Tesoro Corp. 6.25%, 11/01/12		680	675,750
6.50%, 6/01/17		2,260	2,028,350

			28,685,828

Other Industrial – 0.6%
Neenah Foundary Co. 9.50%, 1/01/17(c)		1,350	688,500
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		455	460,688
11.75%, 8/01/16		365	379,600
Sensus Metering Systems, Inc. 8.625%, 12/15/13		655	651,725
Yioula Glassworks SA 9.00%, 12/01/15(g)	EUR	900	667,889

			2,848,402

Services – 1.7%
Realogy Corp. 10.50%, 4/15/14		$895	747,325
12.375%, 4/15/15		1,605	1,099,425
Service Corp. International 6.75%, 4/01/16		2,000	1,960,000
The ServiceMaster Co. 10.75%, 7/15/15(a)(d)		1,760	1,804,000
Ticketmaster Entertainment, Inc. 10.75%, 8/01/16		940	1,034,000
Travelport LLC 9.875%, 9/01/14		1,135	1,160,537
West Corp. 9.50%, 10/15/14		750	744,375

			8,549,662

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 3.6%
Advanced Micro Devices, Inc. 8.125%, 12/15/17(a)	$202	$204,525
Amkor Technology, Inc. 9.25%, 6/01/16	860	887,950
Ceridian Corp. 11.25%, 11/15/15	450	430,875
First Data Corp. 9.875%, 9/24/15	2,856	2,470,440
11.25%, 3/31/16	1,100	902,000
Flextronics International Ltd. 6.50%, 5/15/13	418	427,405
Freescale Semiconductor, Inc. 8.875%, 12/15/14	2,380	2,112,250
10.125%, 12/15/16	1,200	936,000
Iron Mountain, Inc. 6.625%, 1/01/16	1,360	1,339,600
7.75%, 1/15/15	450	453,375
Lucent Technologies, Inc. 6.45%, 3/15/29	1,260	894,600
NXP BV / NXP Funding LLC 3.001%, 10/15/13(b)	1,000	847,500
9.50%, 10/15/15	920	800,400
Sanmina Corp. 8.125%, 3/01/16	500	492,500
Seagate Technology HDD Holding 6.375%, 10/01/11	1,753	1,805,590
Serena Software, Inc. 10.375%, 3/15/16	875	840,000
Sungard Data Systems, Inc. 9.125%, 8/15/13	1,012	1,036,035
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)	675	636,187

		17,517,232

Transportation - Airlines – 0.6%
AMR Corp. 9.00%, 8/01/12	1,570	1,342,350
Continental Airlines, Inc. 8.75%, 12/01/11	1,330	1,303,400
Series RJO3
7.875%, 7/02/18	492	438,040

		3,083,790

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14	1,300	1,309,750

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Transportation - Services – 0.5%
Avis Budget Car Rental 7.75%, 5/15/16		$1,660	$1,498,150
Hertz Corp. 8.875%, 1/01/14		1,145	1,162,175

			2,660,325

			270,162,485

Financial Institutions – 12.0%
Banking – 3.8%
ABN Amro Bank NV 4.31%, 3/10/16(h)	EUR	1,805	1,523,823
BOI Capital Funding No. 3 6.107%, 2/04/16(a)(h)		$3,403	1,939,710
Dexia Credit Local 4.30%, 11/18/15(c)(h)	EUR	2,250	1,700,361
HBOS Capital Funding LP 6.071%, 6/30/14(a)(h)		$2,700	1,971,000
HT1 Funding GMBH 6.352%, 6/30/17(h)	EUR	825	716,143
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		$3,125	2,437,500
Northern Rock PLC 5.60%, 4/30/14(a)(h)	GBP	3,620	434,400
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(h)		$2,715	1,791,900
Series U
7.64%, 9/29/17(h)		2,600	1,599,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	1,000	1,354,842
Swedbank 5.75%, 3/17/16(h)	GBP	1,350	1,523,274
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,284	1,188,884
Zions Bancorporation 5.50%, 11/16/15		$665	569,388
6.00%, 9/15/15		220	190,134

			18,940,359

Brokerage – 0.8%
E*Trade Financial Corp. 7.375%, 9/15/13		1,925	1,828,750
Lehman Brothers Holdings Inc 5.625%, 1/24/13(c)		5,500	1,258,125
Nuveen Investments, Inc. 10.50%, 11/15/15		900	814,500

			3,901,375

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 3.9%
American General Finance Corp. 6.90%, 12/15/17	$1,930	$1,384,294
Capmark Financial Group, Inc. 5.875%, 5/10/12(c)	3,666	1,033,845
CIT Group, Inc. 6.10%, 3/15/67	3,465	0
7.00%, 5/01/13-5/01/17	1,615	1,457,791
Series .
7.00%, 5/01/16	538	476,288
GMAC, Inc. 6.875%, 9/15/11	2,435	2,435,000
8.00%, 11/01/31	1,332	1,228,770
Series 8
6.75%, 12/01/14	1,657	1,582,435
International Lease Finance Corp. 6.375%, 3/25/13	2,465	2,171,064
iStar Financial, Inc. 10.00%, 6/15/14(a)	1,500	1,432,500
Series B
5.125%, 4/01/11	2,325	1,883,250
Residential Capital LLC 8.375%, 6/30/10	1,625	1,568,125
9.625%, 5/15/15	2,945	2,849,287

		19,502,649

Insurance – 2.9%
AGFC Capital Trust I 6.00%, 1/15/67(a)(h)	4,745	2,206,425
American International Group, Inc. 6.25%, 3/15/37	2,711	1,518,160
8.175%, 5/15/58(h)	2,325	1,569,375
Crum & Forster Holdings Corp. 7.75%, 5/01/17	760	748,600
Genworth Financial, Inc. 6.15%, 11/15/66(h)	1,945	1,346,912
ING Capital Funding Trust III 8.439%, 12/31/10(h)	1,294	1,171,070
ING Groep NV 5.775%, 12/08/15(h)	1,291	1,006,597
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	1,645	1,406,475
MBIA Insurance Corp. 14.00%, 1/15/33(a)(h)	3,315	1,558,050
XL Capital Ltd. Series E 6.50%, 4/15/17(h)	2,100	1,645,980

		14,177,644

118	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.6%
Aiful Corp. 6.00%, 12/12/11(a)	$3,141	$2,359,676
iPayment, Inc. 9.75%, 5/15/14	675	588,938

		2,948,614

		59,470,641

Utility – 6.3%
Electric – 5.1%
The AES Corp. 7.75%, 3/01/14	1,430	1,431,788
8.00%, 10/15/17	1,240	1,232,250
8.75%, 5/15/13(a)	140	142,450
CMS Energy Corp. 6.25%, 2/01/20	1,000	978,803
Dynegy Holdings, Inc. 7.75%, 6/01/19	2,360	1,852,600
8.375%, 5/01/16	980	857,500
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10	44	43,870
Series B
7.67%, 11/08/16	1,222	1,179,230
Edison Mission Energy 7.00%, 5/15/17	3,840	2,812,800
7.50%, 6/15/13	360	333,000
7.75%, 6/15/16	1,695	1,356,000
Energy Future Holdings Corp. 10.875%, 11/01/17	1,545	1,170,338
Mirant Americas Generation LLC 8.50%, 10/01/21	2,325	2,173,875
NRG Energy, Inc. 7.25%, 2/01/14	420	423,150
7.375%, 2/01/16-1/15/17	2,955	2,909,656
RRI Energy, Inc. 7.625%, 6/15/14	765	730,575
7.875%, 6/15/17	840	785,400
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15	2,151	1,607,657
TXU Corp. Series P 5.55%, 11/15/14	1,957	1,428,187
Series Q
6.50%, 11/15/24	3,106	1,559,004

		25,008,133

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Natural Gas – 1.2%
El Paso Corp. Series G 7.375%, 12/15/12		$745	$785,101
7.75%, 1/15/32		855	826,130
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(h)		1,620	1,638,225
Kinder Morgan Finance Co. 5.70%, 1/05/16		1,765	1,716,462
Regency Energy Partners 8.375%, 12/15/13		1,089	1,118,948

			6,084,866

			31,092,999

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)		15,660	16,657,542
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)		3,881	4,069,980

			20,727,522

Total Corporates - Non-Investment Grades (cost $360,800,170)			381,453,647

CORPORATES - INVESTMENT GRADES – 11.3%
Financial Institutions – 5.1%
Banking – 3.8%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	769	1,126,948
American Express Co. 6.80%, 9/01/66(h)		$900	846,000
Barclays Bank PLC 4.75%, 3/15/20(h)	EUR	520	458,609
5.926%, 12/15/16(a)(h)		$1,300	1,066,000
BBVA International Preferred SA Unipersonal 3.798%, 9/22/15(h)	EUR	750	875,711
5.919%, 4/18/17		$640	512,240
The Bear Stearns Co., Inc. 5.55%, 1/22/17		935	971,025
Capital One Financial Corp. 6.75%, 9/15/17		663	727,770
Citigroup, Inc. 5.50%, 4/11/13		400	418,698
Countrywide Financial Corp. 5.80%, 6/07/12		515	548,442
6.25%, 5/15/16		1,221	1,246,280

120	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11		$56	$57,679
Fifth Third Bancorp 6.25%, 5/01/13		475	510,054
Financial Security Assurance Holdings Ltd. 6.40%, 12/15/66(a)(h)		1,400	966,000
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		1,565	1,537,611
National Capital Trust II 5.486%, 3/23/15(a)(h)		647	566,643
Societe Generale 4.196%, 1/26/15(h)	EUR	1,350	1,465,987
UBS AG/Jersey 4.28%, 4/15/15(h)		1,600	1,683,000
Wachovia Bank 6.75%, 5/25/17	AUD	2,050	1,589,474
Zions Bancorporation 7.75%, 9/23/14		$1,480	1,423,477

			18,597,648

Finance – 0.1%
SLM Corp. 5.125%, 8/27/12		255	248,999
Series A
5.00%, 10/01/13		400	374,644

			623,643

Insurance – 1.2%
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		952	666,400
Coventry Health Care, Inc. 5.875%, 1/15/12		683	700,916
5.95%, 3/15/17		60	56,847
6.125%, 1/15/15		30	29,916
6.30%, 8/15/14		185	188,648
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	464,833
MetLife, Inc. 10.75%, 8/01/39		695	856,432
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,075	1,197,575
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24(h)	AUD	1,000	738,997
XL Capital Finance Europe PLC 6.50%, 1/15/12		$1,000	1,058,810

			5,959,374

			25,180,665

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial – 4.7%
Basic – 0.7%
ArcelorMittal USA, Inc. 6.50%, 4/15/14	$581	$632,377
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	1,235	1,339,975
The Mosaic Co. 7.625%, 12/01/16(a)	1,375	1,501,238

		3,473,590

Capital Goods – 0.7%
Allied Waste North America, Inc. Series B 7.125%, 5/15/16	553	597,240
Owens Corning, Inc. 6.50%, 12/01/16	710	729,870
7.00%, 12/01/36	1,555	1,521,686
Tyco International Finance SA 8.50%, 1/15/19	700	877,514

		3,726,310

Communications - Media – 0.2%
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 6.375%, 6/15/15	811	838,371

Communications - Telecommunications – 0.7%
Alltel Corp. 7.875%, 7/01/32	450	541,651
American Tower Corp. 7.00%, 10/15/17	310	345,650
Qwest Corp. 6.50%, 6/01/17	770	774,812
6.875%, 9/15/33	2,240	2,055,200

		3,717,313

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15	1,443	1,384,983

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.302%, 6/01/37(h)	1,000	915,000

Consumer Non-Cyclical – 0.6%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	580	618,326
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13	1,245	1,368,926

122	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17	$832	$832,000

		2,819,252

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15	856	873,454
TNK-BP Finance SA 7.25%, 2/02/20(a)	204	202,470

		1,075,924

Other Industrial – 0.3%
Noble Group Ltd. 6.625%, 3/17/15(a)	1,400	1,457,407

Services – 0.2%
Expedia, Inc. 8.50%, 7/01/16	1,070	1,171,650

Technology – 0.6%
Computer Sciences Corp. 5.50%, 3/15/13	600	650,548
Motorola, Inc. 7.50%, 5/15/25	1,470	1,569,371
Xerox Corp. 6.40%, 3/15/16	535	591,358

		2,811,277

		23,391,077

Utility – 1.2%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(a)	830	923,822
Aquila, Inc. 11.875%, 7/01/12	596	696,125
Oncor Electric Delivery Co. 5.95%, 9/01/13	490	537,258
6.80%, 9/01/18	640	719,268
Sierra Pacific Power Co. Series M 6.00%, 5/15/16	440	482,982
Teco Finance, Inc. 6.572%, 11/01/17	500	531,715
7.00%, 5/01/12	722	784,077

		4,675,247

Natural Gas – 0.2%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28	570	608,130

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Williams Co., Inc. 7.875%, 9/01/21	$470	$575,788

		1,183,918

		5,859,165

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)	1,200	1,297,500

Total Corporates - Investment Grades (cost $48,141,569)		55,728,407

BANK LOANS – 1.8%
Industrial – 1.4%
Basic – 0.3%
Lyondell Chemical Company 3.73%, 12/20/13(b)	475	332,149
3.98%, 12/22/14(b)	289	202,071
7.00%, 12/22/14(b)	1,253	876,840

		1,411,060

Capital Goods – 0.2%
Hawker Beechcraft Acquisition Co. LLC 10.50%, 3/26/14(b)	1,247	1,150,242

Consumer Cyclical - Other – 0.4%
Las Vegas Sands LLC 2.01%, 5/23/14(b)	2,444	2,140,091

Energy – 0.5%
Ashmore Energy International 3.23%, 3/30/12(b)	250	226,708
3.25%, 3/30/14(b)	2,123	1,928,103

		2,154,811

		6,856,204

Financial Institutions – 0.4%
Finance – 0.4%
CIT Group, Inc. 13.00%, 1/20/12(b)	1,782	1,837,046

Total Bank Loans (cost $6,745,115)		8,693,250

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.8%
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	2,375	2,219,314

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		$1,100	$964,354
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,761,203
Series 2007-LD11, Class A4 5.818%, 6/15/49		2,000	1,832,189
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	1,870,115

Total Commercial Mortgage-Backed Securities (cost $8,413,922)			8,647,175

EMERGING MARKETS - CORPORATE BONDS – 1.1%
Industrial – 1.1%
Capital Goods – 0.0%
Reynolds Group Escrow 7.75%, 10/15/16(a)		118	119,475

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(a)		1,128	1,195,680

Consumer Cyclical - Retailers – 0.3%
Edcon Holdings Proprietary Ltd. 6.214%, 6/15/15(a)(b)	EUR	1,800	1,397,053

Consumer Non-Cyclical – 0.3%
Foodcorp Ltd. 8.875%, 6/15/12(a)		1,128	1,537,862

Other Industrial – 0.3%
New Reclamation Group 8.125%, 2/01/13(a)		689	703,304
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		450	594,360

			1,297,664

Total Emerging Markets - Corporate Bonds (cost $4,925,968)			5,547,734

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		$400	$438,000
9.125%, 7/02/18(a)		950	1,078,250

			1,516,250

Russia – 0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		1,455	1,447,725

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17		2,250	1,366,875

Total Quasi-Sovereigns (cost $3,198,050)			4,330,850

GOVERNMENTS - TREASURIES – 0.8%
Brazil – 0.8%
Republic of Brazil 12.50%, 1/05/16 (cost $3,560,844)	BRL	5,800	3,741,058

EMERGING MARKETS - SOVEREIGNS – 0.6%
Argentina – 0.3%
Argentina Bonos 7.00%, 10/03/15		$2,100	1,517,950

Ukraine – 0.3%
Government of Ukraine 6.75%, 11/14/17(a)		930	798,033
6.875%, 3/04/11(a)		700	687,750

Total Emerging Markets - Sovereigns (cost $2,483,411)			3,003,733

	Shares
COMMON STOCK – 0.6%
Broder Brothers Co.(i)(j)		28,873	0
Charter Communications, Inc.(i)		11,716	348,551
CIT Group, Inc.(i)		32,389	1,179,931
Dex One Corp.(i)		46,336	1,380,813

Total Common Stock (cost $12,374,265)			2,909,295

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

PREFERRED STOCKS – 0.4%
Financial Institutions – 0.4%
Finance – 0.2%
GMAC, Inc. 7.00%(a)	1,687	$1,194,027

REITS – 0.2%
Sovereign REIT 12.00%(a)	624	711,360

		1,905,387

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(h)	36,525	41,638
Federal National Mortgage Association 8.25%(h)	54,625	58,995

		100,633

Total Preferred Stocks (cost $3,520,973)		2,006,020

	Principal Amount (000)
CMOS – 0.2%
Non-Agency ARMS – 0.2%
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1 5.798%, 11/25/37 (cost $1,111,286)	$1,797	1,166,382

	Shares
WARRANTS – 0.0%
Warrants – 0.0%
Charter Communications, Inc., expiring 11/30/14(i) (cost $46,050)	23,024	120,876

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(k) (cost $4,612,120)	4,612,120	4,612,120

Total Investments – 97.6% (cost $459,933,743)		481,960,547
Other assets less liabilities – 2.4%		11,984,760

Net Assets – 100.0%		$493,945,307

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Notes C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 28, 2010	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Morgan Stanley Capital Services Inc.:
Residential Capital, LLC
6.50%, 4/17/13, 6/30/10*	(5.00)%	11.807%	$1,625	$21,337	$135,229	$(113,892)
XL Capital LTD
5.25%, 9/15/14, 3/20/12*	(5.00)	0.779	1,260	(121,226)	86,777	(208,003)

*	Termination date.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
British Pound settling 3/17/10	575	$914,629	$876,370	$38,259
Euro settling 3/25/10	11,081	15,599,539	15,088,082	511,457
Euro settling 3/25/10	404	568,289	549,645	18,644
Euro settling 3/25/10	281	387,323	383,104	4,219

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $105,586,184 or 21.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2010.

(c)	Security is in default and is non-income producing.

(d)	Pay-In-Kind Payments (PIK).

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Illiquid security.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.2% of net assets as of February 28, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co.
12.00%, 10/15/13	8/5/2005	$587,252	$236,948	0.05%
Greektown Holdings LLC
10.75%, 12/01/13	11/22/2005	499,357	31,500	0.01%
Yioula Glassworks SA
9.00%, 12/01/15	6/9/2009	525,447	667,890	0.14%

(h)	Variable rate coupon, rate shown as of February 28, 2010.

(i)	Non-income producing security.

(j)	Fair valued.

(k)	Investment in affiliated money market mutual fund. The rate represents the 7-day yield as of period end.

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

EUR – Euro Dollar

GBP – Great British Pound

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High Yield Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2010 (unaudited)

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,017,437,693, $1,779,371,020 and $824,971,275, respectively)	$2,134,555,612		$2,159,715,776		$979,851,206
Affiliated issuers (cost $57,915,741, $21,820,040 and $20,192,200, respectively)	57,915,741		21,820,040		20,192,200
Foreign currencies, at value (cost $0, $0 and $6,747,464, respectively)	– 0	–	– 0	–	6,760,657
Receivable for investment securities sold and foreign currency transactions	5,609,523		21,385,786		12,945,143
Dividends receivable	4,983,052		2,428,361		1,089,106
Receivable for shares of beneficial interest sold	3,638		20,763		– 0	–
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	4,705,209

Total assets	2,203,067,566		2,205,370,726		1,025,543,521

Liabilities
Payable for investment securities purchased and foreign currency transactions	6,909,931		20,193,030		7,715,856
Payable for shares of beneficial interest redeemed	627,453		97,992		35,954
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	6,225,986
Accrued expenses	83,469		62,311		84,715

Total liabilities	7,620,853		20,353,333		14,062,511

Net Assets	$2,195,446,713		$2,185,017,393		$1,011,481,010

Composition of Net Assets
Paid-in capital	$2,953,145,061		$2,413,944,224		$1,352,754,054
Undistributed/(distributions in excess of) net investment income	6,445,658		3,467,315		(27,719,834)
Accumulated net realized loss on investment and foreign currency transactions	(881,261,925)		(612,738,902)		(466,900,462)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	117,117,919		380,344,756		153,347,252

Net Assets	$2,195,446,713		$2,185,017,393		$1,011,481,010

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	283,031,673		219,742,192		123,947,372

Net Asset Value	$7.76		$9.94		$8.16

See notes to financial statements.

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Value		International Growth		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,062,958,477, $965,603,968 and $512,638,947, respectively)	$1,061,602,307		$1,080,843,138		$585,323,496
Affiliated issuers (cost $29,768,403, $15,900,281 and $0, respectively)	29,768,403		15,900,281		– 0	–
Cash(a)	953,828		– 0	–	– 0	–
Foreign currencies, at value (cost $10,794,335, $9,508,054 and $0, respectively)	10,795,157		9,536,285		– 0	–
Receivable for investment securities sold and foreign currency transactions	6,928,310		10,767		4,319,068
Unrealized appreciation of forward currency exchange contracts	4,604,087		23,203,787		– 0	–
Dividends receivable	2,893,269		1,615,098		422,788
Receivable for shares of beneficial interest sold	969,281		576,090		2,206
Receivable for variation margin on futures contracts	103,232		– 0	–	– 0	–

Total assets	1,118,617,874		1,131,685,446		590,067,558

Liabilities
Due to custodian	– 0	–	– 0	–	3,377,377
Payable for investment securities purchased	12,132,948		4,622,725		813,741
Unrealized depreciation of forward currency exchange contracts	436,992		15,271,677		– 0	–
Payable for shares of beneficial interest redeemed	– 0	–	– 0	–	450,733
Accrued expenses and other liabilities	66,144		270,765		55,242

Total liabilities	12,636,084		20,165,167		4,697,093

Net Assets	$1,105,981,790		$1,111,520,279		$585,370,465

Composition of Net Assets
Paid-in capital	$1,512,718,778		$1,434,196,129		$643,561,870
Undistributed/(distributions in excess of) net investment income	(5,409,083)		(17,773,638)		3,543,171
Accumulated net realized loss on investment and foreign currency transactions	(403,862,830)		(427,952,848)		(134,419,125)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,534,925		123,050,636		72,684,549

Net Assets	$1,105,981,790		$1,111,520,279		$585,370,465

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	146,479,802		131,775,533		60,924,703

Net Asset Value	$7.55		$8.43		$9.61

(a)	An amount of $953,828 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2010 for the International Value Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Short Duration Bond		Intermediate Duration Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $475,814,533, $1,291,836,633 and $1,361,447,867, respectively)	$579,908,489		$1,245,607,213		$1,379,489,933
Affiliated issuers (cost $5,761,846, $25,106,124 and $134,117,320, respectively)	5,761,846		25,106,124		134,117,320
Cash(a)	– 0	–	1,610,211		– 0	–
Receivable for investment securities sold	6,332,058		13,061,730		9,979,817
Dividends and interest receivable	35,780		7,948,124		13,059,375
Receivable for shares of beneficial interest sold	8,436		5,598		– 0	–
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	164,796
Unrealized appreciation on interest rate swap contracts	– 0	–	– 0	–	820,957
Other asset (see Note E)	– 0	–	– 0	–	574,439

Total assets	592,046,609		1,293,339,000		1,538,206,637

Liabilities
Payable for investment securities purchased	7,780,527		24,521,271		85,680,044
Payable for shares of beneficial interest redeemed	412,518		1,106,958		1,793,334
Payable for variation margin on futures contracts	– 0	–	308,221		– 0	–
Interest expense payable	– 0	–	33,229		116,499
TALF loan payable	– 0	–	57,985,899		73,495,103
Accrued expenses	56,051		62,898		82,421

Total liabilities	8,249,096		84,018,476		161,167,401

Net Assets	$583,797,513		$1,209,320,524		$1,377,039,236

Composition of Net Assets
Paid-in capital	$605,523,574		$1,284,630,566		$1,372,834,199
Undistributed net investment income	830,746		3,676,434		3,516,813
Accumulated net realized loss on investment and foreign currency transactions	(126,650,763)		(31,555,383)		(18,337,215)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	104,093,956		(47,431,093)		19,025,439

Net Assets	$583,797,513		$1,209,320,524		$1,377,039,236

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	50,936,181		127,665,068		133,689,941

Net Asset Value	$11.46		$9.47		$10.30

(a)	An amount of $1,016,280 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2010 for the Short Duration Bond Portfolio.

See notes to financial statements.

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Inflation Protected Securities		High-Yield
Assets
Investments in securities, at value
Unaffiliated issuers (cost $595,481,316 and $455,321,623, respectively)	$630,641,839		$477,348,427
Affiliated issuers (cost $19,813,717 and $4,612,120, respectively)	19,813,717		4,612,120
Cash	– 0	–	213
Foreign currencies, at value (cost $0 and $207,558, respectively)	– 0	–	204,027
Dividends and interest receivable	1,563,179		9,900,051
Receivable for shares of beneficial interest sold	118,974		– 0	–
Receivable for investment securities sold	– 0	–	1,666,152
Unrealized appreciation of forward currency exchange contracts	– 0	–	572,579
Premium paid on credit default swap contracts	– 0	–	222,006

Total assets	652,137,709		494,525,575

Liabilities
Payable for shares of beneficial interest redeemed	60,653		163,177
Audit fee payable	22,729		23,488
Legal fee payable	14,896		13,791
Custody fee payable	7,453		7,502
Unrealized depreciation on credit default swap contracts	– 0	–	321,895
Accrued expenses and other liabilities	10,953		50,415	(a)

Total liabilities	116,684		580,268

Net Assets	$652,021,025		$493,945,307

Composition of Net Assets
Paid-in capital	$620,193,298		$535,935,177
Undistributed net investment income	1,133,342		4,401,539
Accumulated net realized loss on investment and foreign currency transactions	(4,466,138)		(68,631,756)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	35,160,523		22,240,347

Net Assets	$652,021,025		$493,945,307

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	63,308,708		51,320,472

Net Asset Value	$10.30		$9.62

(a)	Includes an amount of $40,379 owed to Lehman Brothers resulting from the termination of credit default swap and interest rate swap contracts subsequent to its bankruptcy filing on September 15, 2008.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (unaudited)

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $150,664 and $1,201,452, respectively)	$23,863,987		$11,969,602		$14,904,401
Affiliated issuers	23,568		3,573		4,804
Interest	– 0	–	– 0	–	2,895

Total income	23,887,555		11,973,175		14,912,100

Expenses
Custodian	82,796		82,182		102,527
Audit	20,159		20,892		35,893
Legal	17,157		17,665		16,895
Printing	3,803		3,095		1,438
Registration fees	3,458		1,321		1,847
Trustees’ fees	2,224		2,172		2,332
Miscellaneous	23,552		16,154		33,095

Total expenses	153,149		143,481		194,027

Net investment income	23,734,406		11,829,694		14,718,073

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(860,124)		54,956,073		1,234,742
Foreign currency transactions	437		182		7,985,059
Net change in unrealized appreciation/depreciation of:
Investments	160,237,481		102,409,959		53,750,053
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(3,329,662)

Net gain on investment and foreign currency transactions	159,377,794		157,366,214		59,640,192

Net Increase in Net Assets from Operations	$183,112,200		$169,195,908		$74,358,265

See notes to financial statements.

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	International Value	International Growth		Small-Mid Cap Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $642,959, $558,155 and $0, respectively)	$10,014,011	$6,844,558		$3,417,823
Affiliated issuers	9,219	7,681		2,740
Interest	2,455	1,889		– 0	–

Total income	10,025,685	6,854,128		3,420,563

Expenses
Custodian	125,393	108,942		54,083
Audit	24,609	25,440		20,139
Legal	16,466	15,042		16,427
Registration fees	4,450	6,255		4,072
Trustees’ fees	2,125	2,213		2,277
Printing	1,644	1,629		838
Miscellaneous	13,502	25,749		5,951

Total expenses	188,189	185,270		103,787

Net investment income	9,837,496	6,668,858		3,316,776

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(26,742,255)	35,590,969	(a)	12,386,988
Futures contracts	739,202	– 0	–	– 0	–
Foreign currency transactions	11,079,952	19,803,325		– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	18,419,597	15,924,451	(b)	86,197,596
Futures contracts	(910,411)	– 0	–	– 0	–
Foreign currency denominated assets and liabilities	2,224,461	(2,684,627)		– 0	–

Net gain on investment and foreign currency transactions	4,810,546	68,634,118		98,584,584

Net Increase in Net Assets from Operations	$14,648,042	$75,302,976		$101,901,360

(a)	Net of foreign capital gains taxes of $151,050.

(b)	Net of increase in accrued foreign capital gains taxes of $150,352.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

Statement of Operations

	Small-Mid Cap Growth		Short Duration Bond			Intermediate Duration Bond
Investment Income
Dividends
Unaffiliated issuers	$1,074,021		$	– 0	–	$	– 0	–
Affiliated issuers	3,036			14,426			55,435
Interest	– 0	–		19,540,687			31,700,012

Total income	1,077,057			19,555,113			31,755,447

Expenses
Custodian	55,564			91,352			102,316
Audit	19,364			22,813			22,679
Legal	17,058			18,693			24,412
Trustees’ fees	2,327			2,490			2,322
Registration fees	1,148			1,267			676
Printing	992			1,665			972
Miscellaneous	7,092			10,641			9,974

Total expenses	103,545			148,921			163,351
TALF administrative fee	– 0	–		40,110			44,525
Interest expense	– 0	–		881,369			1,264,136

Net expenses	103,545			1,070,400			1,472,012

Net investment income	973,512			18,484,713			30,283,435

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	39,424,653			7,013,156			4,068,432
Futures contracts	– 0	–		(451,176)			– 0	–
Swap contracts	– 0	–		– 0	–		178,403
Foreign currency transactions	– 0	–		– 0	–		(274,936)
Net change in unrealized appreciation/depreciation of:
Investments	28,578,640			20,327,080			38,798,179
Futures contracts	– 0	–		(700,400)			– 0	–
Swap contracts	– 0	–		– 0	–		141,011
Foreign currency denominated assets and liabilities	– 0	–		– 0	–		563,299

Net gain on investment and foreign currency transactions	68,003,293			26,188,660			43,474,388

Net Increase in Net Assets from Operations	$68,976,805			$44,673,373			$73,757,823

See notes to financial statements.

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Inflation Protected Securities		High-Yield
Investment Income
Interest	$6,777,700		$23,635,353
Dividends
Affiliated issuers	5,924		1,322
Unaffiliated issuers	– 0	–	95,844

Total income	6,783,624		23,732,519

Expenses
Custodian	49,795		75,949
Audit	21,629		24,484
Legal	17,992		17,421
Trustees’ fees	2,312		2,172
Printing	1,362		481
Registration fees	1,282		225
Miscellaneous	6,381		7,328

Total expenses	100,753		128,060

Net investment income	6,682,871		23,604,459

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	389,556		(2,663,668)
Swap contracts	– 0	–	(72,926)
Foreign currency transactions	– 0	–	193,622
Net change in unrealized appreciation/depreciation of:
Investments	23,985,718		62,559,282
Swap contracts	– 0	–	(124,103)
Foreign currency denominated assets and liabilities	– 0	–	912,967

Net gain on investment and foreign currency transactions	24,375,274		60,805,174

Net Increase in Net Assets from Operations	$31,058,145		$84,409,633

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,734,406		$59,755,580
Net realized loss on investment and foreign currency transactions	(859,687)		(864,352,662)
Net change in unrealized appreciation/depreciation of investments	160,237,481		353,364,527

Net increase (decrease) in net assets from operations	183,112,200		(451,232,555)
Dividends and Distributions to Shareholders from
Net investment income	(27,091,719)		(64,192,908)
Net realized gain on investment transactions	– 0	–	(275,483)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(52,037,459)		86,221,814

Total increase (decrease)	103,983,022		(429,479,132)
Net Assets
Beginning of period	2,091,463,691		2,520,942,823

End of period (including undistributed net investment income of $6,445,658 and $9,802,971, respectively)	$2,195,446,713		$2,091,463,691

See notes to financial statements.

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,829,694	$25,891,772
Net realized gain (loss) on investment and foreign currency transactions	54,956,255	(489,849,357)
Net change in unrealized appreciation/depreciation of investments	102,409,959	58,152,729

Net increase (decrease) in net assets from operations	169,195,908	(405,804,856)
Dividends to Shareholders from
Net investment income	(12,634,517)	(23,934,284)
Transactions in Shares of Beneficial Interest
Net decrease	(49,411,411)	(24,662,726)

Total increase (decrease)	107,149,980	(454,401,866)
Net Assets
Beginning of period	2,077,867,413	2,532,269,279

End of period (including undistributed net investment income of $3,467,315 and $4,272,138, respectively)	$2,185,017,393	$2,077,867,413

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

Statement of Changes in Net Assets

	Global Real Estate Investment
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,718,073	$39,319,146
Net realized gain (loss) on investment and foreign currency transactions	9,219,801	(415,710,175)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	50,420,391	205,328,781

Net increase (decrease) in net assets from operations	74,358,265	(171,062,248)
Dividends to Shareholders from
Net investment income	(11,443,247)	(5,812,876)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(45,971,039)	39,031,083

Total increase (decrease)	16,943,979	(137,844,041)
Net Assets
Beginning of period	994,537,031	1,132,381,072

End of period (including distributions in excess of net investment income of ($27,719,834) and ($30,994,660), respectively)	$1,011,481,010	$994,537,031

See notes to financial statements.

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,837,496		$33,257,484
Net realized loss on investment and foreign currency transactions	(14,923,101)		(403,563,359)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	19,733,647		166,175,439
Contributions from Adviser (see Note B)	– 0	–	213,196

Net increase (decrease) in net assets from operations	14,648,042		(203,917,240)
Dividends and Distributions to Shareholders from
Net investment income	(4,011,109)		(29,331,747)
Net realized gain on investment transactions	– 0	–	(47,413,051)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(32,006,987)		179,537,135

Total decrease	(21,370,054)		(101,124,903)
Net Assets
Beginning of period	1,127,351,844		1,228,476,747

End of period (including distributions in excess of net investment income of ($5,409,083) and ($11,235,470), respectively)	$1,105,981,790		$1,127,351,844

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

Statement of Changes in Net Assets

	International Growth
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,668,858		$29,350,048
Net realized gain (loss) on investment and foreign currency transactions	55,394,294		(463,979,673)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,239,824		134,594,068
Contributions from Adviser (see Note B)	– 0	–	57,294

Net increase (decrease) in net assets from operations	75,302,976		(299,978,263)
Dividends and Distributions to Shareholders from
Net investment income	(30,093,357)		(33,261,661)
Net realized gain on investment transactions	– 0	–	(120,835)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(11,470,562)		165,162,828

Total increase (decrease)	33,739,057		(168,197,931)
Net Assets
Beginning of period	1,077,781,222		1,245,979,153

End of period (including undistributed/(distributions in excess of) net investment income of ($17,773,638) and $5,650,861, respectively)	$1,111,520,279		$1,077,781,222

See notes to financial statements.

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,316,776		$9,670,916
Net realized gain (loss) on investment transactions	12,386,988		(147,026,372)
Net change in unrealized appreciation/depreciation of investments	86,197,596		34,817,994

Net increase (decrease) in net assets from operations	101,901,360		(102,537,462)
Dividends and Distributions to Shareholders from
Net investment income	(2,249,173)		(9,903,466)
Net realized gain on investment transactions	– 0	–	(45,972,741)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(67,426,242)		25,770,496

Total increase (decrease)	32,225,945		(132,643,173)
Net Assets
Beginning of period	553,144,520		685,787,693

End of period (including undistributed net investment income of $3,543,171 and $2,475,568, respectively)	$585,370,465		$553,144,520

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$973,512		$2,330,437
Net realized gain (loss) on investment transactions	39,424,653		(130,310,980)
Net change in unrealized appreciation/depreciation of investments	28,578,640		(2,610,035)
Contributions from Adviser (see Note B)	– 0	–	791

Net increase (decrease) in net assets from operations	68,976,805		(130,589,787)
Dividends to Shareholders from
Net investment income	(591,916)		(2,218,697)
Transactions in Shares of Beneficial Interest
Net decrease	(32,866,458)		(5,203,248)

Total increase (decrease)	35,518,431		(138,011,732)
Net Assets
Beginning of period	548,279,082		686,290,814

End of period (including undistributed net investment income of $830,746 and $449,150, respectively)	$583,797,513		$548,279,082

See notes to financial statements.

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,484,713	$42,190,796
Net realized gain (loss) on investment transactions	6,561,980	(21,481,199)
Net change in unrealized appreciation/depreciation of investments	19,626,680	3,532,774

Net increase in net assets from operations	44,673,373	24,242,371
Dividends to Shareholders from
Net investment income	(17,943,826)	(44,230,027)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	74,991,000	(170,953,640)

Total increase (decrease)	101,720,547	(190,941,296)
Net Assets
Beginning of period	1,107,599,977	1,298,541,273

End of period (including undistributed net investment income of $3,676,434 and $3,135,547, respectively)	$1,209,320,524	$1,107,599,977

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

Statement of Changes in Net Assets

	Intermediate Duration Bond
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,283,435	$67,823,944
Net realized gain (loss) on investment and foreign currency transactions	3,971,899	(21,006,412)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	39,502,489	31,492,529

Net increase in net assets from operations	73,757,823	78,310,061
Dividends to Shareholders from
Net investment income	(31,354,683)	(74,748,745)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	53,884,609	(377,225,455)

Total increase (decrease)	96,287,749	(373,664,139)
Net Assets
Beginning of period	1,280,751,487	1,654,415,626

End of period (including undistributed net investment income of $3,516,813 and $4,588,061, respectively)	$1,377,039,236	$1,280,751,487

See notes to financial statements.

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Inflation Protected Securities
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,682,871	$2,475,002
Net realized gain (loss) on investment transactions	389,556	(3,417,167)
Net change in unrealized appreciation/depreciation of investments	23,985,718	(14,610,443)

Net increase (decrease) in net assets from operations	31,058,145	(15,552,608)
Dividends to Shareholders from
Net investment income	(7,815,952)	(38,875,317)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	42,458,112	(48,169,296)

Total increase (decrease)	65,700,305	(102,597,221)
Net Assets
Beginning of period	586,320,720	688,917,941

End of period (including undistributed net investment income of $1,133,342 and $2,266,423, respectively)	$652,021,025	$586,320,720

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

Statement of Changes in Net Assets

	High-Yield
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,604,459	$46,809,322
Net realized loss on investment and foreign currency transactions	(2,542,972)	(52,091,777)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	63,348,146	23,218,238

Net increase in net assets from operations	84,409,633	17,935,783
Dividends to Shareholders from
Net investment income	(23,511,558)	(45,605,929)
Transactions in Shares of Beneficial Interest
Net decrease	(30,352,306)	(35,780,608)

Total increase (decrease)	30,545,769	(63,450,754)
Net Assets
Beginning of period	463,399,538	526,850,292

End of period (including undistributed net investment income of $4,401,539 and $4,308,638, respectively)	$493,945,307	$463,399,538

See notes to financial statements.

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended February 28, 2010 (unaudited)

	Short Duration Bond
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$21,885,802
Interest expense paid	(887,476)
Operating expenses paid	(182,044)

Net increase in cash from operating activities		$20,816,282
Investing Activities:
Purchases of long-term investments	(911,307,327)
Proceeds from disposition of long-term investments	992,290,655
Purchase of short-term investments, net	(30,041,089)
Variation margin paid on futures contracts	(1,194,277)

Net increase in cash from investing activities		49,747,962
Financing Activities:
Redemptions of capital stock, net	58,185,276
Decrease in loans payable	(12,274,101)
Decrease in reverse repurchase agreements	(116,143,568)

Net decrease in cash from financing activities		(70,232,393)

Net increase in cash		331,851
Cash at beginning of period		1,278,360

Cash at end of period		$1,610,211

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$44,673,373
Adjustments:
Increase in interest and dividends receivable	$(10,830)
Net accretion of bond discount and amortization of bond premium	2,350,797
Inflation Index Adjustment	(9,278)
Decrease in interest payable	(6,107)
Increase in accrued expenses	6,987
Net realized gain on investment transactions	(6,561,980)
Net change in unrealized appreciation/depreciation of investments	(19,626,680)

Total adjustments		(23,857,091)

Net increase in cash from operating activities		$20,816,282

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

February 28, 2010 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of eleven separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio (effective April 16, 2010, the Portfolio’s new name is AllianceBernstein Bond Inflation Protection Portfolio) and AllianceBernstein High-Yield Portfolio (collectively, the “Portfolios”). Effective April 16, 2010, a new Portfolio will be offered by the Trust—AllianceBernstein Volatility Management Portfolio. The AllianceBernstein Global Value Portfolio and the AllianceBernstein Global Research Growth Portfolio, formerly series of the Trust, ceased operations on November 24, 2008. Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time (see Note A.2).

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indications, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

Notes to Financial Statements

measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio have elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a portfolio the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Portfolios recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.5). As of February 28, 2010, the Portfolios did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 28, 2010:

U.S. Value Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,134,555,612	$—	$—	$2,134,555,612
Short-Term Investments	57,915,741	—	—	57,915,741

Total Investments in Securities	2,192,471,353	—	—	2,192,471,353
Other Financial Instruments*	—	—	—	—

Total	$2,192,471,353	$—	$—	$2,192,471,353

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

U.S. Large Cap Growth Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$2,146,139,576	$13,576,200	(a)	$—	$2,159,715,776
Short-Term Investments	21,820,040	—		—	21,820,040

Total Investments in Securities	2,167,959,616	13,576,200		—	2,181,535,816
Other Financial Instruments*	—	—		—	—

Total	$2,167,959,616	$13,576,200		$—	$2,181,535,816

(a)	Represents one holding in the Industrial sector.

Global Real Estate Investment Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Equity: Other	$138,447,798	$282,913,332		$—	$421,361,130
Retail	116,577,630	76,483,728		—	193,061,358
Residential	91,891,483	60,990,639		—	152,882,122
Office	69,366,689	55,102,414		—	124,469,103
Lodging	45,784,807	11,219,274		—	57,004,081
Industrials	12,980,965	11,963,653		—	24,944,618
Warrants	44,527	—		6,084,267	6,128,794
Short-Term Investments	20,192,200	—		—	20,192,200

Total Investments in Securities	495,286,099	498,673,040	+	6,084,267	1,000,043,406
Other Financial Instruments*:
Assets	—	4,705,209		—	4,705,209
Liabilities	—	(6,225,986)		—	(6,225,986)

Total	$495,286,099	$497,152,263		$6,084,267	$998,522,629

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Notes to Financial Statements

International Value Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$20,959,664	$265,090,932		$—	$286,050,596
Industrials	—	128,373,323		—	128,373,323
Energy	29,249,714	90,865,322		—	120,115,036
Consumer Discretionary	—	104,090,944		—	104,090,944
Telecommunication Services	3,530,642	93,543,802		—	97,074,444
Information Technology	—	92,932,540		—	92,932,540
Health Care	—	80,712,100		—	80,712,100
Materials	—	68,680,777		—	68,680,777
Consumer Staples	—	44,487,856		—	44,487,856
Utilities	—	39,084,691		—	39,084,691
Short-Term Investments	29,768,403	—		—	29,768,403

Total Investments in Securities	83,508,423	1,007,862,287	+	—	1,091,370,710
Other Financial Instruments*:
Assets	188,268	4,604,087		—	4,792,355
Liabilities	(454,047)	(436,992)		—	(891,039)

Total	$83,242,644	$1,012,029,382		$—	$1,095,272,026

International Growth Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$37,667,331	$175,219,264		$—	$212,886,595
Consumer Staples	—	138,696,732		—	138,696,732
Materials	16,975,098	111,224,118		—	128,199,216
Health Care	31,913,318	95,812,856		—	127,726,174
Industrials	—	123,469,435		—	123,469,435
Energy	23,395,971	96,414,874		—	119,810,845
Information Technology	—	114,925,475		—	114,925,475
Consumer Discretionary	5,222,218	84,177,670		—	89,399,888
Telecommunication Services	—	18,709,767		—	18,709,767
Utilities	—	6,292,974		—	6,292,974
Warrants	—	—		726,037	726,037
Short-Term Investments	15,900,281	—		—	15,900,281

Total Investments in Securities	131,074,217	964,943,165	+	726,037	1,096,743,419
Other Financial Instruments*:
Assets	—	23,203,787		—	23,203,787
Liabilities	—	(15,271,677)		—	(15,271,677)

Total	$131,074,217	$972,875,275		$726,037	$1,104,675,529

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Value Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$585,323,496	$—	$—	$585,323,496
Total Investments in Securities	585,323,496	—	—	585,323,496
Other Financial Instruments*	—	—	—	—

Total	$585,323,496	$—	$—	$585,323,496

Small-Mid Cap Growth Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$579,908,489	$—	$—	$579,908,489
Short-Term Investments	5,761,846	—	—	5,761,846

Total Investments in Securities	585,670,335	—	—	585,670,335
Other Financial Instruments*	—	—	—	—

Total	$585,670,335	$—	$—	$585,670,335

Short Duration Bond Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Governments – Treasuries	$—	$342,318,432	$—	$342,318,432
Corporates – Investment Grades	—	282,678,050	—	282,678,050
Asset-Backed Securities	—	158,875,134	69,708,891	228,584,025
Mortgage Pass-Thru’s	—	215,254,655	—	215,254,655
Agencies	—	67,096,843	—	67,096,843
Commercial Mortgage-Backed Securities	—	29,576,565	17,943,637	47,520,202
CMOs	—	8,222,223	21,130,408	29,352,631
Short-Term Investments
Investment Companies	25,106,124	—	—	25,106,124
Treasury Bills	—	19,999,440	—	19,999,440
Certificates of Deposit	—	12,802,935	—	12,802,935

Total Investments in Securities	25,106,124	1,136,824,277	108,782,936	1,270,713,337
Other Financial Instruments*:
Assets	1,295,447	—	—	1,295,447
Liabilities	(2,497,120)	—	—	(2,497,120)
TALF Loans	—	—	(57,985,899)	(57,985,899)

Total	$23,904,451	$1,136,824,277	$50,797,037	$1,211,525,765

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Notes to Financial Statements

Intermediate Duration Bond Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporates – Investment Grades	$—	$454,600,757	$2,096,766	$456,697,523
Governments – Treasuries	—	386,596,671	—	386,596,671
Mortgage Pass-Thru’s	—	224,611,992	—	224,611,992
Commercial Mortgage-Backed Securities	—	106,778,042	21,363,887	128,141,929
Asset-Backed Securities	—	42,292,752	3,904,378	46,197,130
Governments – Sovereign Bonds	—	27,415,885	—	27,415,885
Governments – Sovereign Agencies	—	24,079,978	—	24,079,978
CMOs	—	8,653,981	12,115,820	20,769,801
Corporates – Non-Investment Grades	—	19,954,884	—	19,954,884
Agencies	—	16,627,022	—	16,627,022
Inflation-Linked Securities	—	13,739,398	—	13,739,398
Quasi-Sovereigns	—	9,502,285	—	9,502,285
Supranationals	—	5,155,435	—	5,155,435
Short-Term Investments	134,117,320	—	—	134,117,320

Total Investments in Securities	134,117,320	1,340,009,082	39,480,851	1,513,607,253
Other Financial Instruments*:
Assets	—	985,753	—	985,753
Liabilities	—	—	—	—
TALF Loans	—	—	(73,495,103)	(73,495,103)

Total	$134,117,320	$1,340,994,835	$(34,014,252)	$1,441,097,903

Inflation Protected Securities Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Inflation-Linked Securities	$—	$630,641,839	$—	$630,641,839
Short-Term Investments	19,813,717	—	—	19,813,717

Total Investments in Securities	19,813,717	630,641,839	—	650,455,556
Other Financial Instruments*	—	—	—	—

Total	$19,813,717	$630,641,839	$—	$650,455,556

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporates – Non-Investment Grades	$—	$359,156,094	$22,297,553	$381,453,647
Corporates – Investment Grades	—	55,728,407	—	55,728,407
Bank Loans	—	—	8,693,250	8,693,250
Commercial Mortgage-Backed Securities	—	8,647,175	—	8,647,175
Emerging Markets – Corporate Bonds	—	5,547,734	—	5,547,734
Quasi-Sovereigns	—	4,330,850	—	4,330,850
Governments – Treasuries	—	3,741,058	—	3,741,058
Emerging Markets – Sovereigns	—	3,003,733	—	3,003,733
Common Stock	2,909,295	—	—	2,909,295
Preferred Stocks	—	2,006,020	—	2,006,020
CMOs	—	—	1,166,382	1,166,382
Warrants	120,876	—	—	120,876
Short-Term Investments	4,612,120	—	—	4,612,120

Total Investments in Securities	7,642,291	442,161,071	32,157,185	481,960,547
Other Financial Instruments*:
Assets	—	572,579	—	572,579
Liabilities	—	(321,895)	—	(321,895)

Total	$7,642,291	$442,411,755	$32,157,185	$482,211,231

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Global Real Estate Investment Portfolio	Warrants	Total
Balance as of 8/31/09	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(4,246,984)	(4,246,984)
Net purchases (sales)	10,331,251	10,331,251
Net transfers in and/or out of Level 3	—	—

Balance as of 2/28/10	$6,084,267	$6,084,267

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$(4,246,984)	$(4,246,984)

International Growth Portfolio	Warrants	Total
Balance as of 8/31/09	$7,224,324	$7,224,324
Accrued discounts/premiums	—	—
Realized gain (loss)	2,353,031	2,353,031
Change in unrealized appreciation/depreciation	(1,958,713)	(1,958,713)
Net purchases (sales)	(6,892,605)	(6,892,605)
Net transfers in and/or out of Level 3	—	—

Balance as of 2/28/10	$726,037	$726,037

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$(52,863)	$(52,863)

Short Duration Bond Portfolio	Asset- Backed Securities	Commercial Mortgage- Backed Securities	CMOs	TALF Loans
Balance as of 8/31/09	$61,249,235	$9,301,725	$20,934,198	$(70,260,000)
Accrued discounts/premiums	5,131	1,756	(165)	—
Realized gain (loss)	13,540	—	(605,681)	—
Change in unrealized appreciation/depreciation	5,859,468	4,880,620	4,285,517	—
Net purchases (sales)	2,581,517	(1,000,000)	(3,483,461)	12,274,101
Net transfers in and/or out of Level 3	—	4,759,536	—	—

Balance as of 2/28/10	$69,708,891	$17,943,637	$21,130,408	$(57,985,899)

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$5,857,746	$4,753,245	$3,622,662	$—

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio	Total
Balance as of 8/31/09	$21,225,158
Accrued discounts/premiums	6,722
Realized gain (loss)	(592,141)
Change in unrealized appreciation/depreciation	15,025,605
Net purchases (sales)	10,372,157
Net transfers in and/or out of Level 3	4,759,536

Balance as of 2/28/10	$50,797,037

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$14,233,653

Intermediate Duration Bond Portfolio	Corporates – Investment Grades	Commercial Mortgage- Backed Securities	Asset- Backed Securities	Governments – Sovereign Bonds
Balance as of 8/31/09	$14,820,320	$4,345,586	$5,131,079	$15,962,925
Accrued discounts/premiums	20,605	62,858	1,173	(2,098)
Realized gain (loss)	—	(20,463)	5,336	803,995
Change in unrealized appreciation/ depreciation	1,594,528	2,863,834	252,265	(422,965)
Net purchases (sales)	—	(3,791,348)	(1,485,475)	(7,650,544)
Net transfers in and/or out of Level 3	(14,338,687)	17,903,420	—	(8,691,313)

Balance as of 2/28/10	$2,096,766	$21,363,887	$3,904,378	$—

Net change in unrealized appreciation/ depreciation from Investments held as of 2/28/10*	$54,874	$2,507,540	$250,475	$—

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Notes to Financial Statements

Intermediate Duration Bond Portfolio	CMOs	Corporates – Non- Investment Grades	Quasi- Sovereigns	TALF Loans
Balance as of 8/31/09	$13,082,041	$1,338,752	$16,817,375	$(76,585,591)
Accrued discounts/premiums	441	394	18,628	—
Realized gain (loss)	15,451	(186,897)	729,825	—
Change in unrealized appreciation/ depreciation	1,205,768	312,800	1,042,169	—
Net purchases (sales)	(2,187,881)	(1,465,049)	(12,547,799)	3,090,488
Net transfers in and/or out of Level 3	—	—	(6,060,198)	—

Balance as of 2/28/10	$12,115,820	$—	$—	$(73,495,103)

Net change in unrealized appreciation/ depreciation from Investments held as of 2/28/10*	$1,193,710	$—	$—	$—

Total
Balance as of 8/31/09	$(5,087,513)
Accrued discounts/premiums	102,001
Realized gain (loss)	1,347,247
Change in unrealized appreciation/depreciation	6,848,399
Net purchases (sales)	(26,037,608)
Net transfers in and/or out of Level 3	(11,186,778)

Balance as of 2/28/10	$(34,014,252)

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$4,006,599

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio	Corporates – Non- Investment Grades	Corporates – Investment Grades	Bank Loans	Quasi- Sovereigns
Balance as of 8/31/09	$32,354,954	$2,762,647	$7,424,856	$3,426,550
Accrued discounts/premiums	67,880	(562)	500,088	27,504
Realized gain (loss)	136,342	29,127	1,075,935	346,414
Change in unrealized appreciation/depreciation	1,759,970	162,013	(466,835)	(4,285)
Net purchases (sales)	(2,683,599)	(458,150)	159,206	(1,910,458)
Net transfers in and/or out of Level 3	(9,337,994)	(2,495,075)	—	(1,885,725)

Balance as of 2/28/10	$22,297,553	$—	$8,693,250	$—

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$1,227,173	$—	$(466,835)	$—

	Emerging Markets – Sovereigns	Preferred Stocks	CMOs	Totals
Balance as of 8/31/09	$1,255,450	$561,600	$1,210,898	$48,996,955
Accrued discounts/premiums	43,821	—	12,499	651,230
Realized gain (loss)	—	—	48,849	1,636,667
Change in unrealized appreciation/depreciation	218,679	—	20,471	1,690,013
Net purchases (sales)	—	—	(126,335)	(5,019,336)
Net transfers in and/or out of Level 3	(1,517,950)	(561,600)	—	(15,798,344)

Balance as of 2/28/10	$—	$—	$1,166,382	$32,157,185

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$—	$—	$20,471	$780,809

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

6. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

During the year ended August 31, 2009, the Adviser reimbursed the International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio in the amounts of $213,196, $57,294 and $791, respectively, for trading losses incurred due to a trade entry error.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Notes to Financial Statements

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2010 is as follows:

Portfolio	Market Value August 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2010 (000)		Dividend Income (000)
U.S. Value	$44,780	$490,685	$477,549	$57,916		$24
U.S. Large Cap Growth	3,359	170,260	151,799	21,820		4
Global Real Estate Investment	27,112	139,076	145,996	20,192		5
International Value	1,858	170,950	143,040	29,768		9
International Growth	13,999	158,803	156,902	15,900		8
Small-Mid Cap Value	17,620	79,289	96,909	– 0	–	3
Small-Mid Cap Growth	3,783	86,530	84,551	5,762		3
Short Duration Bond	27,867	362,937	365,698	25,106		14
Intermediate Duration Bond	122,066	315,732	303,681	134,117		55
Inflation Protected Securities	5,012	62,738	47,936	19,814		6
High-Yield	4,608	40,903	40,899	4,612		1

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2010 were as follows:

Portfolio	Total Commissions		Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$1,298,399		$	– 0	–	$	– 0	–
U.S. Large Cap Growth	1,160,997			– 0	–		– 0	–
Global Real Estate Investment	594,882			– 0	–		– 0	–
International Value	672,548			– 0	–		– 0	–
International Growth	962,530			– 0	–		– 0	–
Small-Mid Cap Value	410,236			– 0	–		– 0	–
Small-Mid Cap Growth	620,118			– 0	–		– 0	–
Short Duration Bond	– 0	–		– 0	–		– 0	–
Intermediate Duration Bond	– 0	–		– 0	–		– 0	–
Inflation Protected Securities	– 0	–		– 0	–		– 0	–
High-Yield	648			– 0	–		– 0	–

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2010, were as follows:

Portfolio	Purchases		Sales
U.S. Value	$621,084,161		$704,609,740
U.S. Large Cap Growth	917,518,907		989,384,842
Global Real Estate Investment	268,377,570		317,224,202
International Value	337,370,081		376,541,010
International Growth	440,460,905		453,390,435
Small-Mid Cap Value	152,906,005		206,908,829
Small-Mid Cap Growth	286,840,314		317,287,097
Short Duration Bond	282,858,446		303,010,206
Intermediate Duration Bond	169,179,856		210,699,137
Inflation Protected Securities	– 0	–	– 0	–
High-Yield	70,573,858		105,803,956

Purchases and sales of U.S. government securities for the six months ended February 28, 2010, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
Global Real Estate Investment		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Short Duration Bond		644,368,418			643,980,699
Intermediate Duration Bond		440,352,909			288,035,661
Inflation Protected Securities		40,985,982			14,864,410
High-Yield		– 0	–		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
U.S. Value	$267,486,216	$ (150,368,297)	$117,117,919
U.S. Large Cap Growth	398,694,793	(18,350,037)	380,344,756
Global Real Estate Investment	187,070,802	(32,190,871)	154,879,931
International Value	99,700,074	(101,056,244)	(1,356,170)
International Growth	159,249,896	(44,010,726)	115,239,170
Small-Mid Cap Value	109,870,023	(37,185,474)	72,684,549
Small-Mid Cap Growth	117,467,879	(13,373,923)	104,093,956
Short Duration Bond	22,621,090	(68,850,510)	(46,229,420)
Intermediate Duration Bond	51,328,660	(33,286,594)	18,042,066
Inflation Protected Securities	35,347,261	(186,738)	35,160,523
High-Yield	54,384,425	(32,357,621)	22,026,804

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Notes to Financial Statements

1. Derivative Financial Instruments

Certain Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Certain Portfolios may buy or sell futures contracts for the purpose of hedging their Portfolios against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Notes to Financial Statements

the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended February 28, 2010, the Portfolios had no transactions in written options.

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Notes to Financial Statements

contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of February 28, 2010, the High-Yield Portfolio had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $321,895 at February 28, 2010.

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

At February 28, 2010, the Portfolios have entered into the following derivatives:

Global Real Estate Investment Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,705,209	Unrealized depreciation of forward currency exchange contracts	$6,225,986

Total		$4,705,209		$6,225,986

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$7,716,246	$ (3,288,064)

Total		$7,716,246	$ (3,288,064)

For the six months ended February 28, 2010, the average monthly principal amount of foreign currency exchange contracts was $247,512,596.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Notes to Financial Statements

International Value Portfolio	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,604,087	Unrealized depreciation of forward currency exchange contracts	$436,992

Equity contracts			Payable for variation margin on futures contracts	265,779	*

Total		$4,604,087		$702,771

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$11,557,744	$2,388,027
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/ depreciation of futures contracts	739,202	(910,411)

Total		$12,296,946	$1,477,616

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the six months ended February 28, 2010, the average monthly principal amount of foreign currency exchange contracts was $697,884,530 and average monthly original value of futures contracts was $14,480,672.

International Growth Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$23,203,787	Unrealized depreciation of forward currency exchange contracts	$15,271,677

Total		$23,203,787		$15,271,677

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$19,570,303	$(2,827,834)

Total		$19,570,303	$(2,827,834)

For the six months ended February 28, 2010, the average monthly principal amount of foreign currency exchange contracts was $791,164,101.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Notes to Financial Statements

Short Duration Bond Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on futures contracts	$1,201,673	*

Total				$1,201,673

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/ depreciation of futures contracts.	$(451,176)	$(700,400)

Total		$(451,176)	$(700,400)

For the six months ended February 28, 2010, the average monthly original value of futures contracts was $332,527,156.

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Intermediate Duration Bond Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$164,796
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	820,957

Total		$985,753

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$(1,250,408)	$580,555
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/ depreciation of swap contracts	178,403	141,011

Total		$(1,072,005)	$721,566

For the six months ended February 28, 2010, the average monthly principal amount of foreign currency exchange contracts was $32,985,762 and average monthly notional amount of interest rate swaps was $11,500,000.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Notes to Financial Statements

High-Yield Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$572,579
Credit contracts			Unrealized depreciation on credit default swap contracts	$321,895

Total		$572,579		$321,895

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$(55,814)	$966,387
Equity contracts	Net realized gain/(loss) on investments; Net change in unrealized appreciation/ depreciation of investments	(2,444,734)	(510,170)

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Derivatives Not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/ depreciation of swap contracts	(72,926)	(124,103)

Total		$(2,573,474)	$332,114

For the six months ended February 28, 2010, the average monthly principal amount of foreign currency exchange contracts was $22,341,938, average monthly notional amount of options contracts was $776,496 and average monthly notional amount of credit default swaps was $2,885,000.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended February 28, 2010, the Intermediate

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Notes to Financial Statements

Duration Bond Portfolio earned drop income of $302,672, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended February 28, 2010, the average amount of reverse repurchase agreements outstanding for Short Duration Bond Portfolio was $40,056,164 and the daily weighted average interest rate was 0.01%. During the period, the Portfolio received net interest payment from counterparties.

5. Term Asset-Backed Securities Loan Facility

Certain Portfolios participate in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Portfolio’s records. The Portfolio agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Portfolio is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Portfolio to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should a Portfolio be unable to repay a loan. Additionally, there is the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Portfolio remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Portfolio will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

For the six months ended February 28, 2010, the following Portfolios participated in the TALF program:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Short Duration Bond	$90,513,598	1.91%
Intermediate Duration Bond	99,016,012	2.54

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Portfolio U.S. Value
Shares sold	3,792,962	38,234,423	$28,769,556	$225,115,627

Shares issued in reinvestment of dividends and distributions	3,615,829	9,917,433	27,091,719	64,468,390

Shares redeemed	(14,066,367)	(30,310,530)	(107,898,734)	(203,362,203)

Net increase (decrease)	(6,657,576)	17,841,326	$(52,037,459)	$86,221,814

U.S. Large Cap Growth
Shares sold	4,390,699	23,973,439	$43,398,857	$190,235,878

Shares issued in reinvestment of dividends	1,294,168	2,996,008	12,634,516	23,934,284

Shares redeemed	(10,570,115)	(30,787,155)	(105,444,784)	(238,832,888)

Net decrease	(4,885,248)	(3,817,708)	$(49,411,411)	$(24,662,726)

Global Real Estate Investment
Shares sold	1,953,653	28,730,928	$15,935,090	$159,119,750

Shares issued in reinvestment of dividends	1,367,174	619,710	11,443,247	5,812,875

Shares redeemed	(8,926,356)	(18,309,025)	(73,349,376)	(125,901,542)

Net increase (decrease)	(5,605,529)	11,041,613	$(45,971,039)	$39,031,083

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

International Value
Shares sold	5,238,315	35,481,511	$40,167,349	$214,726,719

Shares issued in reinvestment of dividends and distributions	521,601	13,140,207	4,011,109	76,744,799

Shares redeemed	(9,666,303)	(16,688,918)	(76,185,445)	(111,934,383)

Net increase (decrease)	(3,906,387)	31,932,800	$(32,006,987)	$179,537,135

International Growth
Shares sold	3,928,693	20,795,752	$33,042,952	$152,752,270

Shares issued in reinvestment of dividends and distributions	3,386,178	4,462,455	30,093,357	33,382,496

Shares redeemed	(8,349,425)	(3,051,503)	(74,606,871)	(20,971,938)

Net increase (decrease)	(1,034,554)	22,206,704	$(11,470,562)	$165,162,828

Small-Mid Cap Value
Shares sold	527,275	6,990,983	$4,536,956	$42,970,323

Shares issued in reinvestment of dividends and distributions	269,795	9,254,225	2,249,173	55,876,208

Shares redeemed	(8,144,058)	(9,251,605)	(74,212,371)	(73,076,035)

Net increase (decrease)	(7,346,988)	6,993,603	$(67,426,242)	$25,770,496

Small-Mid Cap Growth
Shares sold	917,893	4,686,797	$9,728,776	$38,612,519

Shares issued in reinvestment of dividends	56,643	254,056	591,916	2,218,697

Shares redeemed	(3,890,380)	(5,463,270)	(43,187,150)	(46,034,464)

Net decrease	(2,915,844)	(522,417)	$(32,866,458)	$(5,203,248)

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Short Duration Bond
Shares sold	8,892,396	17,436,541	$83,109,513	$159,135,598

Shares issued in reinvestment of dividends	1,923,785	4,885,703	17,943,826	44,230,027

Shares redeemed	(2,768,903)	(41,237,256)	(26,062,339)	(374,319,265)

Net increase (decrease)	8,047,278	(18,915,012)	$74,991,000	$(170,953,640)

Intermediate Duration Bond
Shares sold	7,446,187	12,154,341	$75,666,251	$117,446,877

Shares issued in reinvestment of dividends	3,097,416	8,129,848	31,354,683	74,748,745

Shares redeemed	(5,186,859)	(62,459,613)	(53,136,325)	(569,421,077)

Net increase (decrease)	5,356,744	(42,175,424)	$53,884,609	$(377,225,455)

Inflation Protected Securities
Shares sold	4,887,585	8,130,275	$49,941,174	$79,826,662

Shares issued in reinvestment of dividends	762,532	4,276,713	7,815,953	38,875,317

Shares redeemed	(1,485,515)	(17,435,441)	(15,299,015)	(166,871,275)

Net increase (decrease)	4,164,602	(5,028,453)	$42,458,112	$(48,169,296)

High-Yield
Shares sold	1,142,458	2,778,264	$10,644,248	$19,994,772

Shares issued in reinvestment of dividends	2,596,842	6,535,590	23,511,559	45,605,929

Shares redeemed	(6,894,175)	(14,234,189)	(64,508,113)	(101,381,309)

Net decrease	(3,154,875)	(4,920,335)	$(30,352,306)	$(35,780,608)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Notes to Financial Statements

Commencement of Offering

The Portfolios commenced offering on May 20, 2005 through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series—U.S. Large Cap Portfolio (“U.S. Large Cap Fund”). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

NOTE E

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended December 31, 2008, the Intermediate Duration Bond Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LSBF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LSBF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $2,015,576. The Portfolio’s claim to these obligations subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of February 28, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $574,439 (28.50% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Concentration of Risk—Although the Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. As such, the Portfolios have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

U.S. Value	2009		2008
Distributions paid from:
Ordinary income	$64,468,391		$98,553,381
Long-term capital gains	– 0	–	71,911,154

Total distributions paid	$64,468,391		$170,464,535

U.S. Large Cap Growth	2009		2008
Distributions paid from:
Ordinary income	$23,934,284		$22,290,034
Long-term capital gains	– 0	–	72,783,508

Total distributions paid	$23,934,284		$95,073,542

Global Real Estate Investment	2009		2008
Distributions paid from:
Ordinary income	$5,812,875		$135,605,856
Long-term capital gains	– 0	–	82,778,974

Total distributions paid	$5,812,875		$218,384,830

International Value	2009		2008
Distributions paid from:
Ordinary income	$29,492,020		$54,038,034
Long-term capital gains	47,252,778		116,678,554

Total distributions paid	$76,744,798		$170,716,588

International Growth	2009		2008
Distributions paid from:
Ordinary income	$33,227,507		$38,160,575
Long-term capital gains	154,989		77,521,675

Total distributions paid	$33,382,496		$115,682,250

Small-Mid Cap Value	2009		2008
Distributions paid from:
Ordinary income	$16,449,359		$23,957,109
Long-term capital gains	39,426,848		22,345,851

Total distributions paid	$55,876,207		$46,302,960

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Growth	2009		2008
Distributions paid from:
Ordinary income	$2,218,697		$5,216,643
Long-term capital gains	– 0	–	62,756,744

Total distributions paid	$2,218,697		$67,973,387

Short Duration Bond	2009		2008
Distributions paid from:
Ordinary income	$44,230,027		$63,330,431
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$44,230,027		$63,330,431

Intermediate Duration Bond	2009		2008
Distributions paid from:
Ordinary income	$74,748,745		$85,510,435
Long-term capital gains	– 0	–	2,300,936

Total distributions paid	$74,748,745		$87,811,371

Inflation Protected Securities	2009		2008
Distributions paid from:
Ordinary income	$38,875,317		$29,900,723
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$38,875,317		$29,900,723

High-Yield	2009		2008
Distributions paid from:
Ordinary income	$45,605,929		$42,186,325
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$45,605,929		$42,186,325

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Notes to Financial Statements

As of August 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(c)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$9,802,969		$	– 0	–	$(870,227,174)	$(53,294,630)	$(913,718,835)
U.S. Large Cap Growth	4,272,140			– 0	–	(593,725,438)	203,965,076	(385,488,222)
Global Real Estate Investment	28,033,736			– 0	–	(446,055,657)	13,833,859	(404,188,062)
International Value	– 0	–		– 0	–	(369,667,503)	(47,706,418)	(417,373,921)
International Growth	16,410,803			– 0	–	(457,063,707)	72,767,431	(367,885,473)
Small-Mid Cap Value	2,228,806			– 0	–	(145,663,389)	(14,409,009)	(157,843,592)
Small-Mid Cap Growth	411,661			– 0	–	(149,310,603)	58,787,992	(90,110,950)
Short Duration Bond	3,135,547			– 0	–	(38,233,894)	(66,941,242)	(102,039,589)
Intermediate Duration Bond	4,821,094			– 0	–	(21,775,999)	(21,243,196)	(38,198,101)
Inflation Protected Securities	8,501,629			– 0	–	(4,113,419)	4,197,324	8,585,534
High-Yield	5,889,284			– 0	–	(64,941,345)	(43,439,774)	(102,491,835)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, futures contracts, partnership investments, interest writeoffs and accruals on defaulted securities, straddle loss deferrals, deferral of losses based on deflationary adjustments in excess of cumulative earned income, bond premium amortization, reclassification of distributions from investments in real estate investment trusts, return of capital distributions, book to tax differences on writedowns of interest, swaps, and swap income (loss) accruals.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c)

On August 31, 2009, the U.S. Value, U.S. Large Cap Growth, International Value, International Growth, Small-Mid Cap Value, Small-Mid Cap Growth, Short Duration Bond, Intermediate Duration Bond, Inflation Protected Securities, High-Yield, and Global Real Estate Investment Trust Portfolios had a net capital loss carryforward of $205,162,139, $308,459,282, $53,057,306, $107,784,754, $25,737,293, $57,834,299, $25,157,022, $12,485,361, $1,774,101, $18,010,233, and $97,002,480 respectively, of which $205,162,139 expires in the year 2017 for the U.S. Value Portfolio, $308,459,282 expires in the year 2017 for the U.S. Large Cap Growth Portfolio, $53,057,306 expires in the year 2017 for International Value Portfolio, $107,784,754 expires in the year 2017 for International Growth Portfolio, $25,737,293 expires in the year 2017 for Small-Mid Cap Value, $1,225,905 expires in the year 2016 and $56,608,394 expires in the year 2017 for Small-Mid Cap Growth, $529,195 expires in the year 2014, $3,562,331 expires in the year 2015, $1,756,801 expires in the year 2016, $19,308,695 expires in the year 2017 for the Short Duration Portfolio, $12,485,361 expires in the year 2017 for Intermediate Duration Bond Portfolio, $98,445 expires in the year 2015 and $1,675,656 expires in the year 2017 for the Inflation Protected Securities Portfolio, $1,561,339 expires in the year 2015, $1,152,926 expires in the year 2016 and $15,295,968 expires in the year 2017 for the High-Yield Portfolio, $97,002,480 expires in the year 2017 for Global Real Estate

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Investment Trust. To the extent future gains are offset by capital loss carryforward, such gains will not be distributed. Net capital loss, currency and PFIC losses incurred after October 31, and within the taxable year are deemed arise on the first business day of the Portfolio’s next taxable year. U.S. Value, U.S. Large Cap Growth, International Value, International Growth, Small-Mid Cap Value, Small-Mid Cap Growth, Short Duration Bond, Intermediate Duration Bond, Inflation Protected Securities, High-Yield, and Global Real Estate Investment Trust elect to defer $665,065,035, $285,266,156, $309,567,121, $349,278,956, $119,926,096, $91,476,304, $13,076,872, $9,290,638, $2,339,318, and $349,053,179 of capital losses that are deemed to arise in the next taxable year. International Value also defers $7,043,076 of Currency losses. Intermediate Duration Bond Portfolio deferred $476,618 in straddle losses.

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Notes to Financial Statements

agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Value
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,					May 20, 2005(a) to August 31, 2005
			2009	2008	2007	2006

Net asset value, beginning of period	$ 7.22		$ 9.27	$ 12.44	$ 11.41	$ 10.32		$ 10.00

Income From Investment Operations
Net investment income(b)	.08		.21	.31	.31	.27		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		(2.03)	(2.75)	1.22	1.11		.28

Net increase (decrease) in net asset value from operations	.63		(1.82)	(2.44)	1.53	1.38		.36

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.23)	(.31)	(.30)	(.21)		(.04)
Distributions from net realized gain on investment transactions	– 0	–	.00 (c)	(.42)	(.20)	(.08)		– 0	–

Total dividends and distributions	(.09)		(.23)	(.73)	(.50)	(.29)		(.04)

Net asset value, end of period	$ 7.76		$ 7.22	$ 9.27	$ 12.44	$ 11.41		$ 10.32

Total Return
Total investment return based on net asset value(d)	8.83%		(19.36)%	(20.55)%	13.55%	13.6	0%	3.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,195,447		$2,091,464	$2,520,943	$2,573,340	$1,822,032		$1,355,032
Ratio to average net assets of:
Expenses	.01	%(e)	.02%	.02%	.02%	.04%		.07	%(e)
Net investment income	2.18	%(e)	3.23%	2.93%	2.49%	2.48%		2.84	%(e)
Portfolio turnover rate	29%		59%	20%	22%	14%		21%

See footnote summary on page 200.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 9.25	$ 11.08	$ 12.47	$ 11.09	$ 10.73	$ 10.00

Income From Investment Operations
Net investment income(b)	.05	.11	.10	.10	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	(1.83)	(1.04)	1.57	.38	.72

Net increase (decrease) in net asset value from operations	.75	(1.72)	(.94)	1.67	.45	.74

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.11)	(.10)	(.09)	(.06)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.35)	(.20)	(.03)	– 0	–

Total dividends and distributions	(.06)	(.11)	(.45)	(.29)	(.09)	(.01)

Net asset value, end of period	$ 9.94	$ 9.25	$ 11.08	$ 12.47	$ 11.09	$ 10.73

Total Return
Total investment return based on net asset value(d)	8.09%	(15.41)%	(8.06)%	15.2	3%	4.10%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,185,017	$2,077,867	$2,532,269	$2,608,154	$1,775,474	$1,397,037
Ratio to average net assets of:
Expenses	.01	%(e)	.02%	.02%	.02%	.04%	.05	%(e)
Net investment income	1.09	%(e)	1.40%	.86%	.80%	.64%	.62	%(e)
Portfolio turnover rate	43%	108%	93%	92%	64%	13%

See footnote summary on page 200.

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Real Estate Investment
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 7.68	$ 9.56	$ 13.90	$ 13.14	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)	.12	.28	.36	.27	.36	.09	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45	(2.11)	(2.32)	1.59	2.47	.69

Net increase (decrease) in net asset value from operations	.57	(1.83)	(1.96)	1.86	2.83	.78

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.05)	(1.33)	(.58)	(.37)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(.52)	(.06)	– 0	–

Total dividends and distributions	(.09)	(.05)	(2.38)	(1.10)	(.43)	(.04)

Net asset value, end of period	$ 8.16	$ 7.68	$ 9.56	$ 13.90	$ 13.14	$ 10.74

Total Return
Total investment return based on net asset value(d)	7.43%	(19.25)%	(17.38)%	14.33%	27.18%	7.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,011,481	$994,537	$1,132,381	$1,203,895	$832,695	$508,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04	%(e)	.05%	.07%	.06%	.09%	.15	%(e)
Expenses, before waivers/reimbursements	.04	%(e)	.05%	.07%	.06%	.09%	.16	%(e)
Net investment income	2.91	%(e)	4.46%	3.11%	1.90%	3.07%	3.14	%(e)(f)
Portfolio turnover rate	27%	76%	46%	49%	46%	7%

See	footnote summary on page 200.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Value
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 7.50	$ 10.37	$ 14.88	$ 13.84	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(b)	.07	.23	.45	.42	.38	.10	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01	(2.55)	(3.18)	2.29	3.04	.87
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	(2.32)	(2.73)	2.71	3.42	.97

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.19)	(.43)	(.55)	(.26)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	(.36)	(1.35)	(1.12)	(.21)	– 0	–

Total dividends and distributions	(.03)	(.55)	(1.78)	(1.67)	(.47)	(.08)

Net asset value, end of period	$ 7.55	$ 7.50	$ 10.37	$ 14.88	$ 13.84	$ 10.89

Total Return
Total investment return based on net asset value(d)	1.02%	(20.71)%	(20.92)%	20.64%	32.16%	9.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,105,982	$1,127,352	$1,228,477	$1,315,984	$997,371	$788,432
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.03	%(e)	.06%	.07%	.08%	.10%	.15	%(e)
Expenses, before waivers/reimbursements	.03	%(e)	.06%	.07%	.08%	.10%	.94	%(e)
Net investment income	1.73	%(e)	3.56%	3.49%	2.89%	3.09%	3.56	%(e)(f)
Portfolio turnover rate	31%	56%	31%	31%	27%	23%

See footnote summary on page 200.

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.12	$ 11.27	$ 13.98	$ 12.54	$ 10.57	$ 10.00

Income From Investment Operations
Net investment income(b)	.05	.23	.38	.34	.23	.05	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(3.11)	(1.89)	1.86	1.95	.54
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.55	(2.88)	(1.51)	2.20	2.18	.59

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.27)	(.38)	(.27)	(.19)	(.02)
Distributions from net realized gain on investment transactions	– 0	–	.00	(c)	(.82)	(.49)	(.02)	– 0	–

Total dividends and distributions	(.24)	(.27)	(1.20)	(.76)	(.21)	(.02)

Net asset value, end of period	$ 8.43	$ 8.12	$ 11.27	$ 13.98	$ 12.54	$ 10.57

Total Return
Total investment return based on net asset value(d)	6.58%	(25.32)%	(12.46)%	18.08%	20.88%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,111,520	$1,077,781	$1,245,979	$1,328,927	$886,431	$517,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.03	%(e)	.05%	.06%	.07%	.11%	.15	%(e)
Expenses, before waivers/reimbursements	.03	%(e)	.05%	.06%	.07%	.11%	.24	%(e)
Net investment income	1.18	%(e)	3.19%	2.81%	2.50%	1.96%	1.78	%(e)(f)
Portfolio turnover rate	40%	111%	85%	82%	105%	19%

See footnote summary on page 200.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Six Months Ended February 28, 2010	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.10	$ 11.19	$ 12.79	$ 11.08	$ 10.65	$ 10.00

Income From Investment Operations
Net investment income(b)	.05	.14	.19	.24	.16	.04	(f)
Net realized and unrealized gain (loss) on investment transactions	1.49	(2.34)	(.96)	1.80	.40	.63

Net increase (decrease) in net asset value from operations	1.54	(2.20)	(.77)	2.04	.56	.67

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.14)	(.18)	(.23)	(.13)	(.02)
Distributions from net realized gain on investment transactions	– 0	–	(.75)	(.65)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.89)	(.83)	(.33)	(.13)	(.02)

Net asset value, end of period	$ 9.61	$ 8.10	$ 11.19	$ 12.79	$ 11.08	$ 10.65

Total Return
Total investment return based on net asset value(d)	19.11%	(16.76)%	(6.29)%	18.64%	5.24%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$585,370	$553,145	$685,788	$648,401	$444,250	$320,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04	%(e)	.04%	.04%	.04%	.07%	.15	%(e)
Expenses, before waivers/reimbursements	.04	%(e)	.04%	.04%	.04%	.07%	.34	%(e)
Net investment income	1.15	%(e)	2.00%	1.67%	1.93%	1.45%	1.62	%(e)(f)
Portfolio turnover rate	27%	60%	38%	33%	42%	8%
See footnote summary on page 200.

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Six Months Ended February 28, 2010	Year Ended August 31,	May 20, 2005(a) to August 31,
(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.18	$ 12.62	$ 14.79	$ 11.84	$ 10.99	$ 10.00

Income From Investment Operations
Net investment income(b)	.02	.04	.05	.06	.04	.01	(f)
Net realized and unrealized gain (loss) on investment transactions	1.27	(2.44)	(.78)	3.16	.84	.99
Contributions from Adviser	– 0	–	.00	(c)	.01	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.29	(2.40)	(.72)	3.22	.88	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.04)	(.06)	(.04)	(.03)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.39)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.01)	(.04)	(1.45)	(.27)	(.03)	(.01)

Net asset value, end of period	$ 11.46	$ 10.18	$ 12.62	$ 14.79	$ 11.84	$ 10.99

Total Return
Total investment return based on net asset value(d)	12.69%	(18.97)%	(5.84)%	27.50%	8.00%	9.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$583,798	$548,279	$686,291	$668,771	$429,431	$287,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04	%(e)	.05%	.04%	.05%	.07%	.15	%(e)
Expenses, before waivers/reimbursements	.04	%(e)	.05%	.04%	.05%	.07%	.41	%(e)
Net investment income	.34	%(e)	.49%	.39%	.45%	.33%	.37	%(e)(f)
Portfolio turnover rate	51%	107%	88%	88%	83%	21%

See footnote summary on page 200.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,				May 20, 2005(a) to August 31, 2005
			2009	2008	2007	2006

Net asset value, beginning of period	$ 9.26		$ 9.37	$ 9.87	$ 9.93	$ 10.04	$ 10.00

Income From Investment Operations
Net investment income(b)	.15		.36	.46	.52	.47	.09	(f)
Net realized and unrealized gain (loss) on investment transactions	.20		(.08)	(.49)	(.08)	(.14)	(.01)

Net increase (decrease) in net asset value from operations	.35		.28	(.03)	.44	.33	.08

Less: Dividends
Dividends from net investment income	(.14)		(.39)	(.47)	(.50)	(.44)	(.04)

Net asset value, end of period	$ 9.47		$ 9.26	$ 9.37	$ 9.87	$ 9.93	$ 10.04

Total Return
Total investment return based on net asset value(d)	3.85%		3.14%	(.40)%	4.51%	3.39%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,209,321		$1,107,600	$1,298,541	$1,272,076	$960,111	$652,505
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.18	%(e)	.04%	.03%	.02%	.05%	.15	%(e)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.03	%(e)	.03%	.03%	.02%	.05%	.15	%(e)
Expenses, before waivers/reimbursements	.18	%(e)	.04%	.03%	.02%	.05%	.19	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.03	%(e)	.03%	.03%	.02%	.05%	.19	%(e)
Net investment income	3.18	%(e)	4.06%	4.75%	5.23%	4.69%	3.88	%(e)(f)
Portfolio turnover rate	80%		153%	116%	138%	185%	83%

See footnote summary on page 200.

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Intermediate Duration Bond
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,				May 20, 2005(a) to August 31, 2005
			2009	2008	2007	2006

Net asset value, beginning of period	$ 9.98		$ 9.70	$ 9.87	$ 9.86	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)	.23		.51	.50	.49	.48	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.33	(.16)	.00 (c)	(.28)	.08

Net increase in net asset value from operations	.56		.84	.34	.49	.20	.19

Less: Dividends
Dividends from net investment income	(.24)		(.56)	(.51)	(.48)	(.46)	(.07)

Net asset value, end of period	$ 10.30		$ 9.98	$ 9.70	$ 9.87	$ 9.86	$ 10.12

Total Return
Total investment return based on net asset value(d)	5.65%		9.26%	3.51%	5.03%	2.13%	1.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,377,039		$1,280,751	$1,654,416	$1,599,652	$1,076,281	$807,065
Ratio to average net assets of:
Expenses	.22	%(e)	.04%	.03%	.04%	.06%	.10	%(e)
Expenses, excluding interest expense	.03	%(e)	.04%	.03%	.04%	.06%	.10	%(e)
Expenses, excluding interest expense and TALF administration fee	.02	%(e)	.03%	.03%	.04%	.06%	.10	%(e)
Net investment income	4.52	%(e)	5.47%	5.01%	5.01%	4.89%	4.13	%(e)
Portfolio turnover rate	39%		108%	114%	236%	513%	206%

See footnote summary on page 200.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Inflation Protected Securities
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 9.91	$ 10.74	$ 9.99	$ 9.91	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income(b)	.11	.04	.69	.49	.57	.09	(f)
Net realized and unrealized gain (loss) on investment transactions	.41	(.19)	.52	(.06)	(.36)	– 0	–
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52	(.15)	1.21	.43	.21	.09

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.68)	(.46)	(.35)	(.30)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.13)	(.68)	(.46)	(.35)	(.31)	(.08)

Net asset value, end of period	$ 10.30	$ 9.91	$ 10.74	$ 9.99	$ 9.91	$ 10.01

Total Return
Total investment return based on net asset value(d)	5.22%	(.88)%	12.45%	4.44%	2.11%	.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$652,021	$586,321	$688,918	$643,549	$447,210	$263,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.03	%(e)	.04%	.04%	.04%	.07%	.15	%(e)
Expenses, before waivers/reimbursements	.03	%(e)	.04%	.04%	.04%	.07%	.52	%(e)
Net investment income	2.14	%(e)	.44%	6.63%	4.98%	5.83%	4.34	%(e)(f)
Portfolio turnover rate	2%	20%	9%	12%	13%	3%

See footnote summary on page 200.

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Six Months Ended February 28, 2010 unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 8.51	$ 8.87	$ 9.89	$ 9.99	$ 10.35	$ 10.00

Income From Investment Operations
Net investment income(b)	.44	.81	.78	.77	.75	.20	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11	(.38)	(1.03)	(.15)	(.35)	.24

Net increase (decrease) in net asset value from operations	1.55	.43	(.25)	.62	.40	.44

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.79)	(.77)	(.72)	(.75)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.44)	(.79)	(.77)	(.72)	(.76)	(.09)

Net asset value, end of period	$ 9.62	$ 8.51	$ 8.87	$ 9.89	$ 9.99	$ 10.35

Total Return
Total investment return based on net asset value(d)	18.63%	7.25%	(2.76)%	6.22%	4.06%	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$493,945	$463,400	$526,850	$495,833	$325,931	$258,236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05	%(e)	.06%	.05%	.06%	.09%	.20	%(e)
Expenses, before waivers/reimbursements	.05	%(e)	.06%	.05%	.06%	.09%	.45	%(e)
Net investment income	9.59	%(e)	11.13%	8.19%	7.50%	7.47%	7.42	%(e)(f)
Portfolio turnover rate	15%	40%	25%	49%	64%	23%

See footnote summary on page 200.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Robert M. Keith, President and

Chief Executive Officer

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Stephen M. Beinhacker,

Vice President

Henry S. D’Auria, Vice President

Jon P. Denfeld, Vice President

Paul J. DeNoon, Vice President

Gershon M. Distenfeld,

Vice President

Sharon E. Fay, Vice President

Eric J. Franco, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Teresa Marziano, Vice President

Joel J. McKoan, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

John D. Phillips, Vice President

James G. Reilly, Vice President

Michael J. Reilly, Vice President

Kevin F. Simms, Vice President

Prashant Tewari, Vice President

Christopher M. Toub, Vice

President

Wen-Tse Tseng, Vice President

P. Scott Wallace, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

Diane Won, Vice President

David Yuen, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Trustees

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672	Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Global Real Estate Investment Portfolio are made by the REIT Senior Investment Management Team. Ms. Teresa Marziano, Mr. Prashant Tewari and Ms. Diane Won are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. Michael J. Reilly and Mr. P. Scott Wallace are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Stephen M. Beinhacker, Mr. Christopher M. Toub and Mr. Vadim Zlotnikov are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky, are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation-Protected Securities Portfolio.

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Global Real Estate Investment Portfolio

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio. The fixed-income portfolios will be considered separately at the Board meeting schedules to be held on November 3-5, 2009.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),3 AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”), The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),4 the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”), and Allstate ClearTarget Retirement Funds. Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies and Allstate ClearTarget Retirement Funds

Each of the Retirement Strategies/Allstate Funds pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy/Allstate Funds. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy/Allstate Fund as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy/Allstate Fund	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2025, 2030, 2035, 2040, 2045, 2050, 2055 Allstate Funds: 2030, 2040, 2050	0.65%	0.55%	0.50%

Retirement Strategies: 2010, 2015, 2020 Allstate Funds: 2010, 2015, 2020	0.60%	0.50%	0.45%

Retirement Strategies: 2000, 2005 Allstate Funds: 2005	0.55%	0.45%	0.40%

U.S. Large Cap Portfolio and the Wealth Strategies

Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Portfolio	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

Wealth Appreciation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Wealth Preservation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. Note that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of February 28, 2009.

Portfolios	Total Expense Ratio[5]
Age-Based Education Strategies
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolios	Total Expense Ratio[5]
Age-Based 1999-2001	0.80%
Age-Based 1996-1998	0.78%
Age-Based 1993-1995	0.76%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Preservation	0.72%

The Portfolios’ net assets as of February 28, 2009 are as follows:

Portfolio	Net Assets ($MM)
U.S. Value Portfolio	$1,454.6
U.S. Large Cap Growth Portfolio	$1,549.8
Global Real Estate Investment Portfolio	$644.1
International Value Portfolio	$741.4
International Growth Portfolio	$766.8
Small-Mid Cap Value Portfolio	$367.2
Small-Mid Cap Growth Portfolio	$389.2

Set forth below are the most recent fiscal year end total expense ratios of the Pooling Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Global Real Estate Investment Portfolio	August 31	0.07%
International Value Portfolio	August 31	0.07%
International Growth Portfolio	August 31	0.06%
Small-Mid Cap Value Portfolio	August 31	0.04%
Small-Mid Cap Growth Portfolio	August 31	0.04%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Portfolios.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on February 28, 2009 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 02/28/09 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
U.S. Value Portfolio	$1,454.6	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.270%

U.S. Large Cap Growth Portfolio	$1,549.8	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.271%

Global Real Estate Investment Portfolio[7]	$644.1	U.S. REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25 m	0.512%[8]

International Value Portfolio	$741.4	International Strategic Value Schedule 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25 m	0.527%

International Growth Portfolio	$766.8	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.426%

7	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

8	Assumes 50 bp on the balance.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Portfolio	Portfolio Net Assets 09/30/07 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Small-Mid Cap Value Portfolio	$367.2	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.604%

Small-Mid Cap Growth Portfolio	$389.2	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.601%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios February 28, 2009 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Global Real Estate Investment Portfolio	Global Real Estate Fund, Inc. AVPS Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Small/Mid Cap Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Portfolios. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Global Real Estate Investment Portfolio	Global Real Estate Securities Portfolio Class A Class I	1.75% 0.95%

The Alliance Capital Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ITM Mutual Fund	Fee[9]
U.S. Large Cap Growth Portfolio	AllianceBernstein U.S. Large Cap Growth Equity H (Hedged), N (Unhedged)	0.95%

International Value Portfolio	Bernstein Kokusai Strategic Value[10]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedules of the sub-advisory relationships been applicable to those Portfolios based on February 28, 2009 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
U.S. Value Portfolio	Client # 1	0.25% on 1st $500 million 0.20% on the balance	0.217%

	Client # 2[11], [12]	0.49% on 1st $100 million 0.30% on next $100 million 0.20% on the balance	0.270%

	Client # 3[11]	0.23% on 1st $300 million 0.20% on the balance	0.206%

	Client # 4[11]	0.23% on 1st $300 million 0.20% on the balance	0.206%

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on April 8, 2009 by Reuters was ¥99.64 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

10	This ITM fund is privately placed or institutional

11	Assets are aggregated for purposes of calculating the investment advisory fee.

12	The Client is an affiliate of the Adviser.

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
	Client # 5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[13]	0.147%[14]

	Client # 6	0.35%	0.350%

U.S. Large Cap Growth Portfolio	Client # 1	0.60% on 1st $1 billion 0.55% on the balance	0.582%

	Client # 2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% on the balance	0.256%

	Client # 3[11]	0.40% on first $300 million 0.35% on next $300 million 0.25% thereafter	0.289%

	Client # 4	0.35%	0.350%

International Value Portfolio	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.399%

	Client # 2[11,12]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%

	Client # 3	0.45% on 1st $200 million 0.36% on next $300 million 0.32% on the balance	0.371%

	Client # 4	0.55% on 1st $150 million 0.50% on next $150 million 0.45% on the balance	0.480%

	Client # 5	0.50%	0.500%

	Client # 6	0.30%	0.300%

13	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

14	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
	Client #7	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% on the balance	0.220%[14]
		+/- Performance Fee[15]

	Client #8	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% on the balance	0.304%

	Client #9[11]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.442%

	Client #10	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on the next $50 million 0.36% on the balance	0.384%

	Client #11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% on the balance	0.350%

	Client #12	0.35% on 1st $1 billion 0.325% on the balance	0.350%

Small Cap-Mid Value Portfolio	Client #1	0.50% on 1st $250 million 0.40% on the balance	0.484%

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% on the balance	0.539%

	Client #3	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on 1st $50 million 0.55% on the balance	0.604%

	Client #4	0.80% on 1st $25 million 0.60% on the balance	0.614%

	Client #5	0.613% on 1st $150 million 0.495% on the balance	0.543%

14	The calculation excludes the performance fee.

15	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies, U.S. Large Cap Portfolio and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

total expense ratios of the Portfolios’ peers.16 Lipper’s analysis included the Portfolios’ rankings17 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).18

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. 19 An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.20

With respect to International Value Portfolio and International Growth Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs was also expanded to

16	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

17	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

18	Note that there are limitations on expense category data because different funds categorize expenses differently.

19	Lipper excluded institutional classes or funds that had a 12b-1 or non 12b-1 service fee for this evaluation in order for the Portfolios’ EUs to not include multiple classes of the same funds. As a result, the EUs in this evaluation are much smaller in size compared to the evaluation dated January 31, 2009.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

include the universe of those peers that had a similar but not the same Lipper investment classification/objective.21 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[22]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.019	0.043	3/13	0.086	4/43

U.S. Large Cap Growth Portfolio	0.019	0.041	1/18	0.068	6/128

Global Real Estate Investment Portfolio	0.068	0.133	1/6	0.138	1/17

International Value Portfolio[23]	0.074	0.090	8/19	0.128	19/108

International Growth Portfolio[24]	0.063	0.086	7/19	0.087	11/48

Small-Mid Cap Value Portfolio	0.040	0.050	7/17	0.066	16/57

Small-Mid Cap Growth Portfolio	0.041	0.061	3/18	0.085	15/92

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

21	It should be noted that the expansion such Portfolios’ EUs was not requested by the Senior Officer or the Adviser. They requested that only the EGs be expanded.

22	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

23	The Portfolio’s EG includes the Portfolio, eight other International Multi-Cap Value funds (“IMLV”), four International Large-Cap Core funds (“ILCC”), five International Large-Cap Growth funds (“ILCG”) and one International Large-cap Value fund (“ILCV”). The Portfolio’s EU includes the Portfolio and all other institutional funds of IMLV, ILCC, ILCG, and ILCV, excluding outliers.

24	The Portfolio’s EG includes the Portfolio, seven other ILCG and 11 International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability.

Certain of the Portfolios may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, and pay commissions during the Portfolios’ recent fiscal year. During the Portfolios’ most recently completed fiscal year, only International Value Portfolio effected brokerage transactions with and paid commissions to SCB. The Adviser represents that SCB’s profitability from business conducted with the International Value Portfolio is comparable to the profitability of SCB’s dealings with other similar third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli26 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study was originally published in 2002 based on 1997 data.

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Board of Directors.27 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 year and since inception28 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)29 for the periods ended January 31, 2009.30

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	-45.23	-40.97	-41.61	11/13	50/63
3 year	-15.35	-13.75	-13.13	9/12	32/50
Since Inception	-10.53	-8.73	-8.22	9/11	31/40

27	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

28	It should be noted that the period that Lipper uses to calculate inception date performance is from the nearest month end after inception date. In contrast to Lipper, the Adviser calculates the Portfolios’ performance using data from the actual inception date. Note that the since inception gross performance returns calculated by Lipper for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, Small/Mid Cap Value Portfolio and Small/Mid Cap Growth Portfolio are less than the net performance returns calculated by the Adviser. Normally, gross performance returns are higher than net performance returns.

29	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

30	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Large Cap Growth Portfolio
1 year	-35.87	-37.98	-36.75	7/18	64/163
3 year	-14.20	-13.18	-11.85	12/17	104/130
Since Inception	-6.74	-6.90	-7.20	7/14	49/144

Global Real Estate Investment Portfolio
1 year	-49.89	-50.31	-50.10	3/6	10/22
3 year	-14.82	-14.82	-16.09	2/3	3/9
Since Inception	-8.00	-7.51	-9.67	2/2	2/7

International Value Portfolio
1 year	-52.45	-43.82	-44.94	9/9	39/39
3 year	-16.54	-10.86	-12.11	9/9	23/24
Since Inception	-7.18	-3.99	-3.92	8/8	19/20

International Growth Portfolio
1 year	-47.53	-44.55	-43.76	6/8	14/21
3 year	-14.18	-12.31	-12.23	7/8	15/16
Since Inception	-6.13	-4.86	-4.52	7/7	13/13

Small-Mid Cap Value Portfolio
1 year	-40.37	-41.00	-39.26	8/16	39/68
3 year	-13.29	-11.92	-12.82	10/14	32/54
Since Inception	-7.97	-6.34	-6.70	10/13	28/43

Small-Mid Cap Growth Portfolio
1 year	-38.82	-40.09	-41.44	7/18	35/112
3 year	-12.21	-12.79	-13.20	7/16	30/90
Since Inception	-3.99	-6.31	-6.50	4/14	15/79

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.31

	Periods Ending January 31, 2009 Annualized Performance (%)
	1 Year	3 Year	Since Inception
U.S. Value Portfolio	-45.24	-15.37	-10.36
Russell 1000 Value Index	-41.48	-13.09	-8.19
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	-35.88	-14.22	-6.35
Russell 1000 Growth Index	-36.44	-11.11	-6.99
Inception Date: May 20, 2005

Global Real Estate Investment Portfolio	-49.92	-14.88	-7.97
FTSE EPRA NAREIT Global Index	-52.42	-17.29	-9.27
Inception Date: May 20, 2005

International Value Portfolio	-52.48	-16.61	-7.24
MSCI EAFE Value Index	-43.74	-12.25	-4.65
Inception Date: May 20, 2005

International Growth Portfolio	-47.57	-14.24	-6.30
MSCI EAFE Growth Index	-42.29	-11.08	-3.65
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	-40.40	-13.33	-7.94
Russell 2500 Value Index	-37.71	-14.36	-8.00
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	-38.85	-12.25	-3.90
Russell 2500 Growth Index	-40.14	-14.30	-6.87
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

31	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

NOTES

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0210

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: April 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: April 22, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 22, 2010